This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, but is not complete and may be changed. This preliminary prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed pursuant to Rule 497
File No. 333-205154

Subject to Completion, dated February 1, 2016

PRELIMINARY PROSPECTUS SUPPLEMENT
(to the Prospectus dated December 21, 2015)

$
6.50% Notes due 2021

Alcentra Capital Corporation
Alcentra Capital InterNotes®

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940. We have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes. We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 and are subject to reduced public company reporting requirements.

We are offering $     in aggregate principal amount of 6.50% notes, which we refer to as the “Notes”. The Notes will mature on February 15, 2021. We will pay interest on the Notes on February 15 and August 15 of each year, beginning on August 15, 2016. Under normal circumstances no principal will be repaid on the Notes prior to their maturity date. However, we may redeem the Notes in whole or in part at any time, or from time to time on or after February 15, 2017, at the redemption price of par, plus accrued interest, as discussed under the caption “Description of the Notes — Optional Redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu, meaning equal in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by Alcentra Capital Corporation. The Notes will be senior to any of our future indebtedness that expressly provides it is subordinated, or junior in right of payment, to the Notes. The Notes are and will be effectively subordinated, or junior in right of payment, to our existing and any future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and structurally subordinated, or junior in right of payment, to all existing and future indebtedness and other obligations of any of our subsidiaries, with respect to claims on the assets of any such subsidiaries. See “Specific Terms of the Notes and Offering — Ranking of Notes” on page S-15 of this prospectus supplement. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and any indebtedness of any future subsidiaries may assert rights of payment prior to the holders of the Notes. See the related disclosure in “Supplementary Risk Factors” beginning on page S-23 of this prospectus supplement.

We are externally managed by our investment adviser, Alcentra NY, LLC, or Alcentra NY, which is registered as an investment adviser with the Securities and Exchange Commission, or the SEC. Alcentra NY also provides the administrative services necessary for us to operate. We have limited experience operating as a BDC or a RIC, and Alcentra NY has limited experience serving as an investment adviser to a BDC and a RIC.

An investment in our Notes is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, substantially all of the securities we invest in are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” and “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial amount of our investment portfolio will consist of debt investments for which issuers will not be required to make principal payments until the maturity of the loans, which will result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. A substantial amount of our subordinated debt and preferred equity investments pay payment-in-kind interest, which potentially creates negative amortization on a loan, resulting in an increase in the amounts that our portfolio companies will ultimately be required to pay us. Further, a material amount of our debt and preferred equity investments have interest reset provisions, which may make it more difficult for the borrowers to make debt repayments to us in a rising interest rate environment.

We do not intend to list the Notes on any stock exchange. See “Supplementary Risk Factors” beginning on page S-23 of this prospectus supplement and “Risk Factors” beginning on page 22 of the accompanying prospectus to read about factors you should consider, including the lack of a secondary market for the Notes and the risk of leverage, before investing in our Notes.

•	Our Notes will not be publicly traded on an established market and you should not expect to be able to sell your Notes regardless of how we perform.
•	If you are able to sell your Notes, you will likely receive less than your purchase price.
•	Our Notes are not currently listed on any securities exchange, and we do not expect a secondary market in the Notes to develop in the foreseeable future, if ever.
•	Because you could be unable to sell your Notes, you may be unable to reduce your exposure on any market downturn.
•	You should consider that you will not have access to your money invested in the Notes until the Notes reach maturity.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our Notes. Please read this prospectus supplement and the accompanying prospectus before you invest and keep each document for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 200 Park Avenue, 7th Floor, New York, New York 10166, or by telephone at (212) 922-8240 or on our website at www.alcentracapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	$	$
Underwriting Discount(1)	$	$
Proceeds to us, before expenses(2)	$	$

(1)	See “Plan of Distribution” in this prospectus supplement for a description of compensation payable to Incapital LLC.
(2)	Before deducting expenses payable by us related to this offering, estimated at $90,000 or approximately $ per Note.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

We will sell the Notes through Incapital LLC as agent.

Incapital

The date of this prospectus is         , 2016

InterNotes® is a registered trademark of Incapital Holdings LLC.

ABOUT THIS PROSPECTUS

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of the Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in the Notes.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor Incapital LLC has authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any Notes by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of the Notes. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

Legal Matters	161
Independent Registered Public Accounting Firm	161
Available Information	161
Index To Financial Statements	F-1

S-ii

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with our Adviser;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;
•	the ability of our Adviser to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a BDC;
•	the effect of changes to tax legislation and our tax position; and
•	the effect of future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)B of the Securities and Exchange Act of 1934, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement or in any report that we file under the Exchange Act.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Supplementary Risk Factors” in this prospectus supplement, “Risk Factors” in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus carefully.

Except as otherwise indicated, the terms: “we,” “us,” “our” “Alcentra Capital” and the “Company” refer to Alcentra Capital Corporation; our “Adviser” or “Alcentra NY” refers to our investment adviser, Alcentra NY, LLC.

Alcentra Capital Corporation

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. In addition, we have elected for U.S. federal income tax purposes to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $15 million, and/or revenues of between $10 million and $100 million, although we may selectively make investments in larger or smaller companies. Our investments typically range in size from $5 million to $15 million.

Our Adviser has a history of investing in companies that seek capital to use for growth initiatives, change in ownership in leveraged buyouts or a generational change of ownership, or what we refer to as Growth Companies. We define a Growth Company as a company that has experienced growth of at least two to three times the rate of gross domestic product, or GDP or have a catalyst to achieve that type of growth. It has been the experience of our Adviser’s investment team that Growth Companies typically incur less leverage than larger companies in order to maintain the financial flexibility to continue to invest in the growth of their businesses. In the experience of our Adviser’s investment team, our targeted industry sectors tend to have a greater proportion of Growth Companies and therefore offer greater investment opportunities to pursue. Our targeted industry sectors are: healthcare and pharmaceutical services; defense, aerospace, homeland security and government services; business and outsourced services; and energy services. We may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors.

Our investment activities are managed by our Adviser pursuant to the terms of an investment advisory and management agreement, which we refer to as the Investment Advisory Agreement. We expect to source investments primarily through the extensive network of relationships that the principals of our Adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

On May 14, 2014, we completed our initial public offering, or IPO, at a price of $15.00 per share. Through our IPO we sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, we sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 15, 2015, we completed a $40.0 million offering of unsecured notes, or the InterNotes®, which commenced on January 29, 2015. The InterNotes® bear interest at a rate of 6.25%, 6.375%, 6.5% and 6.75% payable semi-annually and have maturities ranging from five to seven years. The net proceeds of $39.2 million were used to reduce the outstanding borrowings on the Credit Facility, as defined below.

Formation Transactions

On May 8, 2014, we purchased a portfolio of approximately $155.9 million in debt and equity investments which consisted of all of the investment assets of BNY Mellon-Alcentra Mezzanine III, L.P., which we refer to as Fund III, except for its equity investment and warrants in GTT Communications. We refer collectively to the portfolio investments that we acquired from Fund III as the Fund III Acquired Assets. We purchased the Fund III Acquired Assets from Fund III for $64.4 million in cash and $91.5 million in shares of our common stock. Concurrent with our acquisition of the Fund III Acquired Assets, we also purchased approximately $29.0 million of debt and equity investments held by BNY Alcentra Group Holdings, Inc., which we refer to as the Alcentra Group, for $29.0 million in cash.

Portfolio Composition

We originate and invest primarily in middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

As of September 30, 2015, we had $288.9 million (at fair value) invested in 29 portfolio companies. Our portfolio included approximately 28.4% of first lien debt, 20.9% of second lien debt, 31.0% of mezzanine debt and 19.7% of equity investments at fair value. Going forward we intend to reduce our equity allocation to approximately 10 – 15% of our portfolio investments. At September 30, 2015, our average portfolio company investment at amortized cost and fair value was approximately $9.9 million and $10.0 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $17.1 million and $19.6 million, respectively. At September 30, 2015, 44.2% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 55.8% bore interest at fixed rates. We intend to continue to re-balance our portfolio going forward with more investments that are floating rate loans.

The weighted average yield on all of our debt investments as of September 30, 2015 was approximately 12.2%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our subsidiary fees and expenses. The weighted average yield was computed using the effective interest rates for all of our debt investments, which represents the interest rate on our debt investment restated as an interest rate payable annually in arrears and is computed including cash and payment in kind, or PIK interest, as well as accretion of original issue discount. As a result, the weighted average yield figure set forth above does not represent the cash interest payments we received on our debt investments during the period noted above. In this regard, the weighted average cash yield on all of our debt investments as of September 30, 2015 was approximately 10.6%. These yields do not include the dividends, including PIK dividends, received on our preferred equity investments. PIK dividends on preferred equity functions in much the same way as PIK interest on debt investments in that it is paid in the form of additional preferred securities and not cash. There can be no assurance that the weighted average yield and the weighted average cash yield will remain at their current levels.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a below-investment grade rating from a nationally recognized statistical rating organization, which is often referred to as “high-yield” or “junk.” Exposure to below-investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the loans, which may result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. As of September 30, 2015, approximately 19.2% of the income we received from our portfolio companies was in the form of non-cash income, such as contractual PIK interest. Since PIK interest involves us recognizing income without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement applicable to RICs. Our failure to meet the annual distribution requirements could reduce the amounts available for distributions. In addition, the PIK feature of our subordinated debt and preferred equity investments increases our credit risk exposure over the life of the investments given that it increases the amounts that our portfolio companies will ultimately be required to pay us. Furthermore, we have not previously been required to manage our portfolio in accordance with the RIC asset diversification requirements. See “Risk Factors — If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC” and “— PIK interest payments we receive increase our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser” in the accompanying prospectus.

Organizational Structure

The following chart shows the ownership structure and various entities affiliated with us and our Adviser.

(1)	For tax purposes, certain of our equity investments purchased are held by a wholly-owned subsidiary of ours.

Our Adviser

Our investment activities are managed by Alcentra NY, our investment adviser. Alcentra NY is the U.S. subsidiary of Alcentra Group, an asset management platform focused on below-investment grade credit, often referred to as “high-yield” or “junk.” Alcentra Group has offices in London, Dusseldorf, Singapore, New York and Boston and manages more than 75 investment vehicles and accounts totaling more than $25.8 billion in assets. The Alcentra Mezzanine professionals of our Adviser have worked together for more than 8 years and as of September 30, 2015 have invested more than $500 million in lower middle-market companies. Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of Alcentra Group.

Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Our Adviser’s investment team is led by Paul J. Echausse, our President and Chief Executive Officer, and David Scopelliti, our Senior Vice President. Mr. Echausse was a founding member of Alcentra Mezzanine in 1998 through the investment of subordinated debt investments on the Bank of New York platform. Our Investment Committee is comprised of Paul J. Echausse, our President and Chief Executive Officer, Paul Hatfield, Chairman of our board of directors, Kevin Bannon, David Scopelliti, our Senior Vice President and Ellida McMillan, our Chief Accounting Officer. Members of our Investment Committee together with other investment professionals of our Adviser, collectively have more than 60 years of such experience investing and lending across changing market cycles. As of September 30, 2015, the investment professionals of our Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies.

Our Adviser combines significant credit analysis, structuring capability and transaction experience within the larger credit investment platform of the Alcentra Group. See “Business —  Alcentra Group and BNY Mellon” in the accompanying prospectus.

We have entered into the Investment Advisory Agreement with our Adviser pursuant to which we pay a base management fee and incentive fees to our Adviser for its services under the agreement. See “Management Agreements — Investment Advisory Agreement — Management Fees” in the accompanying prospectus. Our Adviser agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the IPO was completed and the subsequent four quarters to the extent required in order for us to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Our Administrator

We have entered into a fund administration and accounting agreement, or the Administration Agreement, with State Street Bank and Trust Company, or State Street, pursuant to which State Street provides us with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. See “Management Agreements  — Administration Agreement” in the accompanying prospectus.

Alcentra Mezzanine

Alcentra Mezzanine, a division of Alcentra NY, has sponsored three private investment funds that focus on subordinated debt and equity investments in middle market companies, each of which is managed by Alcentra NY. Fund III, the last of the private investment funds, was formed in 2010 and is owned by institutional, family office and private wealth investors.

Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of the Alcentra Group.

Alcentra Group and BNY Mellon

The Alcentra Group was formed in 2002 through the merger of two asset management divisions from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. In January 2006, Alcentra Group was purchased by BNY Mellon. As a wholly-owned subsidiary of Bank of New York Mellon Corporation, which we refer to as BNY Mellon, the Alcentra Group manages approximately $25.8 billion in below-investment grade debt assets across more than 75 investment vehicles and funds. The Alcentra Group collectively employed 131 investment professionals as of September 30, 2015. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management boutiques.

BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $42.7 billion and is also one of the largest securities servicing organizations with $28.5 trillion of assets under custody and administration and boasts a global platform across 35 countries as of September 30, 2015. BNY Mellon is a substantial player in asset management with approximately $1.6 trillion of assets under management as of September 30, 2015.

BNY Mellon also maintains a substantial “Wealth Management” business that provides investment advisory services to high net worth individuals, families and family offices. As of September 30, 2015, BNY Mellon’s Wealth Management business has 41 offices, many of which are in major metropolitan cities throughout the country, and manages more than $200 billion on behalf of their clients. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Credit Facility

In connection with the IPO, we entered into a senior secured revolving credit agreement, or the Credit Facility, with ING Capital LLC, as administrative agent and lender. The Credit Facility had an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable. At such time as we and certain of our subsidiaries reach a combined net worth of $230 million, the interest rate per annum will be reduced to (i) 2.00% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.00% plus the one, three or six month LIBOR rate, as applicable. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of our direct and indirect subsidiaries and substantially all of our other assets. We are also subject to customary covenants and events of default typical of a facility of this type. As of September 30, 2015, total commitments under the Credit Facility were $135 million. Borrowings under the Credit Facility were $52.6 million as of September 30, 2015.

Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of senior debt, unitranche, second lien, subordinated debt and, to a lesser extent, senior debt and minority equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below-investment grade, which is often referred to as “high-yield” and “junk.” While our primary investment focus is to make loans to, and selected equity investments in, privately-held lower-middle-market companies, we may also make selective investments in larger or smaller companies.

Our business strategy to achieve our investment objective consists of (1) identifying market opportunity; (2) distinguishing our competitive advantages; (3) evaluating investment opportunities and (4) sourcing, structuring and supervising investments.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to our stockholders.

The Lower Middle-market Represents a Large, Underserved Market.  We believe that lower middle-market companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options.

Reduced Availability of Capital for Lower Middle-market Companies Presents Opportunity for Attractive Risk-adjusted Returns.  Beginning with the credit crisis that began in 2007, we believe that the subsequent exit of traditional capital providers from lower middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like us to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. We believe that our ability to offer flexible financing solutions positions us to take advantage of this dislocation.

Regulatory Changes have Decreased Competition among Lower Middle-market Lenders.   We believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to lower middle-market companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity for us throughout the investment process.

Large Pools of Uninvested Private Equity Capital should Drive Future Transaction Velocity.  We expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors, although there can be no assurance that we will be successful in this regard. Although our interests may not always be aligned with the private equity sponsors of our portfolio companies given their positions as the equity holders and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

Growth Companies Typically Pursue Mezzanine Debt as an Efficient Cost of Capital.   Mezzanine debt can be an effective source of capital for companies experiencing rapid growth. We typically focus on companies that can achieve a revenue growth rate of at least two to three times the rate of GDP growth. It is not uncommon for Growth Companies to grow faster than their bank can provide debt to support that growth. Growth Companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise mezzanine debt capital. We believe that mezzanine debt capital can be a more cost effective alternative for Growth Companies, and can be more competitive than raising private equity capital.

Competitive Advantages

Experienced Management Team.  Members of our Adviser’s investment committee and other investment professionals of our Adviser collectively have more than 60 years of experience investing and lending across changing market cycles. These professionals have diverse backgrounds with prior experience in investment and management positions at investment banks, small business investment companies, which we refer to as SBICs, commercial banks and privately held companies. The investment professionals of our Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this positions our Adviser to effectively identify, assess, structure and monitor our investments.

Strong Transaction Sourcing Network.  Our Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner will generate a steady stream of new investment opportunities and proprietary deal flow.

Access to the BNY Wealth Management Platform.  BNY Mellon maintains a substantial Wealth Management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Flexible Financing Solutions.  We offer a variety of financing structures and have the flexibility to structure our investments to meet the custom needs of our portfolio companies, including among investment types and investment terms. Typically we invest in subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. We believe our ability to offer a variety of financing arrangements makes us an attractive partner to lower middle-market companies and enables our Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.

Rigorous Underwriting Policies and Active Portfolio Management.  Our Adviser has implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies, historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, we structure our debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide us with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, we monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. We analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular board meetings. We believe that our initial and ongoing portfolio review process allows us to identify and maintain superior risk adjusted return opportunities in our target portfolio companies.

Minimize Portfolio Concentration.  While we focus our investments in lower middle-market companies, we seek to diversify our portfolio across various industries, geographic sectors and private equity or other sponsors. We actively monitor our investment portfolio to ensure we are not overly concentrated across industries, geographic sectors or financial sponsors. By monitoring our investment portfolio in this manner we seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region.

Access to the Alcentra Group Platform.  We seek to leverage the depth and breadth of resources of the Alcentra Group platform across all aspects of its operations, benefiting from the Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. As of September 30, 2015, the Alcentra Group employs more than 27 senior analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of our investments.

Investment Guidelines for Evaluating Investment Opportunities

We believe that investing in debt of privately held companies provides several potential benefits, including:

•	current income;
•	priority in capital structure;
•	covenants and portfolio monitoring; and
•	predictable exits.

We use the following guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these guidelines have been, or will be, met in connection with each of our investments.

Current Income.  Senior term loans and mezzanine securities contractually provide either a fixed or variable coupon payable on a monthly or quarterly basis. We will seek to invest in debt securities that generate interest rate coupons of between 8 – 10% on our senior term loan investments, and total coupons of between 12 – 15% on our mezzanine investments, comprised of 10 – 12% paid in cash plus 2 – 3% paid in PIK interest.

Priority in Capital Structure.  In liquidation, debt holders typically are repaid first, with the remaining capital distributed to the equity holders. The structural priority of debt investing is a key component of our investment strategy to preserve capital.

Covenant and Portfolio Monitoring.  We seek debt investments with financial covenants, which are used to proactively address changes in a company’s financial performance. Typical financial covenant tests include minimum EBITDA, total debt/EBITDA and fixed charge coverage. Covenants are negotiated before an investment is completed and are set based on the projected financial performance of the portfolio company. As the portfolio company reports monthly, quarterly or annual results, covenants are tested for compliance. If a portfolio company breaches a covenant, debt holders have several options available including waiving the covenant default, demanding repayment in full or modifying the terms of the debt in exchange for a fee or enhanced economic features, amongst others.

Predictable Exits.  We execute each investment with a particular exit strategy determined by a variety of factors, including the portfolio company’s financial position, anticipated growth dynamics and the existing mergers & acquisitions environment. Mezzanine investments are typically structured with a bullet maturity, which is typically one year greater than the maturity on the senior debt facility. With either security, the investment will have a finite life, whereby the portfolio company is contractually required to repay the loan. Repayment typically occurs in the event of a refinancing, recapitalization or sale/merger of the company.

Operating and Regulatory Structure

Our investment activities are managed by our Adviser and supervised by our board of directors, a majority of whom are independent of our Adviser and its affiliates. Our Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, which we refer to as the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay Alcentra NY an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management Agreements — Management Fee” and “Incentive Fee” in the accompanying prospectus. Our Adviser also provides us with certain administrative and other services necessary for us to operate pursuant to the Investment Advisory Agreement. See “Management Agreements” in the accompanying prospectus.

As a BDC, we are required to comply with certain regulatory requirements. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. The 1940 Act also contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters. However, we may seek to co-invest on a concurrent basis with funds or entities managed by our Adviser, BNY Mellon or their affiliates, subject to compliance with existing regulatory guidance, applicable regulations, our allocation procedures and in accordance with the conditions imposed by the SEC order granting us relief to engage in certain types of co-investment transactions with other funds managed by the Advisor or its affiliates.

Also, while we may borrow funds to make certain investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs currently must have at least 200% asset coverage calculated in accordance with the 1940 Act in order to incur debt or issue preferred stock (which we refer to collectively as “senior securities”). See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage” in the accompanying prospectus. As a result, we are required to finance our investments with at least as much equity as senior securities in the aggregate.

In addition, we have elected for U.S. federal income tax purposes to be treated as, and to qualify annually as, a RIC under the Code. As a consequence of our proposed RIC status, as well as our status as a BDC, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and avoid corporate-level U.S. federal income tax. This requirement, in turn, generally prevents us from using earnings to support our operations, including making new investments. See “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Recent Developments

On October 15, 2015, we funded a $5.5 million investment in Xpress Global Systems, LLC (13.5% 2nd Lien).

On October 15, 2015, Stancor repaid a portion of its debt owed to us in the amount of approximately $1.0 million.

On October 16, 2015, we funded a $7.9 million investment in NTI Holdings, LLC (9% Unitranche) and $350,000 in equity.

On October 20, 2015, we amended the terms of our investment in My Alarm Company from a 16.25% subordinated debt investment to a 12% 2nd lien debt investment and extended the maturity of the investment to July 2019.

On October 20, 2015, Cologix, Inc. announced the purchase of Net Access, LLC in a transaction expected to close before year end. Net Access LLC is an existing portfolio company and we have an equity investment in Net Access LLC.

On October 30, 2015, we funded an additional $2.0 million 2nd lien debt investment in Alpine Waste, an existing portfolio company.

On October 30, 2015, Quality Systems, Inc. announced an agreement to acquire Health Fusion Holdings, Inc. for $165.0 million plus potential additional contingent consideration of up to $25 million. HealthFusion is an existing portfolio company and our investment consists of approximately $5.9 million of 1st lien debt and 1.79% of warrants to acquire common stock.

On November 5, 2015, our Board of Directors approved the 2015 fourth quarter dividend of $0.34 per share, with a record date of December 31, 2015 and payment date of January 7, 2016.

On November 17, 2015, we funded a $5.0 million 1st lien debt investment in NWN Acquisition Holding Company, LLC, which bears interest at a rate of 10.0% per annum.

On December 21, 2015, we funded $6.2 million investment in Medsurant Holdings, LLC (12.25% Second Lien).

On December 30, 2015, the SEC granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions.

On January 4, 2016, Health Fusion was acquired by a third party and, in connection with the acquisition, repaid our $5.9 million 1st lien investment in full, resulting in a realized gain of approximately $1.8 million.

On January 15, 2016, A2Z Wireless was acquired by a third party and, in connection with the acquisition, repaid approximately $9.8 million of the debt owed to us pursuant to our 1st lien investment, which bore interest at a rate of 12% per annum and paid a pre-payment premium of $507,207. Subsequently, we funded a $11.2 million investment in A2Z Wireless (10.00% first lien) and committed to fund up to an additional $3.8 million.

On January 19, 2016, DRC Emergency Services, LLC (“DRC”) was sold to a third-party purchaser. Total proceeds from the disposition, including a related tax benefit, were approximately $2 million. We had previously disclosed various matters relating to DRC, including a since-lifted suspension against DRC from doing federal government contracting work as well as litigation filed against DRC and the Company by Cahaba Disaster Recovery, LLC (“Cahaba”) alleging that DRC failed to make certain payments due to Cahaba in connection with its provision of certain sub-contracting services to DRC. More recently, a lawsuit was filed in late December 2015 relating to DRC which alleges that certain parties entered into an oral agreement to transfer a 10% equity interest in DRC’s parent company to the plaintiff. The sale also provides that the third-party purchaser will indemnify us (and related parties) from any liability in connection with the Cahaba lawsuit, including litigation expenses.

In addition, estimate that our net asset value at December 31, 2015 declined by approximately 2.5% to 4% primarily due to unrealized depreciation on our investment in DRC (which recorded unrealized depreciation will be reversed in the first quarter of 2016 given the loss was realized in connection with the above-described sale transaction), partially offset by unrealized appreciation on certain other portfolio investments, including $507,207 of unrealized appreciation on our investment in A2Z Wireless and $533,000 of unrealized appreciation on our investment in Health Fusion (in connection with the transactions described above). Moreover, based on current information, our management believes that we will realize gains on our investment portfolio over the course of the year that may fully offset the loss associated with our investment in DRC. This preliminary estimate of our net asset value at December 31, 2015 is based on our management’s preliminary determinations and current expectations, and such information is inherently uncertain. We advise you that our actual net asset value at December 31, 2015 may differ materially from this estimate as a result of the completion of our customary year-end closing and review procedures and third party audit, including the determination of the fair value of our portfolio investments by our Board of Directors.

On January 18, 2016, our board of directors approved a $5.0 million open market stock repurchase program. Pursuant to the program, we are authorized to repurchase up to $5.0 million in the aggregate of our outstanding common stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The open market stock repurchase program will be in effect until the approved dollar amount has been used to repurchase shares. The program does not require us to repurchase any specific number of shares and we cannot assure that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

On February 1, 2016, we priced an offering for $2.165 million aggregate principal amount of Alcentra Capital InterNotes® 6.50% notes due 2021.

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company, as that term is used in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, for so long as we qualify as an emerging growth company.

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We could remain an emerging growth company until the earlier of (a) up to five years measured from the IPO, (b) the last day of the first fiscal year in which our annual gross revenues are $1 billion or more, (c) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (d) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Summary Risk Factors

An investment in the Notes is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in the Notes. In addition, see “Supplementary Risk Factors” on page S-23 of this prospectus supplement and “Risk Factors” on page 22 of the accompanying prospectus to read about risks you should consider before deciding to invest in the Notes.

•	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have outstanding or may incur in the future.
•	The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•	The indenture under which the Notes will be issued contains limited protection for holders of the Notes.
•	We cannot assure you that a trading market for your Notes will ever develop or be maintained.
•	If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

•	Both we and our Adviser have a limited history of operating and advising a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.
•	We may not replicate the historical results achieved by other entities managed or advised by our Adviser.
•	We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.
•	Our business model depends to a significant extent upon our Adviser’s network of relationships with financial sponsors, service providers and other intermediaries. Any inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.
•	There are significant potential conflicts of interest that could negatively affect our investment returns, including the management of certain private investment funds by Alcentra NY and other investment advisers affiliated with the BNY Mellon Group.
•	Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital and, as a RIC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC.
•	We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our Adviser to receive incentive fees.
•	To the extent interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations.
•	Adverse developments in the credit markets may impair our ability to borrow money.
•	Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and quoted prices or observable inputs are not generally available to determine such values, resulting in the use of significant unobservable inputs in our quarterly valuation process.
•	Defaults by our portfolio companies would harm our operating results.
•	The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net asset value per share of our common stock, our ability to pay dividends and to service our contractual obligations, and may negatively impact the market price of our common stock and other securities that we may issue.
•	Our activities may be limited as a result of being controlled by a bank holding company.
•	Investors may lose all or part of their investment in us.
•	Investing in the Notes may involve an above average degree of risk.

Significant Material Actual and Potential Conflicts of Interest

We have conflicts of interest arising out of the investment advisory activities of our Adviser and other operations of Alcentra Group and BNY Mellon. For example, we are an affiliate of BNY Mellon, which is a leading provider of financial services for institutions, corporations and high net worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. While we may benefit from BNY Mellon’s relationship and activities, situations will arise in which the interests of BNY Mellon and its affiliates will conflict with our interests and the interests of our stockholders. For example, we face potential conflicts of interest, including those relating to:

•	advisory services, lending and loan syndication;
•	conflicting investment interests;
•	time commitment of professionals;
•	transactions with BNY Mellon and its affiliates; and
•	competing funds and allocation policies.

In addition, as a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including us), our Adviser may be required or may decide to structure an investment in a manner that would be less favorable to us than structures available to a non-regulated entity. See “Related Party Transactions and Certain Relationships” and “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could negatively affect our operations and investment returns” in the accompanying prospectus.

Corporate Information

Our principal executive offices are located at 200 Park Avenue, 7th Floor, New York, New York 10166, and our telephone number is (212) 922-8240. We maintain a website located at www.alcentracapital.com. Information on our website is not incorporated into or a part of this prospectus supplement or the accompanying prospectus.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading “Description of the Notes” in this prospectus supplement before investing in the Notes.

Issuer
Alcentra Capital Corporation
Purchasing Agent
Incapital LLC
Title of the securities
Alcentra Capital InterNotes®
Principal amount being offered
$
Initial public offering price
100% of the aggregate principal amount
Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of U.S. Bank National Association, the Trustee for the Notes, or the Trustee, or at such other office in New York City as we may designate.
Type of Note
Fixed rate note
Interest Rate
6.50% per year
Day count basis
360-day year of twelve 30-day months
Original issue date
February 11, 2016
Stated maturity date
February 15, 2021
Date interest starts accruing
February 11, 2016
Interest payment dates
Each February 15 and August 15 commencing August 15, 2016. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including February 11, 2016, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for interest
Each February 1 and August 1 beginning August 1, 2016
Specified currency
U.S. dollars
Place of payment
New York City
Ranking of Notes
The Notes will be our direct unsecured obligations and will rank:

•

pari passu, or equal in right of payment, with any of our current and future unsecured indebtedness and other unsecured obligations, including, without limitation, $40.0 million of InterNotes® outstanding; (This amount does not include the $     aggregate principal amount of

InterNotes that we entered into an agreement on February 1, 2016 to sell to investors through Incapital LLC as agent. We expect the sale of these InterNotes to close on or about February 4, 2016.)

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senior to any of our future indebtedness that expressly provides it is subordinated, or junior in right of payment, to the Notes; we do not have any indebtedness that is subordinated to the Notes as of the date of this prospectus supplement and have no intention of issuing any such subordinated indebtedness;

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effectively subordinated, or junior in right of payment, to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our $135 million Credit Facility, of which approximately $57.0 million was outstanding as of January 29, 2016; and

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structurally subordinated, or junior in right of payment, to all existing and future indebtedness and other obligations of any of our subsidiaries, with respect to claims on the assets of any such subsidiaries; our subsidiaries do not have any indebtedness and have not incurred any other material liabilities as of January 29, 2016.

The indenture does not contain any restrictions on our or our subsidiaries’ ability to issue securities or otherwise incur additional indebtedness or other obligations, including:
• any indebtedness or other obligations that would be equal in right of payment to the Notes;
• any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt;
• indebtedness of ours that is guaranteed by one or more of our subsidiaries, that therefore would be structurally senior to the Notes; and

•

securities, indebtedness or obligations issued or incurred by our subsidiaries or that would be senior to our equity interests in those entities and therefore would rank structurally senior to the Notes with respect to the assets of our subsidiaries.

In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and any indebtedness of our subsidiaries or any future subsidiaries may assert rights of payment prior to the holders of the Notes. Additionally, the indenture does not contain any provisions that give you protection in the event we are acquired by another entity, other than as described in “Description of the Notes — Merger or Consolidation” in this prospectus supplement. See also “Supplementary Risk Factors — The indenture under which the Notes will be issued contains limited protection for holders of the Notes” in this prospectus supplement.
Denominations
We will issue the Notes in denominations of $1,000 and integral multiples of $1,000 in excess thereof.
Business Day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after February 15, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to but not including the date fixed for redemption.
You may be prevented from exchanging or transferring the Notes when they are subject to written notice of redemption issued by us. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.
Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable, and any unredeemed Notes will have the same rights and be entitled to the same benefits that the Notes had prior to any such redemption. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed.

Sinking Fund
The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.
Repayment at option of Holders
Except for the Survivor’s Option (as discussed below), holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance
The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture and the Notes, we will be deemed to have been discharged from our obligations under the Notes. We are under no obligation to exercise any rights of defeasance.
Covenant defeasance
The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them. We are under no obligation to exercise any rights of covenant defeasance.
Form of Notes
The Notes will be represented by one or more global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. Except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.
Trustee, Paying Agent, and Security Registrar
U.S. Bank National Association
Other Limited Covenants
In addition to any other limited covenants described in this prospectus, the following additional limited covenants shall apply to the Notes:
• We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Proposed legislation may allow us to incur additional leverage” in the accompanying prospectus.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, which would only occur if our securities, including shares of our common stock, are no longer listed on a national securities exchange or widely held and we deregister our securities with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, such of the supplementary and periodic information, documents, and reports which would otherwise have been required to be filed by us if we were still subject to such sections of the Exchange Act, including our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

However, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries, that therefore would be structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or that would be senior to our equity interests in those entities and therefore would rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;
• pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness;
• sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
• enter into transactions with affiliates;
• create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
• make investments; or
• create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
See “Supplementary Risk Factors — The indenture under which the Notes will be issued contains limited protection for holders of the Notes” in this prospectus supplement.
Events of Default
You will have rights if an Event of Default occurs with respect to the Notes and is not cured.
The term “Event of Default” in respect of the Notes means any of the following:
• We do not pay the principal of (or premium, if any, on) any Note within five days of its due date.
• We do not pay interest on any Note when due, and such default is not cured within 30 days.

•

We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25.0% of the principal amount of the Notes.

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.

•

On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

Survivor’s Option
The Notes contain a provision permitting the optional repayment of those Notes prior to stated maturity, if requested by the authorized representative of the beneficial owner of those Notes, following the death of the beneficial owner of the Notes, so long as the Notes were owned by the beneficial owner or his or her estate at least six months prior to the request. This feature is referred to as a “Survivor’s Option.” Your right to exercise the Survivor’s Option will be subject to limits set by us on (1) the permitted dollar amount of total exercises by all holders of Notes in any calendar year, and (2) the permitted dollar amount of an individual exercise by a holder of a Note in any calendar year. Additional details on the Survivor’s Option are described in the section entitled “Description of the Notes — Survivor’s Option” in this prospectus supplement.
Further Issuances
We have the ability, including while the Notes are outstanding, to issue additional debt securities under the indenture with terms different from the Notes and, without consent of the holders thereof, to reopen the Notes and issue additional Notes. We and our subsidiaries will also have the ability to incur additional substantial amounts of debt and other liabilities that are not subject to an indenture. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.

Global Clearance and Settlement Procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
Use of Proceeds
We plan to use the net proceeds of this offering to repay outstanding indebtedness under the Credit Facility.

SUPPLEMENTARY RISK FACTORS

The Notes will be unsecured and therefore will be effectively subordinated to the secured indebtedness we have outstanding and may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of any of our existing or future subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently outstanding and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of any existing or future subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of January 12, 2016, we had approximately $57.0 million outstanding under the Credit Facility. The indebtedness under the Credit Facility is effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes will be structurally subordinated to the indebtedness and other liabilities of any existing or future subsidiaries.

The Notes are obligations exclusively of Alcentra Capital Corporation and not of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness, including the existing guarantee of the obligations under the Credit Facility by certain of our existing subsidiaries and any future SBA-guaranteed debentures, and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness.
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under “Description of Our Notes — Events of Default” in this prospectus supplement

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. For example, the indenture under which the Notes will be issued does not contain cross-default provisions that are contained in the Credit Facility. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

We cannot assure that a trading market for your Notes will ever develop or be maintained.

In evaluating the Notes, you should assume that you will be holding the Notes until their stated maturity. The Notes are a new issue of securities and will not be listed on an exchange or quoted through a quotation system. We cannot assure you that a trading market for your Notes will ever develop, be liquid or be maintained. Many factors independent of our creditworthiness affect the trading market for and market value of your Notes. Those factors include, without limitation:

•	the method of calculating the principal and interest for the Notes;
•	the time remaining to the stated maturity of the Notes;
•	the outstanding amount of the Notes;
•	the redemption or repayment features of the Notes; and
•	the level, direction and volatility of interest rates generally.

There may be a limited number of buyers when you decide to sell your Notes. This may affect the price you receive for your Notes or your ability to sell your Notes at all.

Survivor’s Option may be limited in amount.

We will have a discretionary right to limit the aggregate principal amount of Notes subject to the Survivor’s Option that may be exercised in any calendar year to an amount equal to 2% of the outstanding principal amount of all Notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of Notes subject to the Survivor’s Option that may be exercised in such calendar year on behalf of any individual deceased beneficial owner of Notes. Accordingly, no assurance can be given that exercise of the Survivor’s Option for the desired amount will be permitted in any single calendar year.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

After February 15, 2017, we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

As of January 12, 2016, we had approximately $57.0 million of indebtedness outstanding under the Credit Facility and $40.0 million of InterNotes® outstanding. Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the Credit Facility), we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Credit Facility or other debt, the lenders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $     million, after deducting the estimated underwriting discount of 1.95% payable by us and estimated offering expenses of approximately $90,000 payable by us.

We intend to use all of the net proceeds from the sale of the Notes to repay the outstanding indebtedness under our Credit Facility. As of January 12, 2016, we had $57.0 million outstanding under our Credit Facility. We intend to reborrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objective depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

Outstanding indebtedness under our Credit Facility bears interest, as of January 12, 2016, at our election, at a rate per annum equal to (i) LIBOR plus 3.25% or (ii) 2.25% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The indebtedness under the Credit Facility was incurred to make investments in portfolio companies in accordance with our investment objective.

Although the interest rate under the Credit Facility is lower than the interest rate on the Notes, we are issuing the Notes because it allows us to diversify our funding sources beyond traditional bank financing. Given that we may not have investments to fund immediately after the completion of this offering, we intend to use the net proceeds from this offering to repay amounts outstanding under the Credit Facility and then reborrow under the Credit Facility to the extent necessary to fund future investments.

Pending such use, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth our capitalization:

•	on an actual basis as of September 30, 2015;
•	as adjusted, assuming the sale of $ aggregate principal amount of Notes in this offering at public offering price of 100% of par, after deducting the underwriter’s discount and the estimated offering expenses of approximately $90,000 payable by us.

You should read this table together with “Use of Proceeds” in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the financial statements and the related notes thereto included in the accompanying prospectus. This table does not assume the application of the net proceeds from the offering as set forth in the section entitled “Use of Proceeds” in this prospectus supplement.

	As of September 30, 2015 (unaudited)
	Actual	As Adjusted
Assets:
Cash and cash equivalents	$11,472,602	$
Investments	$288,936,550	$
Other assets	$5,593,200	$
Total assets	$306,002,352	$
Liabilities:
Credit Facility(1)	$52,654,738	$
Alcentra Capital InterNotes®(2)(3)	$40,000,000	$
Notes offered hereby	—
Other liabilities	$11,613,942	$
Total liabilities	$104,268,680	$
Stockholder’s equity:
Common stock, par value $0.001 per share 100,000,000 authorized; 13,516,766 issued and outstanding, pro forma, as adjusted	$13,517	$
Total stockholders’ equity	$201,733,672	$
Total liabilities and stockholders’ equity	$306,002,352	$

(1)	Since September 30, 2015 and up to January 12, 2016, we incurred an additional 4.4 million in indebtedness under the Credit Facility. As of January 12, 2016, we had approximately $57.0 million outstanding under the Credit Facility.
(2)	On April 15, 2015, we completed the sale of $40.0 million offering of Alcentra Capital InterNotes® in several offerings, with the initial offering commencing on January 29, 2015. The InterNotes® bear interest at a rate of 6.25%, 6.375%, 6.5% and 6.75% payable semi-annually and have maturities ranging from five to seven years.
(3)	On February 1, 2016, we priced an offering for $2.165 million aggregate principal amount of Alcentra Capital InterNotes® 6.50% due 2021. We expect the sale of these InterNotes to close on or about February 4, 2016.

ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes the certain U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the U.S. federal estate tax considerations) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect, or to differing interpretations. You should consult your own tax advisor with respect to tax considerations that pertain to your acquisition, ownership and disposition of our Notes. For a summary of the U.S. federal income tax considerations applicable to us regarding our election to be treated as a regulated investment company, see “Certain U.S. Federal Income Tax Considerations — Election to be Taxed as a RIC” and “— Taxation as a RIC” in the accompanying prospectus.

This summary discusses only Notes held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar. It also does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes are sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers).

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who, for U.S. federal income tax purposes, is citizen or resident of the United States;
•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	a trust (i) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (ii) that existed on August 20, 1996 and has made a valid election (under applicable U.S. Treasury regulations) to be treated as a domestic trust; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were U.S. citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal income tax laws to you in light of your particular situation, as well as any consequences to you of acquiring, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.

Taxation of Note Holders

Taxation of U.S. Holders

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of accounting for U.S. federal income tax purposes.

Sale, Exchange, Redemption or Other Taxable Disposition of a Note

Upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for preferential rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Unearned Income Medicare Contribution

A tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income,” in the case of estates and trusts) received by certain taxpayers with adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale, exchange, redemption or other taxable disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding

In general, a U.S. holder that is not an “exempt recipient” will be subject to U.S. federal backup withholding tax at the applicable rate (currently 28%) with respect to payments on the Notes and the proceeds of a sale, exchange, redemption or other taxable disposition of the Notes, unless the U.S. holder provides its U.S. taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate) and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.

Taxation of Non-U.S. Holders

Payments of Interest

Subject to the discussion below under “— Information Reporting and Backup Withholding,” a non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on interest paid on the Notes as long as that interest is not “effectively connected” with the non-U.S. holder’s conduct of a trade or business within the United States and:

•	the non-U.S. holder does not, directly or indirectly, actually or constructively own 10% or more of the total combined voting power of all classes of our stock entitled to vote;
•	the non-U.S. holder is not a “controlled foreign corporation” for U.S. federal income tax purposes that is related to us, actually or by attribution, through stock ownership;
•	the non-U.S. holder is not a bank receiving the interest pursuant to a loan agreement entered into in the ordinary course of the non-U.S. holder’s trade or business; and
•	either (i) the non-U.S. holder certifies under penalties of perjury on IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Status of Beneficial Owner for United States Withholding and Reporting (Entities)), or a suitable substitute form (or other applicable certificate) that it is not a U.S. person, and provides its name, address and certain other required information or (ii) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Notes on behalf of the non-U.S. holder, certifies under penalties of perjury that the certification referred to in clause (i) has been received from the non-U.S. holder or an intermediate financial institution and furnishes to us a copy thereof.

A non-U.S. holder that does not qualify for exemption from withholding as described above will generally be subject to withholding of U.S. federal income tax at a rate of 30% on payments of interest on the Notes (except as described below with respect to effectively connected income). A non-U.S. holder may be entitled to the benefits of an income tax treaty under which interest on the Notes is subject to a reduced rate of withholding tax or is exempt from U.S. withholding tax, provided the non-U.S. holder furnishes us with a properly executed IRS Form W-8BEN, IRS Form W-8BEN-E, or a suitable substitute form (or other applicable certificate) claiming the reduction or exemption and the non-U.S. holder complies with any other applicable procedures.

Sale, Exchange, Redemption or Other Taxable Disposition of a Note

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, or other taxable disposition of a Note, provided that:

•	the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder); and
•	the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty).

Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

Effectively Connected Income

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Information Reporting and Backup Withholding

Under current U.S. Treasury regulations, we must report annually to the IRS and to each non-U.S. holder the amount of interest paid to the non-U.S. holder and the amount of tax withheld, if any, from those payments. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Under some circumstances, U.S. Treasury regulations require backup withholding and additional information reporting on payments of interest and other “reportable payments.” Such backup withholding and additional information reporting will not apply to payments on the Notes made by us or our paying agent to a non-U.S. holder if the certification described above under “— Payments of Interest” is received from the non-U.S. holder.

Backup withholding and information reporting will generally not apply to payments of proceeds from the sale, exchange, redemption or other taxable disposition of a Note made to a non-U.S. holder by or through the foreign office of a broker. However, information reporting requirements, and possibly backup withholding, will apply if such broker is, for U.S. federal income tax purposes, a “United States person” (as defined in the Code) or has certain other enumerated connections with the United States, unless such broker has documentary evidence in its records that the non-U.S. holder is not a “United States person” (as defined in the Code) and certain other conditions are met, or the non-U.S. holder otherwise establishes an exemption. Payments of proceeds from the sale, exchange, redemption or other taxable disposition of a Note made to a non-U.S. holder by or through the U.S. office of a broker are subject to information reporting and backup withholding at the applicable rate unless the non-U.S. holder certifies, under penalties of perjury, that it is not a “United States person” (as defined in the Code) and it satisfies certain other conditions, or the non-U.S. holder otherwise establishes an exemption. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a non-U.S. holder may be allowed as a credit against such non-U.S. holder’s U.S. federal income tax liability and may entitle such non-U.S. holder to a refund, provided the required information is furnished to the Internal Revenue Service, or IRS, in a timely manner.

Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.

Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the U.S. Treasury regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on payments of interest or gross proceeds from the disposition of a debt instrument to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. While the FATCA rules with respect to withholding on interest payments became effective on July 1, 2014, pursuant to U.S. Treasury regulations and other Treasury guidance, these rules generally are not effective for payments of gross proceeds until January 1, 2019.

Holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes. You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

CERTAIN CONSIDERATIONS APPLICABLE TO ERISA,
GOVERNMENTAL AND OTHER PLAN INVESTORS

A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the Notes should consider this section carefully.

A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as “ERISA”), should consider fiduciary standards under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the Notes. Such fiduciary should consider whether the investment is in accordance with the documents and instruments governing the plan.

In addition, ERISA and the Code prohibit certain transactions (referred to as “prohibited transactions”) involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (referred to as an “ERISA plan”), on the one hand, and persons who have certain specified relationships to the plan (“parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in Notes by the ERISA plan may give rise to a prohibited transaction. The purchase and holding of Notes by an ERISA plan may be subject to one or more statutory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Even if the conditions for relief under such exemptions were satisfied, however, there can be no assurance that such exemptions would apply to all of the prohibited transactions that may be deemed to arise in connection with a plan’s investment in the Notes.

By purchasing and holding the Notes, the person making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the Notes will not result in a prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the Notes unless the plan fiduciary or other person acquiring securities on behalf of the ERISA plan determines that neither we nor an affiliate is a party in interest or a disqualified person or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require “correction” and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes.

Employee benefit plans that are governmental plans and non-U.S. plans are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of governmental or non-U.S. plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the Notes, the person making the decision to invest on behalf of such plans is representing that the purchase and holding of the Notes will not violate any law applicable to such governmental or non-U.S. plan that is similar to the prohibited transaction provisions of ERISA or the Code.

If you are the fiduciary of an employee benefit plan or ERISA plan and you propose to invest in the Notes with the assets of such employee benefit plan or ERISA plan, you should consult your own legal counsel for further guidance. The sale of Notes to an employee benefit plan is in no respect a representation by us, the Purchasing Agent or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate for employee benefit plans generally or any particular plan.

DESCRIPTION OF THE NOTES

The Notes will be issued under an indenture dated as of January 30, 2015, and a supplemental indenture thereto to be entered into between us and U.S. Bank National Association, as trustee, and dated as of the settlement date of the Notes. We refer to the indenture, along with the above-referenced supplemental indenture thereto, as the indenture and to U.S. Bank National Association as the trustee. The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default —  Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our Notes.

This section includes a description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus supplement is a part and filed with the SEC. See “Available Information” in this prospectus supplement for information on how to obtain a copy of the indenture.

We are currently permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance, after giving effect to any exemptive relief granted to us by the SEC, if applicable. See “Risk Factors — Risks Relating to our Business and Structure —  Proposed legislation may allow us to incur additional leverage” in the accompanying prospectus. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

General

The Notes will mature on February 15, 2021. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is 6.50% per year and will be paid every February 15, and August 15, beginning August 15, 2016, and the regular record dates for interest payments will be every February 1 and August 1, commencing August 1, 2016. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including February 11, 2016, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Notes will not be subject to any sinking fund and except as may be provided by the Survivor’s Option holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

Except as set forth below under “Merger or Consolidation” and “Other Covenants,” the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after February 15, 2017 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current semi-annual interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of (or premium, if any, on) any Note within five days of its due date.
•	We do not pay interest on any Note when due, and such default is not cured within 30 days.
•	We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of the Notes.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.
•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the costs, expenses, and liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal (or premium, if any) or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;
•	the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and
•	we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;
•	reduce any amounts due on the Notes;
•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;
•	change the place or currency of payment on a Note;
•	impair your right to sue for payment;
•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and
•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date. Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we will be able to legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit. Under current U.S. federal income tax law the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your Notes were subordinated as described later under “— Indenture Provisions — Ranking,” such subordination would not prevent the trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Other Covenants

In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage” in the accompanying prospectus.
•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $1,000.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any of the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Ranking

The Notes will be designated as Senior Securities and, therefore, Senior Indebtedness under the indenture. Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

As unsecured obligations of the Company designated as Senior Indebtedness under the indenture, the Notes will rank:

•	pari passu, or equal in right of payment, with any of our current and future unsecured indebtedness and other unsecured obligations, including, without limitation, $40.0 million of InterNotes® outstanding;
•	senior to any of our future indebtedness that expressly provides it is subordinated, or junior in right of payment, to the Notes; we do not have any indebtedness that is subordinated to the Notes as of the date of this prospectus and have no intention of issuing any such subordinated indebtedness;
•	effectively subordinated, or junior in right of payment, to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our $135 million Credit Facility, of which $57.0 was outstanding as of January 12, 2016; and
•	structurally subordinated, or junior in right of payment, to all existing and future indebtedness and other obligations of any of our subsidiaries, with respect to claims on the assets of any such subsidiaries; our subsidiaries do not have any indebtedness and have not incurred any other material liabilities as of January 12, 2016.

In particular, as designated Senior Indebtedness under the indenture, the Notes will rank senior to any future securities we issue under the indenture that are designated as subordinated debt securities. Any such indenture securities designated as subordinated debt securities will be subordinated in right of payment of the principal of (and premium if any) and interest, if any, on such subordinated debt securities to the prior payment in full of the Notes, and all other Senior Indebtedness under the indenture, upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on the Notes, and all other Senior Indebtedness, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before the Notes, and all other Senior Indebtedness, are paid in full, the payment or distribution must be paid over to the holders of our Senior Indebtedness, including the Notes, or on their behalf for application to the payment of all Senior Indebtedness, including the Notes, remaining unpaid until all Senior Indebtedness, including the Notes, have been paid in full, after giving effect to any concurrent payment or distribution to the holders of our Senior Indebtedness, including the Notes. Subject to the payment in full of the all Senior Indebtedness, including the Notes, upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of our Senior Indebtedness, including the Notes, to the extent of payments made to the holders of our Senior Indebtedness, including the Notes, out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, our Senior Indebtedness, including the Notes, and certain of our senior creditors, may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. Neither the Company or the trustee will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

Survivor’s Option

The Notes contain a provision permitting the repayment of those Notes prior to stated maturity, if requested by the authorized representative of the beneficial owner of those Notes, following the death of the beneficial owner of the Notes, so long as the Notes were owned by the beneficial owner or his or her estate at least six months prior to the request. This feature is referred to as a “Survivor’s Option.” Upon the valid exercise of the Survivor’s Option and the proper tender of that Note for repayment, we will, subject to certain limitations set forth below, repay or repurchase that Note, in whole or in part, at a price equal to 100% of the principal amount of the deceased beneficial owner’s interest in that Note plus unpaid interest accrued to the date of repayment. To be valid, the Survivor’s Option must be exercised by or on behalf of the person who has authority to act on behalf of the deceased beneficial owner of the Note (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.

The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Note will be deemed the death of the beneficial owner of that Note for purposes of the Survivor’s Option, regardless of whether that beneficial owner was the registered holder of that Note, if entitlement to those interests can be established to the satisfaction of the Trustee. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable Note during his or her lifetime.

We have the discretionary right to limit the aggregate principal amount of Notes as to which exercises of the Survivor’s Option shall be accepted by us from authorized representatives of all deceased beneficial owners in any calendar year to an amount equal to 2% of the principal amount of all Notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of Notes as to which exercises of the Survivor’s Option shall be accepted by us from the authorized representative of any individual deceased beneficial owner of Notes in such calendar year. In addition, we will not permit the exercise of the Survivor’s Option except in principal amounts of $1,000 and multiples of $1,000.

An otherwise valid election to exercise the Survivor’s Option may not be withdrawn. Each election to exercise the Survivor’s Option will be accepted in the order that elections are received by the Trustee, except for any Note the acceptance of which would contravene any of the limitations described in the preceding paragraph. Notes accepted for repayment through the exercise of the Survivor’s Option normally will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance.

For so long as the Notes are represented by global securities deposited with and registered in the name of DTC, DTC or its nominee will be treated as the holder of the Notes and will be the only entity that can exercise the Survivor’s Option for such Notes. To obtain repayment pursuant to exercise of the Survivor’s Option for a Note, the deceased beneficial owner’s authorized representative must provide the following items to the broker or other entity through which the beneficial interest in the Note is held by the deceased beneficial owner:

•	a written instruction to such broker or other entity to notify DTC of the authorized representative’s desire to obtain repayment pursuant to exercise of the Survivor’s Option;
•	appropriate evidence satisfactory to the Trustee (a) that the deceased was the beneficial owner of the Note at the time of death and his or her interest in the Note was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (b) that the death of the beneficial owner has occurred, (c) of the date of death of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;
•	if the interest in the Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Trustee from the nominee attesting to the deceased’s beneficial ownership of such Note;

•	written request for repayment signed by the authorized representative of the deceased beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States;
•	if applicable, a properly executed assignment or endorsement;
•	tax waivers and any other instruments or documents that the Trustee reasonably requires in order to establish the validity of the beneficial ownership of the Note and the claimant’s entitlement to payment; and
•	any additional information the Trustee reasonably requires to evidence satisfaction of any conditions to the exercise of the Survivor’s Option or to document beneficial ownership or authority to make the election and to cause the repayment of the Note.

In turn, the broker or other entity will deliver each of these items to the Trustee, together with evidence satisfactory to the Trustee from the broker or other entity stating that it represents the deceased beneficial owner. The broker or other entity will be responsible for disbursing payments received from the Trustee to the authorized representative.

The death of a person owning a Note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the holder of the Note, and the entire principal amount of the Note so held shall be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning a Note by tenancy in common shall be deemed the death of a holder of a Note only with respect to the deceased holder’s interest in the Note so held by tenancy in common; except that in the event a Note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the holder of the Note, and the entire principal amount of the Note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a Note, shall be deemed the death of the holder thereof for purposes of this provision, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the Trustee and us. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act, the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and trust arrangements where one person has substantially all of the beneficial ownership interest in the Note during his or her lifetime.

All other questions regarding the eligibility or validity of any exercise of the Survivor’s Option will be determined by the Trustee, in its sole discretion, which determination will be final and binding on all parties.

Forms for the exercise of the Survivor’s Option may be obtained from the Trustee at U.S. Bank National Association, 111 Filmore Avenue, St. Paul, MN 55107-1402, Attention: Survivor Options, by email at cts.survivor.options@usbank.com, by telephone at (800) 934-6802 or by fax at (651) 466-7367.

PLAN OF DISTRIBUTION

Under the terms of the Sales Agency Agreement, the Notes will be offered by us to Incapital LLC, or the “Purchasing Agent,” for subsequent resale. The Notes will be offered for sale in the United States only. The Purchasing Agent will purchase the Notes at a discount of 1.95% of the price for each Note sold. The Purchasing Agent also may sell Notes to dealers at a concession not in excess of the discount it received from us. Certain expenses of the Purchasing Agent (excluding discounts and commissions) of up to $45,000 are payable by us.

We have the sole right to accept offers to purchase Notes and may reject any proposed offer to purchase Notes in whole or in part. The Purchasing Agent also has the right, in its discretion reasonably exercised, to reject any proposed offer to purchase Notes in whole or in part. We reserve the right to withdraw, cancel or modify any offer without notice.

The Purchasing Agent may be deemed to be an “underwriter” within the meaning of the Securities Act. We have agreed to indemnify the Purchasing Agent against certain liabilities, including liabilities under the Securities Act, or to contribute to any payments they may be required to make in respect of such liabilities.

The Notes will not have an established trading market. We do not intend to apply for the listing of the Notes on any securities exchange. However, we have been advised by the Purchasing Agent that it may purchase and sell Notes in the secondary market as permitted by applicable laws and regulations. The Purchasing Agent is not obligated to make a market in the Notes, and it may discontinue making a market in the Notes at any time without notice. The Purchasing Agent does not intend to engage in stabilizing transactions in respect of the Notes. Neither we nor the Purchasing Agent can provide any assurance regarding the development, liquidity or maintenance of any trading market for the Notes. All secondary trading in the Notes will settle in same-day funds.

LEGAL MATTERS

Certain legal matters regarding the Notes offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLC, Washington, DC and for the Purchasing Agent by Morrison & Foerster LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected KPMG LLP as our independent registered public accounting firm. The financial statements of Alcentra Capital Corporation as of December 31, 2014 and for the period from May 8, 2014 through December 31, 2014 and for BNY Mellon-Alcentra Mezzanine III, L.P., predecessor to Alcentra Capital Corporation, as of and for the periods from January 1, 2014 through May 7, 2014 and the year ended December 31, 2013 included in the accompanying prospectus have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.alcentracapital.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 200 Park Avenue, 7th Floor, New York, New York 10166. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PROSPECTUS

$250,000,000

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940. We have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes. We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 and are subject to reduced public company reporting requirements.

We are externally managed by our investment adviser, Alcentra NY, LLC, which is registered as an investment adviser with the Securities and Exchange Commission, or the SEC. Alcentra NY provides the administrative services necessary for us to operate. We have limited experience operating as a BDC or a RIC, and Alcentra NY has limited experience serving as an investment adviser to a BDC and a RIC.

We may offer, from time to time in one or more offerings, up to $250,000,000 of our common stock, preferred stock, debt securities, subscription rights or warrants to purchase common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “ABDC”. On December 18, 2015, the last reported sales price on the NASDAQ Global Select Market for our common stock was $11.23 per share.

The companies in which we invest are subject to special risks. For example, substantially all of the securities we invest in are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” and “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial amount of our investment portfolio will consist of debt investments for which issuers will not be required to make principal payments until the maturity of the loans, which will result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. A substantial amount of our subordinated debt and preferred equity investments pay payment-in-kind interest, which potentially creates negative amortization on a loan, resulting in an increase in the amounts that our portfolio companies will ultimately be required to pay us. Further, a material amount of our debt and preferred equity investments have interest reset provisions, which may make it more difficult for the borrowers to make debt repayments to us.

See “Risk Factors” beginning on page 22 to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 200 Park Avenue, 7th Floor, New York, New York 10166, or by telephone at (212) 922-8240 or on our website at www.alcentracapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is December 21, 2015

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms: “we,” “us,” “our” “Alcentra Capital” and the “Company” refer to Alcentra Capital Corporation; our “Adviser” or “Alcentra NY” refers to our investment adviser, Alcentra NY, LLC.

Alcentra Capital Corporation

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. In addition, we have elected for U.S. federal income tax purposes to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $15 million, and/or revenues of between $10 million and $100 million, although we may selectively make investments in larger or smaller companies. Our investments typically range in size from $5 million to $15 million.

Our Adviser has a history of investing in companies that seek capital to use for growth initiatives, change in ownership in leveraged buyouts or a generational change of ownership, or what we refer to as Growth Companies. We define a Growth Company as a company that has experienced growth of at least two to three times the rate of gross domestic product, or GDP or have a catalyst to achieve that type of growth. It has been the experience of our Adviser’s investment team that Growth Companies typically incur less leverage than larger companies in order to maintain the financial flexibility to continue to invest in the growth of their businesses. In the experience of our Adviser’s investment team, our targeted industry sectors tend to have a greater proportion of Growth Companies and therefore offer greater investment opportunities to pursue. Our targeted industry sectors are: healthcare and pharmaceutical services; defense, aerospace, homeland security and government services; business and outsourced services; and energy services. We may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors.

Our investment activities are managed by our Adviser pursuant to the terms of an investment advisory and management agreement, which we refer to as the Investment Advisory Agreement. We expect to source investments primarily through the extensive network of relationships that the principals of our Adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

On May 14, 2014, we completed our initial public offering or IPO, at a price of $15.00 per share. Through our IPO we sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, we sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 15, 2015, we completed a $40 million offering of unsecured notes (the “InterNotes®”) which commenced on January 29, 2015. The InterNotes® bear interest at a rate of 6.25%, 6.375%, 6.5% and 6.75% payable semi-annually and have maturities ranging from five to seven years. The net proceeds of $39.2 million were used to reduce the outstanding borrowings on the Credit Facility.

Formation Transactions

On May 8, 2014, we purchased a portfolio of approximately $155.9 million in debt and equity investments which consisted of all of the investment assets of BNY Mellon-Alcentra Mezzanine III, L.P., which we refer to as Fund III, except for its equity investment and warrants in GTT Communications. We refer collectively to the portfolio investments that we acquired from Fund III as the Fund III Acquired Assets. We purchased the Fund III Acquired Assets from Fund III for $64.4 million in cash and $91.5 million in shares of our common stock . Concurrent with our acquisition of the Fund III Acquired Assets, we also purchased approximately $29 million of debt and equity investments held by BNY Alcentra Group Holdings, Inc., which we refer to as the Alcentra Group, for $29 million in cash.

Portfolio Composition

We originate and invest primarily in middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

As of September 30, 2015, we had $288.9 million (at fair value) invested in 29 portfolio companies. Our portfolio included approximately 28.4% of first lien debt, 20.9% of second lien debt, 31.0% of mezzanine debt and 19.7% of equity investments at fair value. Going forward we intend to reduce our equity allocation to approximately 10 – 15% of our portfolio investments. At September 30, 2015, our average portfolio company investment at amortized cost and fair value was approximately $9.9 million and $10.0 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $17.1 million and $19.6 million, respectively. At September 30, 2015, 44.2% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 55.8% bore interest at fixed rates. We intend to continue to re-balance our portfolio going forward with more investments that are floating rate loans.

The weighted average yield on all of our debt investments as of September 30, 2015 was approximately 12.2%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our subsidiary fees and expenses. The weighted average yield was computed using the effective interest rates for all of our debt investments, which represents the interest rate on our debt investment restated as an interest rate payable annually in arrears and is computed including cash and payment in kind, or PIK interest, as well as accretion of original issue discount. As a result, the weighted average yield figure set forth above does not represent the cash interest payments we received on our debt investments during the period noted above. In this regard, the weighted average cash yield on all of our debt investments as of September 30, 2015 was approximately 10.6%. These yields do not include the dividends, including PIK dividends, received on our preferred equity investments. PIK dividends on preferred equity functions in much the same way as PIK interest on debt investments in that it is paid in the form of additional preferred securities and not cash. There can be no assurance that the weighted average yield and the weighted average cash yield will remain at their current levels.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a below-investment grade rating from a nationally recognized statistical rating organization, which is often referred to as “high-yield” or “junk.” Exposure to below-investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the loans, which may result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. As of September 30, 2015, approximately 19.2% of the income we received from our portfolio companies was in the form of non-cash income, such as contractual pay-in-kind, or PIK, interest. Since PIK interest involves us recognizing income without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement applicable to RICs. Our failure to meet the annual distribution requirements could reduce the amounts available for distributions. In addition, the PIK feature of our subordinated debt and preferred equity investments increases our credit risk exposure over the life of the investments given that it increases the amounts that our portfolio companies will ultimately be required to pay us. Furthermore, we have not previously been required to manage our portfolio in accordance with the RIC asset diversification requirements. See “Risk Factors — If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC” and “— PIK interest payments we receive increase our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser”.

Organizational Structure

The following chart shows the ownership structure and various entities affiliated with us and our Adviser.

(1)	For tax purposes, certain of our equity investments purchased are held by a wholly-owned subsidiary of ours.

Our Adviser

Our investment activities are managed by Alcentra NY, our investment adviser. Alcentra NY is the U.S. subsidiary of Alcentra Group, an asset management platform focused on below-investment grade credit, often referred to as “high-yield” or “junk.” Alcentra Group has offices in London, Dusseldorf, Singapore, New York and Boston and manages more than 75 investment vehicles and accounts totaling more than $25.8 billion in assets. The Alcentra Mezzanine professionals of our Adviser have worked together for more than 8 years and as of September 30, 2015 have invested more than $500 million in lower middle-market companies. Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of Alcentra Group.

Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Our Adviser’s investment team is led by Paul J. Echausse, our President and Chief Executive Officer, and David Scopelliti, our Senior Vice President. Mr. Echausse was a founding member of

Alcentra Mezzanine in 1998 through the investment of subordinated debt investments on the Bank of New York platform. Our Investment Committee is comprised of Paul J. Echausse, our President and Chief Executive Officer, Paul Hatfield, Chairman of our board of directors, Kevin Bannon, David Scopelliti, our Senior Vice President and Ellida McMillan, our Chief Accounting Officer. Members of our Investment Committee together with other investment professional of our Adviser, collectively have more than 60 years of such experience investing and lending across changing market cycles. As of September 30, 2015, the investment professionals of our Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies.

Our Adviser combines significant credit analysis, structuring capability and transaction experience within the larger credit investment platform of the Alcentra Group. See “Business —  Alcentra Group and BNY Mellon.”

We have entered into the Investment Advisory Agreement with our Adviser pursuant to which we pay a base management fee and incentive fees to our Adviser for its services under the agreement. See “Management Agreements — Investment Advisory Agreement — Management Fees.” Our Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the IPO was completed and the subsequent four quarters to the extent required in order for us to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Our Administrator

We have entered into a fund administration and accounting agreement, or the Administration Agreement, with State Street Bank and Trust Company, pursuant to which State Street provides us with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. See “Management Agreements  — Administration Agreement.”

Alcentra Mezzanine

Alcentra Mezzanine, a division of Alcentra NY, has sponsored three private investment funds that focus on subordinated debt and equity investments in middle market companies, each of which is managed by Alcentra NY. Fund III, the last of the private investment funds, was formed in 2010 and is owned by institutional, family office and private wealth investors.

Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of the Alcentra Group.

Alcentra Group and BNY Mellon

The Alcentra Group was formed in 2002 through the merger of two asset management divisions from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. In January 2006, Alcentra Group was purchased by BNY Mellon. As a wholly-owned subsidiary of Bank of New York Mellon Corporation, which we refer to as BNY Mellon, the Alcentra Group manages approximately $25.8 billion in below-investment grade debt assets across more than 75 investment vehicles and funds. The Alcentra Group collectively employed 131 investment professionals as of September 30, 2015. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management boutiques.

BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $42.7 billion and is also one of the largest securities servicing organizations with $28.5 trillion of assets under custody and administration and boasts a global platform across 35 countries as of September 30, 2015. BNY Mellon is a substantial player in asset management with approximately $1.6 trillion of assets under management as of September 30, 2015.

BNY Mellon also maintains a substantial “Wealth Management” business that provides investment advisory services to high net worth individuals, families and family offices. As of September 30, 2015, BNY Mellon’s Wealth Management business has 41 offices, many of which are in major metropolitan cities throughout the country, and manages more than $200 billion on behalf of their clients. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Credit Facility

In connection with the IPO, we entered into a senior secured revolving credit agreement (Credit Facility) with ING Capital LLC, as administrative agent and lender. The Credit Facility had an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable. At such time as we and certain of our subsidiaries reach a combined net worth of $230 million, the interest rate per annum will be reduced to (i) 2.00% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.00% plus the one, three or six month LIBOR rate, as applicable. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of our direct and indirect subsidiaries and substantially all of our other assets. We are also subject to customary covenants and events of default typical of a facility of this type. As of September 30, 2015, total commitments under the Credit Facility were $135 million. Borrowings under the Credit Facility were $52.6 million as of September 30, 2015.

Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of senior debt, unitranche, second lien, subordinated debt and, to a lesser extent, senior debt and minority equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below-investment grade, which is often referred to as “high-yield” and “junk.” While our primary investment focus is to make loans to, and selected equity investments in, privately-held lower-middle-market companies, we may also make selective investments in larger or smaller companies.

Our business strategy to achieve our investment objective consists of (1) identifying market opportunity; (2) distinguishing our competitive advantages; (3) evaluating investment opportunities and (4) sourcing, structuring and supervising investments.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to our stockholders.

The Lower Middle-market Represents a Large, Underserved Market.  We believe that lower middle-market companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options.

Reduced Availability of Capital for Lower Middle-market Companies Presents Opportunity for Attractive Risk-adjusted Returns.  Beginning with the credit crisis that began in 2007, we believe that the subsequent exit of traditional capital providers from lower middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like us to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. We believe that our ability to offer flexible financing solutions positions us to take advantage of this dislocation.

Regulatory Changes have Decreased Competition among Lower Middle-market Lenders.  We believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to lower middle-market companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity for us throughout the investment process.

Large Pools of Uninvested Private Equity Capital should Drive Future Transaction Velocity.  We expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors, although there can be no assurance that we will be successful in this regard. Although our interests may not always be aligned with the private equity sponsors of our portfolio companies given their positions as the equity holders and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

Growth Companies Typically Pursue Mezzanine Debt as an Efficient Cost of Capital.  Mezzanine debt can be an effective source of capital for companies experiencing rapid growth. We typically focus on companies that can achieve a revenue growth rate of at least two to three times the rate of GDP growth. It is not uncommon for Growth Companies to grow faster than their bank can provide debt to support that growth. Growth Companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise mezzanine debt capital. We believe that mezzanine debt capital can be a more cost effective alternative for Growth Companies, and can be more competitive than raising private equity capital.

Competitive Advantages

Experienced Management Team.  Members of our Adviser’s investment committee and other investment professionals of our Adviser collectively have more than 60 years of experience investing and lending across changing market cycles. These professionals have diverse backgrounds with prior experience in investment and management positions at investment banks, small business investment companies, which we refer to as SBICs, commercial banks and privately held companies. The investment professionals of our Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this positions our Adviser to effectively identify, assess, structure and monitor our investments.

Strong Transaction Sourcing Network.  Our Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner will generate a steady stream of new investment opportunities and proprietary deal flow.

Access to the BNY Wealth Management Platform.  BNY Mellon maintains a substantial Wealth Management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Flexible Financing Solutions.  We offer a variety of financing structures and have the flexibility to structure our investments to meet the custom needs of our portfolio companies, including among investment types and investment terms. Typically we invest in subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. We believe our ability to offer a variety of financing arrangements makes us an attractive partner to lower middle-market companies and enables our Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.

Rigorous Underwriting Policies and Active Portfolio Management.  Our Adviser has implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies, historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, we structure our debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide us with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, we monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. We analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular board meetings. We believe that our initial and ongoing portfolio review process allows us to identify and maintain superior risk adjusted return opportunities in our target portfolio companies.

Minimize Portfolio Concentration.  While we focus our investments in lower middle-market companies, we seek to diversify our portfolio across various industries, geographic sectors and private equity or other sponsors. We actively monitor our investment portfolio to ensure we are not overly concentrated across industries, geographic sectors or financial sponsors. By monitoring our investment portfolio in this manner we seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region.

Access to the Alcentra Group Platform.  We seek to leverage the depth and breadth of resources of the Alcentra Group platform across all aspects of its operations, benefiting from the Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. As of September 30, 2015, the Alcentra Group employs more than 27 senior analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of our investments.

Investment Guidelines for Evaluating Investment Opportunities

We believe that investing in debt of privately held companies provides several potential benefits, including:

•	current income;
•	priority in capital structure;
•	covenants and portfolio monitoring; and
•	predictable exits.

We use the following guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these guidelines have been, or will be, met in connection with each of our investments.

Current Income.  Senior term loans and mezzanine securities contractually provide either a fixed or variable coupon payable on a monthly or quarterly basis. We will seek to invest in debt securities that generate interest rate coupons of between 8 – 10% on our senior term loan investments, and total coupons of between 12 – 15% on our mezzanine investments, comprised of 10 – 12% paid in cash plus 2 – 3% paid in PIK interest.

Priority in Capital Structure.  In liquidation, debt holders typically are repaid first, with the remaining capital distributed to the equity holders. The structural priority of debt investing is a key component of our investment strategy to preserve capital.

Covenant and Portfolio Monitoring.  We debt investments with financial covenants, which are used to proactively address changes in a company’s financial performance. Typical financial covenant tests include minimum EBITDA, total debt/EBITDA and fixed charge coverage. Covenants are negotiated before an investment is completed and are set based on the projected financial performance of the portfolio company. As the portfolio company reports monthly, quarterly or annual results, covenants are tested for compliance. If a portfolio company breaches a covenant, debt holders have several options available including waiving the covenant default, demanding repayment in full or modifying the terms of the debt in exchange for a fee or enhanced economic features, amongst others.

Predictable Exit.  We execute each investment with a particular exit strategy determined by a variety of factors, including the portfolio company’s financial position, anticipated growth dynamics and the existing mergers & acquisitions environment. Mezzanine investments are typically structured with a bullet maturity, which is typically one year greater than the maturity on the senior debt facility. With either security, the investment will have a finite life, whereby the portfolio company is contractually required to repay the loan. Repayment typically occurs in the event of a refinancing, recapitalization or sale/merger of the company.

Operating and Regulatory Structure

Our investment activities are managed by our Adviser and supervised by our board of directors, a majority of whom are independent of our Adviser and its affiliates. Our Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, which we refer to as the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay Alcentra NY an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management Agreements — Management Fee” and “Incentive Fee.” Our Adviser also provides us with certain administrative and other services necessary for us to operate pursuant to the Investment Advisory Agreement. See “Management Agreements.”

As a BDC, we are required to comply with certain regulatory requirements. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment.

Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. The 1940 Act also contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters. However, we may seek to co-invest on a concurrent basis with funds or entities managed by our Adviser, BNY Mellon or their affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC. See “Regulation.”

Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated in accordance with the 1940 Act in order to incur debt or issue preferred stock (which we refer to collectively as “senior securities”). As a result, we are required to finance our investments with at least as much equity as senior securities in the aggregate.

In addition, we have elected for U.S. federal income tax purposes to be treated as, and to qualify annually as, a RIC under the Code. As a consequence of our proposed RIC status, as well as our status as a BDC, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and avoid corporate-level U.S. federal income tax. This requirement, in turn, generally prevents us from using earnings to support our operations, including making new investments. See “Certain U.S. Federal Income Tax Considerations.”

Recent Developments

On October 15, 2015, Alcentra funded a $5,500,000 investment in Xpress Global Systems, LLC (13.5% 2nd Lien).

On October 15, 2015, Stancor repaid a portion of its debt in the amount of $1,028,364.

On October 16, 2015, Alcentra funded a $7,875,000 investment in NTI Holdings, LLC (9% Unitranche) and $350,000 in equity.

On October 20, 2015, Alcentra amended the terms of its investment in My Alarm Company from a 16.25% subordinated debt investment to a 12% 2nd lien debt investment and extended the maturity of the investment to July 2019.

On October 20, 2015, Cologix, Inc. announced the purchase of Net Access, LLC in a transaction expected to close before year end. Net Access LLC is an existing portfolio company and Alcentra has an equity investment in Net Access LLC.

On October 30, 2015, Alcentra funded an additional $2,000,000 investment to Alpine Waste, an existing portfolio company.

On October 30, 2015, Quality Systems, Inc. announced an agreement to acquire Health Fusion Holdings, Inc. for $165 million plus potential additional contingent consideration of up to $25 million. HealthFusion is an existing portfolio company and Alcentra’s investment consists of $5,923,000 of 1st lien debt and 1.79% of warrants to acquire common stock. Expected closing date is before December 31, 2015.

On November 5, 2015, the Board of Directors approved the 2015 fourth quarter dividend of $0.34 per share, with a record date of December 31, 2015 and payment date of January 7, 2016.

On December 4, 2015, the SEC issued a 1940 Act notice entitled “Alcentra Capital Corporation, et al.; Notice of Application” (Release No. IC-31927; File No. 812-14374), or the Notice, with respect to our application for exemptive relief. We initially filed our exemptive relief application on October 16, 2014. The order for exemptive relief, if granted, would permit us and certain of our affiliates to co-invest in portfolio companies subject to certain conditions included in the Notice. The Notice provides that an order granting the requested relief will be issued unless the SEC orders a hearing. Hearing requests can be submitted by members of the public until December 29, 2015. If no hearing is requested, we expect that the SEC will likely grant the exemptive relief order on or about December 30, 2015.

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company, as that term is used in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, for so long as we qualify as an emerging growth company.

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, as amended by Section 102(b) of the JOBS Act provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We could remain an emerging growth company until the earlier of (a) up to five years measured from the IPO, (b) the last day of the first fiscal year in which our annual gross revenues are $1 billion or more, (c) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (d) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Summary Risk Factors

An investment in our Securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our Securities. In addition, see “Risk Factors” on page 22 to read about risks you should consider before deciding to invest in our Securities.

•	Both we and our Adviser have a limited history of operating and advising a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.
•	We may not replicate the historical results achieved by other entities managed or advised by our Adviser.
•	We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.
•	Our business model depends to a significant extent upon our Adviser’s network of relationships with financial sponsors, service providers and other intermediaries. Any inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.
•	There are significant potential conflicts of interest that could negatively affect our investment returns, including the management of certain private investment funds by Alcentra NY and other investment advisers affiliated with the BNY Mellon Group.

•	We are restricted in our ability to enter into transactions with entities deemed to be our affiliates, which may limit the scope of investments available to us.
•	Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital and, as a RIC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC.
•	We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our Adviser to receive incentive fees.
•	To the extent interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations.
•	Adverse developments in the credit markets may impair our ability to borrow money.
•	Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and quoted prices or observable inputs are not generally available to determine such values, resulting in the use of significant unobservable inputs in our quarterly valuation process.
•	Defaults by our portfolio companies would harm our operating results.
•	The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net asset value per share of our common stock, our ability to pay dividends and to service our contractual obligations, and may negatively impact the market price of our common stock and other securities that we may issue.
•	Our activities may be limited as a result of being controlled by a bank holding company.
•	Investors may lose all or part of their investment in us.
•	The market price of our common stock may fluctuate significantly.
•	Investing in our common stock may involve an above average degree of risk.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
•	Shares of our common stock have traded at a discount from net asset value and may do so in the future.
•	You may not receive dividends or our dividends may decline or may not grow over time.
•	We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.
•	Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.
•	If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

•	Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

Significant Material Actual and Potential Conflicts of Interest

We have conflicts of interest arising out of the investment advisory activities of our Adviser and other operations of Alcentra Group and BNY Mellon. For example, we are an affiliate of BNY Mellon, which is a leading provider of financial services for institutions, corporations and high net worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. While we may benefit from BNY Mellon’s relationship and activities, situations will arise in which the interests of BNY Mellon and its affiliates will conflict with our interests and the interests of our stockholders. For example, we face potential conflicts of interest, including those relating to:

•	advisory services, lending and loan syndication;
•	conflicting investment interests;
•	time commitment of professionals;
•	transactions with BNY Mellon and its affiliates; and
•	competing funds and allocation policies.

In addition, as a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including us), our Adviser may be required or may decide to structure an investment in a manner that would be less favorable to us than structures available to a non-regulated entity. See “Related Party Transactions and Certain Relationships” and “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could negatively affect our operations and investment returns.”

Corporate Information

Our principal executive offices are located at 200 Park Avenue, 7th Floor, New York, New York 10166, and our telephone number is (212) 922-8240. We maintain a website located at www.alcentracapital.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities comprised of any combination of the foregoing, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds”.
NASDAQ Global Select Market Symbol of Common Stock
“ABDC”

Investment Advisory Fees
We will pay our Adviser a fee for its services under the Investment Advisory Agreement. This fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% if our gross assets are between $625 million and $750 million; and 1.5% if our gross assets are greater than $750 million. The various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. For example, if our gross assets were $800 million, we would pay the Adviser a management fee of 1.5% on the entire $800 million of gross assets. The base management fee will be payable quarterly in arrears.
The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter (8% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. We will include any realized and unrealized capital gains and losses on our investments in U.S. Treasury Bills in computing any capital gain incentive fee payable to the Adviser.
Pre-incentive fee net investment income means interest income (including on our investments in U.S. Treasury Bills), dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash. See “Management Agreements — Management Fee and Incentive Fee.”
The Investment Advisory Agreement also requires us to reimburse our Adviser for our allocable portion (subject to the review of our board of directors) of overhead and other expenses, including furnishing us with office facilities and equipment and providing clerical, record keeping and other administrative services at such facilities. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without markup by or profit to our Adviser.
Our Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the initial public offering is completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).
Leverage
We expect to use borrowed funds in order to make additional investments. We expect to use this practice, which is known as “leverage,” when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. See “Risk Factors — Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such borrowing. The amount of leverage that we employ will depend on our Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.
Distributions
We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors. We intend to declare our first stockholder distribution during the quarter following the completion of this offering.
Taxation
We have elected for U.S. federal income tax purposes to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S.

federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions.”
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be automatically reinvested in additional shares of our common stock unless a stockholder specifically elects not to participate in our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan.”
Trading at a Discount
Shares of closed-end investment companies, including BDCs, frequently trade in the secondary market at a discount to their net asset values. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”
Administration Agreement
We have entered into the Administration Agreement with State Street pursuant to which State Street will provide us with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month.
License Agreement
We have entered into a License Agreement with our Adviser under which our Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.” For a description of the License Agreement, see “Management Agreements — License Agreement.”
Custodian and Transfer Agent
State Street will serve as our custodian, and Computershare Trust Company, N.A. will serve as our transfer agent and registrar. See “Custodian, Transfer Agent and Registrar.”
Certain Anti-Takeover Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of our Capital Stock.”
Available Information
We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.
We maintain a website at www.alcentracapital.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 200 Park Avenue, 7th Floor, New York, New York 10166.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “us,” “the Company” or “Alcentra Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Company.

Shareholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses		%(3)
Total shareholder transaction expenses (as a percentage of offering price)		%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee payable under Investment Advisory Agreement	2.39	%(4)
Incentive fees payable under Investment Advisory Agreement (20% of pre-incentive fee net income and capital gains)	1.81	%(5)
Interest payments on borrowed funds	2.28	%(6)
Other expenses	1.05	%(7)(8)
Acquired fund fees and expenses	—	%(9)
Total annual expenses	7.53	%(10)

(1)	In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” For additional information, see “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Assumes gross assets, which equals total assets, as determined in accordance with GAAP, exclusive of temporary borrowings not made for investment purposes, of $306.0 million and net assets of $201.7 million which reflects actual amounts as of September 30, 2015. Our base management fee, payable quarterly in arrears, is at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed amounts or other forms of leverage and excluding cash and cash equivalents such as investments in U.S. Treasury Bills (even if such cash and cash equivalents were purchased using leverage), if our gross assets are below $625 million; 1.625% if our gross assets are between $625 million and $750 million; and 1.5% if our gross assets are greater than $750 million. These various management fee percentages (i.e., 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. For example, if our gross assets were $800 million, we would pay the Adviser a management fee of 1.5% on the entire $800 million of gross assets. The fact that our base management fee is payable based upon our gross assets may encourage Alcentra NY to use leverage to make additional investments. For purposes of this table, the SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stock, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. See “Investment Advisory Agreement.”
(5)	Assumes that annual incentive fees earned by the Adviser remain consistent with the incentive fees earned by the Adviser during the nine months ended September 30, 2015, annualized for a full year, and includes accrued capital gains incentive fee. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Advisory Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the nine months ended September 30, 2015. For more detailed information about the incentive fee calculations, see the “Investment Advisory Agreement” section of this prospectus.
(6)	Assumes we maintain our level of outstanding borrowings for the nine months ended September 30, 2015. As of September 30, 2015, we had $52.6 million and $40.0 million of indebtedness outstanding under the Credit Facility and the Notes, respectively. For purposes of this calculation, we have assumed the September 30, 2015 amounts outstanding under the Credit Facility and the Notes, and have computed interest expense using an assumed interest rate of 3.52% for the Credit Facility and 6.38% for the Notes, which were the rates payable as of September 30, 2015, annualized for a full year. “Interest payments on borrowed funds” represents our expected interest expense for the next twelve months, as well as commitment, unused and other fees, plus underwriting discounts, fees and expenses, less premiums, associated with debt obligations which are amortized over the life of such obligations based on the average level of outstanding borrowings. We may also issue preferred stock, which may be considered a form of leverage. While we have no present intent to do so during the twelve months following the date of this prospectus, in the event we were to issue preferred stock, our borrowing costs, and correspondingly our total annual expense, including our base management fee as a percentage of our net assets, would increase. See “Senior Securities” in this prospectus.
(7)	Includes our overhead expenses, including payments under the Investment Advisory Agreement based on our allocable portion of overhead and other expenses incurred by our Adviser as well as a fixed annual fee, along with additional fees and expenses as incurred by State Street as administrator. See “Management Agreements.”
(8)	Estimated.
(9)	Our shareholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”) in which we invest. We do not currently invest in underlying funds or other investment companies.
(10)	Total annual expenses include all fees and expenses incurred by our consolidated subsidiaries. The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Examples

The following examples demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The expense amounts assume an annual base management fee 1.75% for each year. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$71	$208	$339	$643

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If the 5% annual return was generated from only realized capital gains subject to the capital gains incentive fee under our investment advisory agreement, the projected dollar amount of total cumulative expenses over various periods with respect to the same hypothetical investment in our common stock would be as follows:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from only realized capital gains subject to the capital gains incentive fee	$85	$204	$319	$547

While the examples assume reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

These examples and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data is presented for the nine months ended September 30, 2014 and 2015, the years ended December 31, 2012, December 31, 2013, the period from January 1, 2014 through May 7, 2014 and the period from May 8, 2014 through December 31, 2014, in thousands, except for per share data. The selected financial data for the years ended December 31, 2012 and 2013 and for the period from January 1, 2014 through May 7, 2014 and the period from May 8, 2014 through December 31, 2014 has been derived from financial statements that were audited by KPMG LLP and should be read in conjunction with our financial statements and related notes thereto and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

		Nine months ended September 30, 2014			Year ended December 31, 2014
	Alcentra Capital Corporation for the nine months ended September 30, 2015 (Unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. for the period from January 1, 2014 through May 7, 2014 (Unaudited)		Alcentra Capital Corporation and Subsidiary for the period from May 8, 2014 through September 30, 2014 (Unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. from January 1, 2014 through May 7, 2014		Alcentra Capital Corporation from May 8,* 2014 through December 31, 2014	BNY Mellon-Alcentra Mezzanine III, L.P. for the year ended December 31, 2013		BNY Mellon-Alcentra Mezzanine III, L.P. for the year ended December 31, 2012
Statement of operations data:
Total investment income	$25,239,335		$7,761,894	$9,495,811		$7,761,894	$16,166,214		$11,051,383		$12,687,061
Net expenses	10,470,768		834,336	2,445,485		834,336	4,564,482		3,541,736		5,052,550
Net investment income	14,768,567		6,927,558	7,050,326		6,927,558	11,601,782		7,509,647		7,634,511
Net increase in net assets resulting from operations	$14,659,996		$9,954,110	$11,688,952		$9,954,110	$14,735,021		$9,652,411		$15,448,530
Per share data:
Net investment income	$1.09	$	N.A.	$0.52	$	N.A.	$.86	$	N.A.	$	N.A.
Net increase in net assets resulting from operations	$1.08	$	N.A.	$0.86	$	N.A.	$1.09	$	N.A.	$	N.A.
Dividends declared	$1.02	$	N.A.	$0.52	$	N.A.	$0.86	$	N.A.	$	N.A.
Net asset value per share	$14.92	$	N.A.	$14.76	$	N.A.	$14.87	$	N.A.	$	N.A.
Balance sheet data:
Total assets	$306,002,352		$175,925,784	$227,026,513		$175,925,784	$272,219,375		$126,788,126		$101,858,640
Cash and cash equivalents	11,472,602		10,703,472	24,407,025		10,703,472	10,022,617		729,431		869,836
Total net assets	$201,733,672		$175,567,210	$199,545,112		$175,567,210	$200,989,308		$110,639,427		$96,719,585

*	On May 8, 2014, we purchased a portfolio of approximately $155.9 million in debt and equity investments, which consisted of all of the investment assets of Fund III, except for its equity investment and warrants in GTT Communications, for $64.3 million in cash and $91.5 million in shares of our common stock at the same price as shares issued in our initial public offering. Concurrent with our acquisition of these investment assets from Fund III, we also purchased approximately $29 million of debt and equity investment held by Alcentra Group for $29 million in cash.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below present the principal risk factors associated with an investment in our securities as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours including the risks of investment in a business development company, which include risks associated with investing in a portfolio of small and developing or financially troubled businesses. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our business, financial condition and results of operations could be materially and adversely affected, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

Both we and our Adviser have a limited history operating and advising a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We have limited experience operating as and our Adviser has limited experience managing a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to other investment vehicles managed by our Adviser. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. Both we and our Adviser have limited experience operating and advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. If we are unable to comply with the requirements imposed on BDCs by the 1940 Act, the SEC could bring an enforcement action against us and/or we could be exposed to claims of private litigants. In addition, we could be regulated as a closed-end management investment company under the 1940 Act, which could further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus, either of which could have a material adverse effect on our business, results of operations or financial condition.

Furthermore, the investment philosophy and techniques used by our Adviser to manage a BDC may differ from the investment philosophy and techniques previously employed by our Adviser in identifying and managing past investments. Accordingly, we can offer no assurance that we will replicate our historical performance or that of other entities that our Adviser has managed or advised in the past, and we caution you that our investment returns could be substantially lower than our past returns or those achieved by other entities managed or advised by our Adviser.

Finally, given our limited operating history, you will have limited information about us in connection with your decision to invest in our common stock and, in light of the fact that our historical cost structure will substantially increase as a result of borrowings under the Credit Facility, our InterNotes® and the related management fees payable by us to the Adviser on asset funded thereby, such limited operating history may even be less meaningful in connection with your evaluation of whether to invest in our common stock.

We may not replicate the historical results achieved by other entities managed or advised by our Adviser.

We may be unable to replicate the historical results achieved by other entities managed or advised by our Adviser, and our investment returns could be substantially lower than the returns achieved by our Adviser in prior periods. In particular, our Adviser’s returns from several of its other investment vehicles may not be comparable because of the economic period in which those investments were made; or the compositions of those prior portfolios will be different from prospective portfolios. Our Adviser was not subject to the same tax and regulatory conditions that we operate under. Furthermore, none of the prior results were from BDCs or public reporting companies. Additionally, all or a portion of these prior results may have been achieved in particular market conditions, which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may also have an adverse impact on our future performance.

We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the investment professionals of our Adviser and the Alcentra Group to achieve our investment objective. Our Adviser’s team of investment professionals evaluates, negotiates, structures, closes and monitors our investments in accordance with the terms of our Investment Advisory Agreement.

Our Investment Committee, which provides oversight over our investment activities, is provided to us by our Adviser under the Investment Advisory Agreement. Our Investment Committee consists of Paul J. Echausse, our President and Chief Executive Officer, Paul Hatfield, the Chairman of our board of directors, Kevin Bannon, David Scopelliti, our Senior Vice President and Ellida McMillan, our Chief Accounting Officer. The loss of any member of our Investment Committee would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon our Adviser’s network of relationships with financial sponsors, service providers and other intermediaries. Any inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon our Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will continue to generate investment opportunities for us in the future.

Our financial condition, results of operations and cash flows depend on our ability to manage our business effectively.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow our investments and earnings. This depends, in turn, on our Adviser’s ability to identify, invest in and monitor portfolio companies that meet our investment guidelines. The achievement of our investment objective on a cost-effective basis depends upon our Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Our Adviser’s investment professionals have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of our Adviser may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could negatively affect our operations and investment returns.

There are significant potential conflicts of interest that could negatively affect our operations and investment returns. A number of these potential conflicts of interest with affiliates of our Adviser and BNY Mellon are discussed in more detail under “Related Party Transactions and Certain Relationships,” including those relating to:

•	advisory services, lending and loan syndication;
•	conflicting investment interests;
•	time commitments of professionals;
•	transactions with BNY Mellon and its affiliates; and
•	competing funds and allocation policies.

There may be times when our Adviser, our Adviser’s affiliates including BNY Mellon, or its investment professionals have interests that differ from those of our stockholders, giving rise to conflicts of interest. The members of our Investment Committee and its investment professionals serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by our Adviser. Similarly, our Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. In addition, our Adviser may enter into fee-sharing arrangements with other entities that may include our affiliates or stockholders.

While we may co-invest with investment entities managed by our Adviser or its affiliates to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. As a result, we and our Adviser have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which the Adviser or any of its respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Adviser or its respective affiliates prior to receipt of such relief.

In addition, we are an affiliate of BNY Mellon. While we may benefit from BNY Mellon’s relationships and activities, situations will arise in which the interests of BNY Mellon and its affiliates will conflict with our interests and the interests of our stockholders. Stockholders should note the matters discussed in “Related Party Transactions and Certain Relationships.”

The investment professionals of our Adviser may, from time to time, possess material nonpublic information, limiting our investment discretion.

The investment professionals of our Adviser, including members of our Investment Committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Adverse market conditions for debt and equity capital markets in the United States and around the world, may have a negative impact on our business and operations.

From 2007 through 2009, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a decline of general economic conditions. As a result, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. This economic decline materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular during that time.

If these conditions recur, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as calculated in accordance with the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness under similar terms and any failure to do so could have a material adverse effect on our business.

Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our net asset value and the market price of our securities. A substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold. To the extent that interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations. In addition, to the extent that an increase in interest rates make it difficult or impossible to make payments on outstanding indebtedness to us or other financial sponsors or refinance debt that is maturing in the near term, some of our portfolio companies may be unable to repay such debt at maturity and may be forced to sell assets, undergo a recapitalization or seek bankruptcy protection. In addition, any such increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to seven years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Portions of our investment portfolio and our borrowings have floating rate components. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission or CFTC. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Our incentive fee may induce our Adviser to make speculative investments.

Our Adviser receives an incentive fee based, in part, upon net realized gains on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net realized gains. Additionally, under the incentive fee structure, our Adviser may benefit when capital gains are recognized and, because our Adviser determines when to sell a holding, our Adviser controls the timing of the recognition of such capital gains. As a result, our investment advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Our Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, our board of directors determines the fair value of these loans and securities in good faith as described in “Determination of Net Asset Value.” In connection with that determination, investment professionals from our Adviser may provide our board of directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for at least a portion of our investment portfolio reviewed by an independent valuation firm quarterly, the ultimate determination of fair value will be made by our board of directors and not by such third party valuation firm. In addition, Messrs. Echausse and Hatfield who are interested members of our board of directors, each have a direct or indirect pecuniary interests in our Adviser. The participation of Messrs. Echausse and Hatfield in our valuation process, and their pecuniary interests in our Adviser, could result in a conflict of interest as our Adviser’s base management fee is based, in part, on the value of our gross assets, and our Adviser’s incentive fees are based, in part, on realized gains and realized and unrealized losses.

There are conflicts related to other arrangements with our Adviser.

We have entered into a License Agreement with our Adviser under which our Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.” See “Management Agreements — License Agreement.” This creates conflicts of interest that our board of directors will continue to monitor. For example, under the terms of the License Agreement, we are unable to preclude our Adviser from licensing or transferring the ownership of the “Alcentra” name to third parties, some of whom may compete against us. Consequently, we are unable to prevent any damage to goodwill that may occur as a result of the activities of our Adviser or others. Furthermore, in the event the License Agreement is terminated, we will be required to change our name and cease using “Alcentra” as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

The Investment Advisory Agreement was not negotiated on an arm’s length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement was negotiated between related parties. Consequently, its terms, including fees payable to our Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under this agreement because of our desire to maintain our ongoing relationship with our Adviser. Any such decision, however, would breach our fiduciary obligations to our stockholders.

The time and resources that our Adviser devotes to us may be diverted, and we may face additional competition due to the fact that our Adviser and its affiliates are not prohibited from raising money for, or managing, another entity that makes the same types of investments that we target.

Our Adviser and some of its affiliates, including our officers and our interested directors, are not prohibited from raising money for, or managing, another investment entity that makes the same types of investments as those we target. As a result, the time and resources they could devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

Our incentive fee arrangements with our Adviser may vary from those of other investment funds, accounts or investment vehicles that our Adviser currently manages or may manage in the future, which may create an incentive for our Adviser to devote time and resources to a higher fee-paying fund.

Our Adviser manages private investment funds, accounts and other investment vehicles and may manage other funds, accounts and investment vehicles in the future. If our Adviser is paid a higher performance-based fee from any other fund that it may manage in the future, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent our Adviser’s incentive compensation is not subject to a hurdle or total return requirement with respect to another fund, it may have an incentive to devote time and resources to such other fund. As a result, the investment professionals of our Adviser may devote time and resources to a higher fee-paying fund.

Our Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our Adviser has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow our Adviser’s advice or recommendations. Under the Investment Advisory Agreement, our Adviser, its officers, members and personnel, and any person controlling or controlled by our Adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the duties that our Adviser owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify our Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss.

Our activities may be limited as a result of being controlled by a bank holding company.

BNY Mellon is a bank holding company, or a “BHC” under the Bank Holding Company Act of 1956, as amended, or the “BHCA.” BNY Mellon is also a financial holding company, or “FHC,” under the BHCA, which is a status available to BHCs that meet certain criteria.

FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because BNY Mellon may be deemed to “control” us within the meaning of the BHCA, these restrictions could apply to us as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict the transactions and relationships between our Adviser, BNY Mellon and their affiliates, on the one hand, and us on the other hand, and may restrict our investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict our Adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including our Adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments.

These restrictions may materially adversely affect us by, among other things, affecting our Adviser’s ability to pursue certain strategies within our investment program or trade in certain securities. In addition, BNY Mellon may cease in the future to qualify as an FHC, which may subject us to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to BNY Mellon and us will not change, or that any such change will not have a material adverse effect on us.

BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, BNY Mellon, us or other funds and accounts managed by our Adviser and its affiliates. BNY Mellon may seek to accomplish this result by causing Alcentra NY, LLC to resign as our Adviser, voting for changes to our board of directors, causing BNY Mellon personnel to resign from our board of directors, reducing the amount of BNY Mellon’s investment in us (if any), or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by us may be unaffiliated with BNY Mellon.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

To obtain and maintain our qualification as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we incur debt, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain the necessary distributions, we may fail to qualify as a RIC and, thus, may be subject to corporate-level U.S. federal income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private or thinly-traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC.

No certainty can be provided that we will satisfy the asset diversification requirements or the other requirements necessary to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to corporate-level U.S. federal income tax, the resulting corporate-level U.S. federal income taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments.

Furthermore, if we fail to qualify as a RIC, we may be in default under the terms of the Credit Facility. Such a failure would have a material adverse effect on us and our stockholders. See “Risk Factors — Risks Relating to our Business and Structure — We may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows” and “Business — Taxation as a Regulated Investment Company.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accrual of original issue discount, or OID. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, and increases in loan balances as a result of contracted PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income for U.S. federal income tax purposes before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level U.S. federal income tax. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

PIK interest payments we receive increases our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser.

Certain of our debt investments contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest has the effect of increasing our assets under management. As a result, because the base management fee that we pay to our Adviser is based on the value of our gross assets, the receipt by us of PIK interest results in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest causes such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to our Adviser.

To the extent original issue discount and PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and contractual PIK interest. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	Because we may be required to distribute amounts attributable to OID accruals, such OID accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral;
•	PIK interest typically has the effect of increasing the outstanding principal amount of a loan, resulting in a borrower owing more at the end of the term of the loan than what it owed when the loan was originated; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We have incurred indebtedness under our Credit Facility and through the issuance of the Alcentra Capital InterNotes®, which are issued pursuant to the Selling Agent Agreement, dated January 29, 2015, between us, our Adviser and Incapital LLC. We may in the future issue additional debt securities or preferred stock and/or borrow additional money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

Proposed legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). H.R. 3868 (the Small Business Credit Availability Act) has been introduced in the U.S. House of Representatives and if this or similar legislation is passed, it would modify the 1940 Act and increase the amount of debt that BDCs may incur by decreasing the assets coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase due to the increased volatility associated with higher leverage.

We finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds will have fixed dollar claims on our assets that may be superior to the claims of our securities holders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders.

In addition, under the terms of the Credit Facility and any borrowing facility or other debt instruments we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instruments before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed.

Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to our Adviser will be payable based on the value of our gross assets, including those assets acquired through the use of leverage, our Adviser will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to our Adviser.

Our Credit Facility and any future indebtedness may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than potential leverage in future SBIC subsidiaries, should we receive an SBIC license(s), subject to exemptive relief) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1) (net of expenses)	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-16.39%	-9.59%	-2.79%	4.01%	11.46%

(1)	Assumes $273,856,749 in total portfolio assets, $96,954,000 in senior securities, $201,354,331 in net assets, and an average cost of funds of 5.79%. Actual interest payments may be different.

We may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

In the event we default under the Credit Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Credit Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Because we use debt to finance our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. There is no limit on our ability to enter derivative transactions.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to our Adviser.

Provisions in the Credit Facility or any other future borrowing facility may limit our discretion in operating our business.

The Credit Facility is, and any future borrowing facility may be, backed by all or a portion of our loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a guarantee pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, enter into a control agreement that provides that following notice of occurrence of an event of default, if any, and during its continuance, the custodian will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests granted by us as well as negative covenants under the Credit Facility or any other borrowing facility may provide may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. For example, under the terms of the Credit Facility, we have agreed not to incur any additional secured indebtedness other than in certain limited circumstances as permitted under the Credit Facility. In addition, if our borrowing base under the Credit Facility or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the Credit Facility or any other borrowing facility, which could have a material adverse impact on our ability to fund future investments and to make stockholder distributions.

In addition, under the Credit Facility we are subject to limitations as to how borrowed funds may be used, which include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under the Credit Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the Credit Facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.”

We may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our Adviser to receive incentive fees.

Given the structure of the Investment Advisory Agreement with our Adviser, any general increase in interest rates will likely have the effect of making it easier for our Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our Adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our Adviser’s income incentive fee resulting from such a general increase in interest rates.

Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and quoted prices or observable inputs may not be available to determine such values, resulting in the use of significant unobservable inputs in our quarterly valuation process.

Most of our portfolio investments take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we value these investments at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our investments. Most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of an independent service provider to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We will adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We are restricted in our ability to enter into transactions with entities deemed to be our affiliates, which may limit the scope of investments available to us.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without, among other things, the prior approval of a majority of our independent directors who, have no financial interest in the transaction, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and, if this is the only reason such person is our affiliate, we are generally prohibited from buying any asset from or selling any asset (other than our capital stock) to such affiliate, absent the prior approval of such directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of our independent directors or, in some cases, the prior approval of the SEC. Moreover, except in certain limited circumstances, we are prohibited from buying any asset from or selling any asset to a holder of more than 25% of our voting securities, absent prior approval of the SEC. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

We and our Adviser have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which the Adviser or any of its respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Adviser or its respective affiliates prior to receipt of such relief.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our IPO, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the price of our securities may be more volatile.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company,” we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, securityholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our securities.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our securities.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our securities. Nevertheless, any such changes could adversely affect our business and impair our ability to make principal and interest payments on our InterNotes®.

Our Adviser can resign as our investment adviser upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Adviser has the right under the Investment Advisory Agreement to resign as our investment adviser at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Adviser was to resign, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of our Adviser. In addition, certain of these systems are provided to our Adviser by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to make distributions to our stockholders.

If we receive qualification from the Small Business Administration to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.

We intend to apply for a license to form an SBIC subsidiary; however, the application is subject to approval by the United States Small Business Administration, or the SBA, and we can make no assurances that the SBA will approve our application. If we receive this qualification, we will become subject to SBA regulations that may constrain our activities. We may need to make allowances in our investment activity to comply with SBA regulations. In addition, SBA regulations may impose parameters on our business operations and investment objective that are different than what we otherwise would do if we were not subject to these regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also limits the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that we obtain an SBIC license, this would prohibit a change of control of our SBIC subsidiary without prior SBA approval. If we are unable to comply with SBA regulations, our business plan and growth strategy could be materially adversely affected.

Risks Relating to our Investments

Our investments are risky and highly speculative, and the lower middle-market companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Investing in lower middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•	a portion of our income may be non-cash income, such as contractual PIK interest, which represents interest added to the loan balance and due at the end of the loan term. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in each of these entities. In this regard, DRC Emergency Services, LLC derives significantly all of its revenue from contracts with federal, state and local governments and governmental agencies. As a result, if it does not comply with the terms of a contract or with regulations or statutes, it could be subject to downward contract price adjustments or refund obligations or could in extreme circumstances be assessed penalties or be debarred or suspended from obtaining future contracts for a specified period of time. Any such suspension or debarment or other sanction could have an adverse effect on its business.

Similarly, the business and growth of FST Technical Services, LLC (FST) depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

Investing in lower middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

Our portfolio consists primarily of debt and equity investments in lower middle-market companies. Investing in lower middle-market companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these lower middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Portfolio companies are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, the portion of our investment portfolio composed of non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our investments in leveraged portfolio companies may be risky, and we could lose all or part of our investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect that company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we will rely on the ability of our Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Also, as noted above, we may be limited or prohibited in our ability to sell or otherwise exit certain positions in our initial portfolio as such a transaction could be considered a joint transaction prohibited by the 1940 Act.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;

•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally hold controlling equity positions in the majority of the portfolio companies included in our portfolio. In addition, we expect to not hold controlling equity positions in portfolio companies in which we will make future investments. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we expect to hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, principal and interest payments on our InterNotes®, which could result in a decline in the market price of our securities.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest a in second lien and subordinated loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will continue to involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may not realize gains from our equity investments.

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the 1940 Act. See “Regulation — Qualifying Assets” for a discussion of our ability, as a BDC, to invest in securities of non-U.S. companies. Investing in non-U.S. companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions we may expose ourselves to risks associated with such transactions. Such hedging may utilize instruments such as forward contract currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our Adviser to other types of investments in which our Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our portfolio companies in the healthcare and pharmaceutical services industry sector are subject to extensive government regulation and certain other risks particular to that industry.

One of our key industry sectors for investment is healthcare and pharmaceutical services. Our investments in portfolio companies that operate in this sector are subject to certain significant risks particular to that industry. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry. In particular, health insurance reform, including The Patient Protection and Affordable Care Act and The Health Care and Education Reconciliation Act of 2010, or Health Insurance Reform Legislation, could have a significant effect on our portfolio companies in this industry sector. As Health Insurance Reform Legislation is implemented, our portfolio companies in this industry sector may be forced to change how they do business. We can give no assurance that these portfolio companies will be able to adapt successfully in response to these changes. Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our portfolio companies in the defense, homeland security and government services industry sector are subject to certain risks particular to that industry.

One of our key industry sectors for investment is defense, homeland security and government services. Investments in this sector are subject to certain significant risks particular to that industry. These businesses depend upon continued U.S. government expenditures on defense, homeland security and other services. These expenditures have not remained constant over time, have been reduced in certain periods and, recently, have been affected by the U.S. government’s efforts to improve efficiency and reduce costs affecting federal government programs generally. These expenditures are also subject to budgetary constraints affecting U.S. government spending generally or specific agencies in particular. Furthermore, these businesses are generally subject to changes in the political climate and general economic conditions, including a slowdown of the economy or unstable economic conditions and responses to conditions, such as emergency spending, that reduce funds available for other government priorities.

Portfolio companies operating in the defense, homeland security and government services industry sector may be required to comply with laws and regulations relating to the formation, administration, and performance of U.S. government contracts. Such laws and regulations may potentially impose added costs on these businesses and may subject them to civil or criminal penalties, termination of U.S. government contracts, and/or suspension or debarment from contracting with federal agencies, in the event they fail to comply. Further, these portfolio companies may derive significant amounts of their revenue from contracts awarded through a competitive bidding process. Their revenue may be adversely affected if they are unable to compete effectively in the process or there are delays caused by their competitors protecting contract awards.

On August 29, 2014, DRC Emergency Services LLC (“DRC ES”) was suspended from Federal Government contracting and from directly or indirectly receiving the benefits of federal assistance programs. In DRC ES’s opinion the suspension primarily resulted from alleged actions taken by former employees and subcontractors related to two particular contracts. None of the employees in question work for DRC ES or any of its affiliates. DRC ES is fully cooperating with all Government investigations. The suspension was terminated on October 1, 2014. At this time we believe DRC ES’s contracts and customer relationships were not materially impacted by the suspension.

Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Risks Relating to our Securities

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs or SBICs;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of our Adviser’s key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Investing in our common stock may involve an above average degree of risk.

The investments we may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock could materially adversely affect the prevailing market prices for our common stock. If substantial amounts of our common stock were sold, this could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Alcentra or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Shares of our common stock have traded at a discount from net asset value and may do so in the future.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below its net asset value per share since our IPO on May 8, 2014. Our shares could continue trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below its net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive dividends or our dividends may decline or may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future dividends may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in Alcentra than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with our Adviser;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;
•	the ability of our Adviser to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a BDC; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

USE OF PROCEEDS

We plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take 3 to 6 months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

Pending such use, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “ABDC”. The following table sets forth, for each fiscal quarter since our initial public offering on May 8, 2014, the range of high and low intraday sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value (NAV) and the distributions declared by us for each fiscal quarter.

Fiscal Year Ended	NAV Per Share(2)		Sales Price		Premium or Discount of High Sales Price to NAV(3)	Premium or Discount of Low Sales Price to NAV(3)	Declared Distributions Per Share(4)
			High	Low
December 31, 2015
Fourth Quarter (through December 18, 2015)		*	12.88	11.00	*	*		*
Third Quarter	14.92		13.48	10.01	-32.9	-9.7	0.34
Second Quarter	$15.03		14.25	12.42	-5.2%	-17.4%	0.34
First Quarter	$14.90		14.44	12.36	-3.0%	-17.0%	0.34
December 31, 2014
Fourth Quarter	$14.87		13.50	11.20	-9.2%	-24.7%	0.34
Third Quarter	$15.00		15.04	10.60	0.3%	-29.3%	0.34
Second Quarter(1)	$14.76		15.50	14.00	5.0%	-5.1%	0.178

(1)	From the IPO on May 8, 2014.
(2)	NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(3)	Calculated as of the respective high or low intraday sales price divided by the quarter end NAV and subtracting 1.
(4)	Represents the distribution paid for the specified quarter.
*	Not determinable at the time of filing.

On December 18, 2015, the last reported sales price of our common stock was $11.23 per share. As of December 18, 2015 we had approximately 13,516,766 stockholders of record of our common stock.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on May 8, 2014, our shares of common stock have traded at times at a discount to the net assets attributable to those shares. As of December 18, 2015, shares of our common stock traded at a discount of approximately 24.73% of the NAV attributable to those shares as of September 30, 2015. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

In order to qualify as a RIC and to avoid U.S. federal corporate level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we made quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO and then intend to make monthly distributions thereafter.

Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors, from our IPO until November 5, 2015:

Date Declared	Record Date	Payment Date	Amount Per Share
June 24, 2014	June 30, 2014	July 7, 2014	$0.178
August 12, 2014	September 30, 2014	October 6, 2014	$0.340
November 4, 2014	December 30, 2014	January 6, 2015	$0.340
March 10, 2015	March 31, 2015	April 6, 2015	$0.340
May 11, 2015	June 30, 2015	July 6, 2015	$0.340
August 10, 2015	September 30, 2015	October 6, 2015	$0.340
November 5, 2015	December 31, 2015	January 7, 2016	$0.340

Tax characteristics of all dividends paid by us are reported to stockholders on Form 1099 after the end of the calendar year. Our future dividends, if any, will be determined by our board of directors.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

		Year Ended December 31, 2014
	For the nine months ended September 30, 2015	May 8, 2014 to December 31, 2014(2)	January 1, 2014 to May 7, 2014(3) (unaudited)	For the year ended December 31, 2013(3) (unaudited)	For the year ended December 31, 2012(3) (unaudited)
Earnings to Fixed Charges(1)	3.21	9.97	199.23	70.83	173.02

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Commencement of operations of the Company.
(3)	Based on earnings and fixed charges of our predecessor entity, BNY Mellon-Alcentra III, L.P.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and amortization of debt issuance costs. Fixed charges do not include interest and amortization of offering expenses associated an offering of our Securities, which, if included, would substantially decrease our ratio of earnings to fixed charges as set forth in the table above.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.

When reading this prospectus, it is important to note that the historical financial statements and other historical financial information included herein are those of Fund III. Prior to our initial public offering, Fund III did not pay any advisory fees and was not regulated as a BDC under the 1940 Act. Therefore, Fund III has not been subject to certain restrictions imposed by the 1940 Act on BDCs prior to our initial public offering and our acquisition of the Fund III Acquired Assets and the Warehouse Portfolio. If Fund III had been regulated as a BDC under the 1940 Act, Fund III’s performance may have been adversely affected.

Overview

Alcentra Capital Corporation (the “Company”, “Alcentra”, “ACC”, “we”, “us” or “our”) was formed as a Maryland corporation on June 4, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Alcentra is managed by Alcentra NY, LLC (the “Adviser”, or “Alcentra NY”), registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). State Street Bank and Trust Company (“State Street”) provides us with financial reporting, post-trade compliance, and treasury services. In addition, for U.S. federal income tax purposes, Alcentra intends to elect to be treated as a regulated investment company (“RIC”), commencing with its tax year ending December 31, 2014, under Subchapter M of the Internal Revenue.

BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership” or “Fund III”) is a Delaware limited partnership, which commenced operations on May 14, 2010. The Partnership was formed for the purpose of seeking current income and long-term capital appreciation by making investments in senior debt securities, subordinated debt securities, and common and preferred equity securities with equity rights or participations in U.S.-based middle market companies. BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY, LLC (“Alcentra Group”) and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY, LLC is wholly owned by BNY Alcentra Group Holdings, Inc. which is wholly owned by The Bank of New York Mellon Corporation.

On May 14, 2014, Alcentra completed its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

Immediately prior to the Offering, Fund III sold all of its assets other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) to the Company for $64.4 million in cash and $91.5 million in shares of the Company’s common stock. Concurrent with the acquisition of the Fund III Acquired Assets from Fund III, the Company also purchased for $29 million in cash certain additional investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio consisted of approximately $29 million in debt investments originated by the investment professionals of the Manager and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the Offering.

The Company entered into a senior secured term loan agreement (the “Bridge Facility”) with ING Capital LLC as lender that it used to fund the purchase of the Warehouse Portfolio and to fund the cash portion of the consideration paid to Fund III. In May 2014, the Company used $94.2 million of the proceeds from the Offering to repay the Bridge Facility in full.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company invests primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

The Company is required to comply with certain regulatory requirements such as not acquiring any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, operating companies whose securities are not listed on a national securities exchange, and certain public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized and with their principal of business in the United States.

Since Alcentra did not commence investment operations until May 8, 2014, the discussion and analysis of financial condition and results of operations as of June 30, 2014 described in this section pertains to the historical operations of Fund III given that Alcentra acquired substantially all of Fund III’s investment portfolio in connection with the acquisition of the Fund III Acquired Assets. However, ACC did not assume any liabilities of Fund III in connection with the acquisition of the Fund III Acquired Assets or contractual arrangements of Fund III, including with its lender or the Manager, in connection with the acquisition of the Fund III Acquired Assets other than to fund $2.6 million under revolving lines of credit. As a result, you should be mindful of the foregoing facts when reviewing the discussion and analysis set forth in this section as well as in connection with reviewing the financial information contained elsewhere in this Form 10-Q. In addition, the discussion and analysis below does not take into account or otherwise relate to the Warehouse Portfolio acquired by ACC from Alcentra Group.

As used in this section, the terms “we” and “us” refer to Fund III for the periods prior to the Offering and refer to ACC for the periods after the Offering.

Portfolio Composition and Investment Activity

Portfolio Composition

We originate and invest primarily in middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

As of September 30, 2015, we had $288.9 million (at fair value) invested in 29 companies. Our portfolio included approximately 28.4% of first lien debt, 20.9% of second lien debt, 31.0% of mezzanine debt and 19.7% of equity investments. The composition of our investments as of September 30, 2015 was as follows:

	Cost	Fair Value
Senior Secured — First Lien	$80,795,900	$82,032,330
Senior Secured — Second Lien	60,306,010	60,505,573
Unsecured Debt	89,287,252	89,517,081
Equity	54,730,198	56,881,566
Total Investments	$285,119,360	$288,936,550

As of December 31, 2014, we had $258.6 million (at fair value) invested in 28 portfolio companies. Our portfolio included approximately 37.6% of first lien debt, 18.0% of second lien debt, 21.2% of mezzanine debt and 23% of equity investments at fair value. The composition of our investments as of December 31, 2014 was as follows:

	Cost	Fair Value
Senior Secured — First Lien	$98,550,397	$97,395,708
Senior Secured — Second Lien	46,331,202	46,748,798
Unsecured Debt	55,408,294	54,986,207
Equity	53,792,879	59,503,141
Total Investments	$254,082,772	$258,633,854

Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2015 and December 31, 2014, we had $9.7 million and $12.3 million respectively of unfunded commitments under loan and financing agreements.

The following is a summary of industry concentration of our investment portfolio as of September 30, 2015:

Industry	Cost	Fair Value	% of Total Investments
Healthcare Services	32,456,344	33,553,344	11.61%
Waste Services	21,504,044	21,004,046	7.27%
Automotive Business Services	19,922,065	19,922,065	6.89%
Infrastructure Maintenance	17,169,010	19,562,380	6.77%
Technology & Telecom	14,306,542	16,468,000	5.70%
Education	14,277,267	15,570,999	5.39%
Oil & Gas Services	12,961,865	12,961,865	4.49%
Healthcare: Orthopedic Products	11,800,437	12,000,000	4.15%
Media: Advertising, Printing & Publishing	11,750,000	11,750,000	4.07%
Wholesale	10,235,404	11,702,451	4.05%
Restoration Services	12,198,060	11,486,408	3.98%
Technology	8,112,000	11,124,000	3.85%
Disaster Recovery Services	12,908,929	10,949,562	3.79%
Telecommunications	9,848,070	10,514,000	3.64%
Industrial Services	10,153,844	10,251,086	3.55%
Transportation Logistics	10,000,000	10,000,000	3.46%
Security	9,632,518	9,632,518	3.33%
High Tech Industries	6,168,000	7,475,000	2.59%
Media & Entertainment	12,242,739	7,318,545	2.53%
Wholesale/Distribution	7,000,000	7,000,000	2.42%
Environmental/Recycling Services	6,510,910	5,452,910	1.89%
Food & Beverage	5,000,000	4,264,000	1.48%
Aerospace	4,000,000	4,000,000	1.38%
Packaging	3,773,371	3,773,371	1.31%
Call Center Services	1,187,941	1,200,000	0.42%
Total	285,119,360	288,936,550	100.00%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2014:

Industry	Cost	Fair Value	% of Total Investments
Healthcare Services	$22,877,700	$23,502,700	9.09%
Technology & Telecom	14,306,541	17,459,000	6.75%
Infrastructure Maintenance	15,861,076	16,102,785	6.23%
Education	14,277,267	15,717,008	6.08%
Retail Distribution	14,625,000	14,625,000	5.65%
Automotive	14,251,576	14,251,576	5.51%
Oil & Gas Services	12,767,248	13,044,000	5.04%
Disaster Recovery Services	12,290,398	12,596,562	4.87%
Restoration Services	12,116,713	12,119,289	4.69%
Healthcare: Orthopaedic Products	11,760,000	12,000,000	4.64%
Waste Management	11,355,479	11,355,479	4.39%
Wholesale	9,960,374	10,849,399	4.19%
Industrial Services	9,899,901	10,006,651	3.87%
Media & Entertainment	11,886,858	9,605,545	3.71%
Technology	8,112,000	9,412,000	3.64%
Waste Services	9,000,000	9,000,000	3.48%
Healthcare & Pharmaceuticals	8,000,000	8,160,000	3.16%
Media: Broadcasting & Subscription	7,397,404	7,575,000	2.93%
Consumer Services	7,167,144	7,167,144	2.77%
Wholesale/Distribution	7,000,000	7,000,000	2.71%
Environmental/Energy Services	6,268,232	4,576,000	1.77%
Food & Beverage	5,000,000	4,591,000	1.78%
Packaging	3,716,716	3,716,716	1.44%
Business Services	3,000,000	3,000,000	1.16%
Call Center Services	1,185,145	1,201,000	0.46%
Total	$254,082,772	$258,633,854	100.00%

At September 30, 2015 our average portfolio company investment at amortized cost and fair value was approximately $9.9 million and $10.0 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $17.1 million and $19.6 million, respectively. At December 31, 2014, our average portfolio company investment at amortized cost and fair value was approximately $8.8 million and $8.9 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $16.5 million and $16.8 million, respectively.

At September 30, 2015, 44.2% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 55.8% bore interest at fixed rates. At December 31, 2014, 31.8% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 68.2% bore interest at fixed rates.

The weighted average yield on all of our debt investments as of September 30, 2015 and December 31, 2014 was approximately 12.2% and 11.7%, respectively. The weighted average yield was computed using the effective interest rates for all of our debt investments, including accretion of original issue discount.

$93.4 million of the portfolio (34.2%) had a first dollar of attachment of 0.0x-1.0x EBITDA; $121.7 million of the portfolio (44.6%) had a first dollar of attachment of 1.0x-3.0x EBITDA; $42.1 million of the portfolio (15.4%) had a first dollar of attachment of 3.0x-4.0x EBITDA; and

$1.0 million of the portfolio (0.4%) has a first dollar of attachment of 4.0x-4.5x EBITDA; and $14.7 million of the portfolio (5.4%) had a first dollar of attachment of 4.5x EBITDA.

Loans and Debt Securities on Non-Accrual Status

We will generally not accrue interest on loans and debt securities if principal or interest cash payments are past due 30 days or more and/or we have reason to doubt our ability to collect such interest. As of September 30, 2015 and December 31, 2014, we had no loans on non-accrual status.

Asset Quality

We currently do not use a rating system to monitor portfolio performance. As the portfolio grows in size, we would expect to implement a portfolio rating system.

RESULTS OF OPERATIONS

Comparison of the three month period ended September 30, 2015 and September 30, 2014

Investment Activity

During the three months ended September 30, 2015, we made $21.2 million of new investments and $15.8 million of repayments were received.

During the three months ended September 30, 2014, we invested $35.0 million, $30.3 million in new portfolio companies and $4.7 million in add-on investments, and received $25.4 in repayments.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Investment Income

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is payable both quarterly and monthly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the total dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

For the three months ended September 30, 2015, total investment income totaled $8.5 million and was primarily composed of interest and PIK income, and $0.48 million of other income, of which prepayment fee income was $0.387 million. Total investment income for the three months ended September 30, 2014 totaled $5.8 million and was primarily composed of interest income, including $0.8 million of PIK income, $0.4 million of dividend income and $1.1 million of other income.

Net Increase in Net Assets Resulting from Operations

For the three months ended September 30, 2015, the net increase in net assets totaled $3.254 million.

For the three months ended September 30, 2014, net increase in net assets resulting from operations totaled $7.9 million.

Comparison of nine months ended September 30, 2015 and January 1, 2014 through May 7, 2014 and May 8, 2014 through September 30, 2014

Investment Income

For the nine month period ended September 30, 2015, net investment income was $14.76 million.

For the period Januay 1, 2014 through May 7, 2014, net investment income was $6.9 million.

For the period May 8, 2014 through September 30, 2014, net investment income was $7.05 million.

Expenses

For the nine month period ended September 30, 2015, operating expenses totaled $11.4 million (before a waiver for Capital Gains-based incentive fee of $1.0 and including a management fee of $3.6 million). Interest and financing expenses for the nine months ended September 30, 2015 were $3.5 million.

For the period January 1, 2014 through May 7, 2014, operating expenses totaled $0.8 million (inclusive of a management fee of $0.7 million). Interest and financing expenses for this period was $0.050 million.

For the period May 8, 2014 through September 30, 2014, operating expenses totaled $3.8 million (before a waiver for management and incentive fees of $1.4 million and inclusive of management and incentive fees of $2.2 million). Interest and financing expenses for this period was $0.8 million.

Net Increase in Net Assets Resulting from Operations

For the nine months ended September 30, 2015, the total net increase in assets resulting from operations totaled $14.65 million.

For the period January 1, 2014 through May 7, 2014, the total net increase in assets resulting from operations totaled $9.9 million.

For the period May 8, 2014 through September 30, 2014, the total net increase in assets resulting from operations totaled $11.7 million.

Provision for Taxes on Unrealized Appreciation on Investments

We have direct wholly owned subsidiaries that have elected to be taxable entities (the “Taxable Subsidiaries”). The Taxable Subsidiaries permit us to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in our consolidated financial statements. For the three and nine months ended September 30, 2015, we recognized a provision for income tax on unrealized gains on investments of $1.1 million and $0.5 million, respectively for the taxable subsidiaries.

Comparison of the years ended December 31, 2014, 2013 and 2012

Investment Activity

During the period January 1, 2014 to May 7, 2014, the Partnership invested $48.7 million in new investments and $15.7 million of repayments were received.

From May 8, 2014 to December 31, 2014, Alcentra invested $110.1 million in 16 new portfolio companies. We also received $44.3 million in proceeds from repayments, sales and amortizations.

For the year ended December 31, 2013, the Partnership invested $41.2 million in new investments and $18.6 of repayments were received.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Loans and Debt Securities on Non-Accrual Status

We will generally not accrue interest on loans and debt securities if principal or interest cash payments are past due 30 days or more and/or we have reason to doubt our ability to collect such interest. As of December 31, 2014 and December 31, 2013, we had no loans on non-accrual status.

Results of Operations

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Investment Income

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the total dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

The following shows the breakdown of investment income for the years ended December 31, 2014, 2013 and 2012.

	For the period from Inception (May 8, 2014) through December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Interest Income	$10.8	$9.1	$9.4
PIK Interest	3.6	1.7	2.0
Other Income/Fees	1.7	0.2	1.3
Total	$16.1	$11.1	$12.6

The increases in interest income from the respective periods were due to the growth in the overall investment portfolio.

Expenses

The following shows the breakdown of operating expenses for the yeard ended December 31, 2014, 2013 and 2012:

	For the period from Inception (May 8, 2014) through December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Operating Expenses:
Management Fees	$2.5	$2.8	$4.4
Incentive Fees	1.0	—	—
Professional Fees	0.8	0.4	0.5
Valuation services	0.4	—	—
Interest and credit facility expense	1.0	0.1	0.1
Amortization of deferred financing costs	0.3	—	—
Directors Fees	0.2	—	—
Insurance Expense	0.2	—	—
Other Expenses	0.2	0.2	0.1
Total Operating Expenses	$6.6	$3.5	$5.1
Waiver of Incentive & Management Fees	(2.0)	—	—
Total Expenses, net of fee waivers	$4.6	$3.5	$5.1

The increase of $1.1 million in operating expenses is due primarily to the interest expense on the Credit Facility and increased operating expenses due to growth in our investment portfolio. These operating expenses consist of base management fees, incentive fees, administrative services expenses, professional fees, and other general and administrative expenses.

In connection with the Offering, Alcentra entered into a senior secured revolving credit agreement (“Credit Facility”) with ING Capital LLC, as administrative agent and lender. The Credit Facility had an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. On December 22, 2014, Alcentra entered into an Incremental Commitment Agreement with ING Capital LLC and certain lenders thereto which provides for increased commitments under the Credit Facility of $35 million. The Credit Facility has a maturity date of May 8, 2018 and bears interest, at Alcentra’s election, at a rate per annum equal to (i) the one, three or six month LIBOR, as applicable, plus 3.25% or (ii) 2.25% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Credit Facility is secured by a first priority security interest in all of Alcentra’s portfolio investments, the equity interests in certain of its direct and indirect subsidiaries and substantially all of its other assets. Alcentra is also subject to customary covenants and events of default typical of a facility of this type. As of December 31, 2014 total commitments under the Credit Facility were $115 million.

Interest expense for the period January 1, 2014 through May 7, 2014 was $0.050 million and for the period May 8, 2014 through December 31, 2014, interest expense was $1.0 million.

The Partnership had entered into a credit agreement under which it could borrow an aggregate principal amount of $15 million for the financing of portfolio investments. Borrowings under the credit agreement were $10 million and $15.0 million as of May 7, 2014 and December 31, 2013, respectively.

Interest was charged at the Alternative Rate, defined as the higher of (a) the Federal Fund Rate and (b) the Overnight LIBOR Rate, plus 130 basis points. The interest rate ranged from 1.39% to 1.40%. Fund III recorded interest and fee expense of $0.138 million for the period ended December 31, 2013. The average borrowings under the credit agreement for the period ended May 7, 2014 was $9,512,147. The credit agreement, which was not assumed by Alcentra in connection with the acquisition of Fund III Acquired Assets, terminated on April 24, 2014.

Net Investment Income

For the period January 1, 2014 to May 7, 2014, net investment income was $6.9 million.

For the period May 8, 2014 through December 31, 2014, net investment income was $11.6 million. This was an increase of $4.1 million from December 31, 2013 and $4.0 million from December 31, 2012, due primarily to the increase in the investment portfolio.

Net Realized Gains and Losses

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

For the partial period ended December 31, 2014, there was a realized gain of $0.279 million, for the year ended December 31, 2013, there was a realized gain of $3.5 million and for December 31, 2012 there was a $3.2 million realized gain.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the net change in the portfolio investment fair values relative to its cost basis during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments for the period January 1, 2014 to May 7, 2014 totaled $3.0 million.

Net change in unrealized appreciation (depreciation) on investments for the period May 8, 2014 to December 31, 2014 totaled $4.5 million.

Net change in unrealized appreciation (depreciation) on investments for the period ended December 31, 2013 was $(1.4) million.

Net change in unrealized appreciation (depreciation) on investments for the period ended December 31, 2012 was $4.6 million.

Provision for Taxes on Unrealized Appreciation on Investments

We have direct wholly owned subsidiaries that have elected to be taxable entities (the “Taxable Subsidiaries”). The Taxable Subsidiaries permit us to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in our consolidated financial statements. For the year ended December 31, 2014, we recognized a provision for income tax on unrealized gain on investments of $1.6 million for the Taxable Subsidiaries. For the year ended December 31, 2013 and December 31, 2012, we recognized no income tax or benefit related to the taxable subsidiaries. As of December 31, 2014, $1.6 million were included in the deferred tax liability on the Consolidated Statement of Assets and Liabilities.

Qualified Dividend Income

For the fiscal year ended December 31, 2014, the Company designates approximately $1,492,744, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Net Increase in Net Assets Resulting from Operations

For the period January 1, 2014 to May 7, 2014, net increase in net assets resulting from operations totaled $9.9 million.

For the period May 8, 2014 through December 31, 2014, net increase in assets resulting from operations totaled $14.7 million.

For the period ended December 31, 2013, net increase in net assets resulting from operations totaled $9.6 million.

For the period ended December 31, 2012, net increase in net assets resulting from operations totaled $15.4 million.

The net increase is due to interest income and an increase in net unrealized appreciation generated from our investment portfolio offset by our operating expenses.

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

For the nine months ended September 30, 2015, we experienced an increase in cash and cash equivalents in the amount of $1.4 million. During that period, our operating activities used $12.9 million in cash, primarily in connection with the purchase/repayments of investments and the increase in liabilities due to an increase in management and incentive fees. In addition, financing activities provided cash of $14.4 million primarily from the issuance of the Internotes. As of September 30, 2015 we had $11.5 million of cash on hand.

For the period from January 1, 2014 through May 7, 2014, we had an increase in cash and cash equivalents in the amount of $9.9 million. During that period, our operating activities used $29.9 million in cash, primarily in connection with the purchase of new investments. In addition, our financing activities provided cash of $39.9 million, primarily from capital contributions received from limited partners. As of May 7, 2014, we had $10.7 million of cash on hand.

For the period May 8, 2014 through September 30, 2014, we had an increase in cash and cash equivalents in the amount of $19.2 million. During that period, our operating activities used $111.6 million in cash, primarily through the purchase of the portfolio in connection with our IPO. In addition, our financing activities provided cash of $130.8 million primarily from the issuance of capital stock from the IPO.

Our liquidity and capital resources are derived from the capital contributions and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as distributions to our stock holders. We expect to use these capital resources as well as proceeds from turnover within our portfolio, borrowings under the Credit Facility and from public and private offerings of securities to finance our investment activities.

Financing Transactions

In connection with the Offering, Alcentra entered into a senior secured revolving credit agreement (“Credit Facility”) with ING Capital LLC, as administrative agent and lender. The Credit Facility had an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable. The Credit Facility is secured by a first priority security interest in all of Alcentra’s portfolio investments, the equity interests in certain of its direct and indirect subsidiaries and substantially all of its other assets. Alcentra is also subject to customary covenants and events of default typical of a facility of this type. As of September 30, 2015 total commitments under the Credit Facility were $135 million. Borrowings under the facility were $52.6 million as of September 30, 2015.

Regulated Investment Company Status and Distributions

We have elected to elect to be treated as a RIC under Subchapter M of the Code for the fiscal year ending December 31, 2015. If we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). If we qualify as a RIC, we will also be subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income).

Investment Advisory Agreement

Under the Advisory Agreement, Alcentra pays Alcentra NY, LLC (the “Adviser”) a base management fee calculated at an annual rate as follows: 1.75% of its gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if its gross assets are below $625 million; 1.625% of its total gross assets if our gross assets are between $625 million and $750 million; and 1.5% of its gross assets if its assets are greater than $750 million. These various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to ACC’s entire gross assets in the event its gross assets exceed the various gross asset thresholds.

In addition, Alcentra pays the Adviser an incentive fee under the Advisory Agreement which consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of ACC’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter (8% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Advisory Agreement, as of the termination date) and equals 20% of ACC’s aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. See Note 6.

The Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by ACC, for the remainder of the quarter in which the Offering is completed and the subsequent four quarters to the extent required in order for ACC to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Critical Accounting Policies

The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ.

Valuation of portfolio investments

We generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by ACC’s board of directors. Such determination of fair values may involve subjective judgments and estimates, although we engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once annually. With respect to unquoted securities, we value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies and other factors.

Because there is not a readily available market for substantially all of the investments in our portfolio, we value most of our portfolio investments at fair value as determined in good faith by ACC’s board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, ACC’s board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;
•	Preliminary valuation conclusions are then documented and discussed with our senior management and the Adviser committee;
•	The audit committee of ACC’s board of directors then reviews these preliminary valuations;
•	At least once quarterly, independent valuation firms engaged by ACC’s board of directors will prepare valuations on a selected basis and submit reports to the board of directors; and
•	The board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of Adviser, the independent valuation firm and the audit committee.

Revenue recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if principal or interest cash payments are past due 30 days or more and/or we have reason to doubt our ability to collect such interest.

Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination is recorded as interest income. We record prepayment premiums on loans and debt securities as interest income.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. Our off-balance sheet arrangements consisted of $9.8 million and $12.3 million of unfunded commitments to provide debt financing to one of our portfolio companies as of September 30, 2015 and December 31, 2014, respectively.

Recent Developments

On October 15, 2015, Alcentra funded a $5,500,000 investment in Xpress Global Systems, LLC (13.5% 2nd Lien).

On October 15, 2015, Stancor repaid a portion of its debt in the amount of $1,028,364.

On October 16, 2015, Alcentra funded a $7,875,000 investment in NTI Holdings, LLC (9% Unitranche) and $350,000 in equity.

On October 20, 2015, Alcentra amended the terms of its investment in My Alarm Company from a 16.25% subordinated debt investment to a 12% 2nd lien debt investment and extended the maturity of the investment to July 2019.

On October 20, 2015, Cologix, Inc. announced the purchase of Net Access, LLC in a transaction expected to close before year end. Net Access LLC is an existing portfolio company and Alcentra has an equity investment in Net Access LLC.

On October 30, 2015, Alcentra funded an additional $2,000,000 investment to Alpine Waste, an existing portfolio company.

On October 30, 2015, Quality Systems, Inc. announced an agreement to acquire Health Fusion Holdings, Inc. for $165 million plus potential additional contingent consideration of up to $25 million. HealthFusion is an existing portfolio company and Alcentra’s investment consists of $5,923,000 of 1st lien debt and 1.79% of warrants to acquire common stock. Expected closing date is before December 31, 2015.

On November 5, 2015, the Board of Directors approved the 2015 fourth quarter dividend of $0.34 per share, with a record date of December 31, 2015 and payment date of January 7, 2016

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of September 30, 2015 and December 31, 2014, 44.2% and 32% , or 10 and 9 of the loans in our portfolio bore interest at floating rates, respectively. In the future, we expect other loans in our portfolio will have floating rates. As of September 30, 2015 and September 30, 2014, we did not engage in hedging activities.

Changes in interest rates will affect our cost of funding. Our interest expense will be affected by changes in certain published indices such as the LIBOR rate in connection with the Credit Facility.

BUSINESS

Alcentra Capital Corporation

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. In addition, we have elected for U.S. federal income tax purposes to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $15 million, and/or revenues of between $10 million and $100 million, although we may selectively make investments in larger or smaller companies. Our investments typically range in size from $5 million to $15 million.

Our Adviser has a history of investing in companies that seek capital to use for growth initiatives, change in ownership in leveraged buyouts or a generational change of ownership, or what we refer to as Growth Companies. We define a Growth Company as a company that has experienced growth of at least two to three times the rate of gross domestic product, or GDP or have a catalyst to achieve that type of growth. It has been the experience of our Adviser’s investment team that Growth Companies typically incur less leverage than larger companies in order to maintain the financial flexibility to continue to invest in the growth of their businesses. In the experience of our Adviser’s investment team, our targeted industry sectors tend to have a greater proportion of Growth Companies and therefore offer greater investment opportunities to pursue. Our targeted industry sectors are: healthcare and pharmaceutical services; defense, aerospace, homeland security and government services; business and outsourced services; and energy services. We may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors.

Our investment activities are managed by our Adviser pursuant to the terms of an investment advisory and management agreement, which we refer to as the Investment Advisory Agreement. We expect to source investments primarily through the extensive network of relationships that the principals of our Adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

On May 14, 2014, we completed our initial public offering or IPO, at a price of $15.00 per share. Through our IPO we sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, we sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 15, 2015, we completed a $40 million offering of unsecured notes (the “InterNotes®”) which commenced on January 29, 2015. The InterNotes® bear interest at a rate of 6.5% and 6.375% payable semi-annually and have maturities ranging from five to seven years. The net proceeds of $39.2 million were used to reduce the outstanding borrowings on the Credit Facility.

Formation Transactions

On May 8, 2014, we purchased a portfolio of approximately $155.9 million in debt and equity investments which consisted of all of the investment assets of BNY Mellon-Alcentra Mezzanine III, L.P., which we refer to as Fund III, except for its equity investment and warrants in GTT Communications. We refer collectively to the portfolio investments that we acquired from Fund III as the Fund III Acquired Assets. We purchased the Fund III Acquired Assets from Fund III for $64.3 million in cash and $91.5 million in shares of our common stock. Concurrent with our acquisition of the Fund III Acquired Assets, we also purchased approximately $29 million of debt and equity investments held by BNY Alcentra Group Holdings, Inc., which we refer to as the Alcentra Group, for $29 million in cash.

Portfolio Composition

We originate and invest primarily in middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

As of September 30, 2015, we had $288.9 million (at fair value) invested in 29 portfolio companies. Our portfolio included approximately 28.4% of first lien debt, 20.9% of second lien debt, 31.0% of mezzanine debt and 19.7% of equity investments at fair value. Going forward we intend to reduce our equity allocation to approximately 10 – 15% of our portfolio investments. At September 30, 2015, our average portfolio company investment at amortized cost and fair value was approximately $9.9 million and $10.0 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $17.1 million and $19.7 million, respectively. At September 30, 2015, 44.2% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 55.8% bore interest at fixed rates. We intend to continue to re-balance our portfolio going forward with more investments that are floating rate loans.

The weighted average yield on all of our debt investments as of September 30, 2015 was approximately 12.2%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our subsidiary fees and expenses. The weighted average yield was computed using the effective interest rates for all of our debt investments, which represents the interest rate on our debt investment restated as an interest rate payable annually in arrears and is computed including cash and payment in kind, or PIK interest, as well as accretion of original issue discount. As a result, the weighted average yield figure set forth above does not represent the cash interest payments we received on our debt investments during the period noted above. In this regard, the weighted average cash yield on all of our debt investments as of September 30, 2015 was approximately 10.6%. These yields do not include the dividends, including PIK dividends, received on our preferred equity investments. PIK dividends on preferred equity functions in much the same way as PIK interest on debt investments in that it is paid in the form of additional preferred securities and not cash. There can be no assurance that the weighted average yield and the weighted average cash yield will remain at their current levels.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a below-investment grade rating from a nationally recognized statistical rating organization, which is often referred to as “high-yield” and “junk.” Exposure to below-investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the loans, which may result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. As of September 30, 2015, approximately 19.2% of the income we received from our portfolio companies was in the form of non-cash income, such as contractual pay-in-kind, or PIK, interest. Since PIK interest involves us recognizing income without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement applicable to RICs. Our failure to meet the annual distribution requirements could reduce the amounts available for distributions. In addition, the PIK feature of our subordinated debt and preferred equity investments increases our credit risk exposure over the life of the investments given that it increases the amounts that our portfolio companies will ultimately be required to pay us. Furthermore, we have not previously been required to manage our portfolio in accordance with the RIC asset diversification requirements. See “Risk Factors — If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC” and “— PIK interest payments we receive increase our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser”.

Organizational Structure

The following chart shows the ownership structure and various entities affiliated with us and our Adviser.

(1)	For tax purposes, certain of our equity investments purchased are held by a wholly-owned subsidiary of ours.

Our Adviser

Our investment activities are managed by Alcentra NY, our investment adviser. Alcentra NY is the U.S. subsidiary of Alcentra Group, an asset management platform focused on below-investment grade credit, often referred to as “high-yield” and “junk.” Alcentra Group has offices in London, Dusseldorf, Singapore, New York and Boston and manages more than 75 investment vehicles and accounts totaling more than $25.8 billion in assets. The Alcentra Mezzanine professionals of our Adviser have worked together for more than 8 years and as of September 30, 2015 have invested more than $500 million in lower middle-market companies. Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of Alcentra Group.

Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Our Adviser’s investment team is led by Paul J. Echausse, our President and Chief Executive Officer, and David Scopelliti, our Senior Vice President. Mr. Echausse was a founding member of Alcentra Mezzanine in 1998 through the investment of subordinated debt investments on the Bank of New York platform. Our Investment Committee is comprised of Paul J. Echausse, our President and Chief Executive Officer, Paul Hatfield, Chairman of our board of directors, Kevin Bannon, David Scopelliti, our Senior Vice President and Ellida McMillan, our Chief Accounting Officer. Members of our Investment Committee together with other investment professional of our Adviser, collectively have more than 60 years of such experience investing and lending across changing cycles. As of September 30, 2015, the investment professional of our Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies.

Our Adviser combines significant credit analysis, structuring capability and transaction experience within the larger credit investment platform of the Alcentra Group. See Business —  Alcentra Group and BNY Mellon.”

We have entered into an the Investment Advisory Agreement with our Adviser pursuant to which we pay a base management fee and incentive fees to our Adviser for its services under the agreement. See “Management Agreements — Investment Advisory Agreement — Management Fees.” Our Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the IPO was completed and the subsequent four quarters to the extent required in order for us to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Our Administrator

We have entered into a fund administration and accounting agreement, or the Administration Agreement, with State Street Bank and Trust Company, pursuant to which State Street provides us with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. See “Management Agreements — Administration Agreement.”

Alcentra Mezzanine

Alcentra Mezzanine, a division of Alcentra NY, has sponsored three private investment funds that focus on subordinated debt and equity investments in middle market companies, each of which is managed by Alcentra NY. Fund III, the last of the private investment funds, was formed in 2010 and is owned by institutional, family office and private wealth investors.

Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of the Alcentra Group.

Alcentra Group and BNY Mellon

The Alcentra Group was formed in 2002 through the merger of two asset management divisions from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. In January 2006, Alcentra Group was purchased by BNY Mellon. As a wholly-owned subsidiary of Bank of New York Mellon Corporation, which we refer to as BNY Mellon, the Alcentra Group manages approximately $25.8 billion in below-investment grade debt assets across more than 75 investment vehicles and funds. The Alcentra Group collectively employed 131 investment professionals as of September 30, 2015. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management boutiques.

BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $42.7 billion and is also one of the largest securities servicing organizations with $28.5 trillion of assets under custody and administration and boasts a global platform across 35 countries as of September 30, 2015. BNY Mellon is a substantial player in asset management with approximately $1.6 trillion of assets under management as of September 30, 2015.

BNY Mellon also maintains a substantial “Wealth Management” business that provides investment advisory services to high net worth individuals, families and family offices. As of September 30, 2015, BNY Mellon’s Wealth Management business has 41 offices, many of which are in major metropolitan cities throughout the country, and manages more than $200 billion on behalf of their clients. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Credit Facility

In connection with the IPO, we entered into a senior secured revolving credit agreement (Credit Facility) with ING Capital LLC, as administrative agent and lender. The Credit Facility had an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable. At such time as we and certain of our subsidiaries reach a combined net worth of $230 million, the interest rate per annum will be reduced to (i) 2.00% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.00% plus the one, three or six month LIBOR rate, as applicable. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of its direct and indirect subsidiaries and substantially all of its other assets. We are also subject to customary covenants and events of default typical of a facility of this type. As of September 30, 2015, total commitments under the Credit Facility were $52.6 million.

Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of senior debt, unitranche, second lien, subordinated debt and, to a lesser extent, senior debt and minority equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below-investment grade, which is often referred to as “high-yield” and “junk.” While our primary investment focus is to make loans to, and selected equity investments in, privately-held lower-middle-market companies, we may also make selective investments in larger or smaller companies.

Our business strategy to achieve our investment objective consists of (1) identifying market opportunity; (2) distinguishing our competitive advantages; (3) evaluating investment opportunities and (4) sourcing, structuring and supervising investments.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to our stockholders.

The Lower Middle-market Represents a Large, Underserved Market.  We believe that lower middle-market companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options.

Reduced Availability of Capital for Lower Middle-market Companies Presents Opportunity for Attractive Risk-adjusted Returns.  Beginning with the credit crisis that began in 2007, we believe that the subsequent exit of traditional capital providers from lower middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like us to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. We believe that our ability to offer flexible financing solutions positions us to take advantage of this dislocation.

Regulatory Changes have Decreased Competition among Lower Middle-market Lenders.  We believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to lower middle-market companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity for us throughout the investment process.

Large Pools of Uninvested Private Equity Capital should Drive Future Transaction Velocity.  We expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors, although there can be no assurance that we will be successful in this regard. Although our interests may not always be aligned with the private equity sponsors of our portfolio companies given their positions as the equity holders and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

Growth Companies Typically Pursue Mezzanine Debt as an Efficient Cost of Capital.   Mezzanine debt can be an effective source of capital for companies experiencing rapid growth. We typically focus on companies that can achieve a revenue growth rate of at least two to three times the rate of GDP growth. It is not uncommon for Growth Companies to grow faster than their bank can provide debt to support that growth. Growth Companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise mezzanine debt capital. We believe that mezzanine debt capital can be a more cost effective alternative for Growth Companies, and can be more competitive than raising private equity capital.

Competitive Advantages

Experienced Management Team.  Members of our Investment Committee and other investment professionals of our Adviser collectively have more than 60 years of experience investing and lending across changing market cycles. These professionals have diverse backgrounds with prior experience in investment and management positions at investment banks, small business investment companies, which we refer to as SBICs, commercial banks and privately held companies. The investment professionals of our Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this positions our Adviser to effectively identify, assess, structure and monitor our investments.

Strong Transaction Sourcing Network.  Our Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner will generate a steady stream of new investment opportunities and proprietary deal flow.

Access to the BNY Wealth Management Platform.  BNY Mellon maintains a substantial Wealth Management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Flexible Financing Solutions.  We offer a variety of financing structures and have the flexibility to structure our investments to meet the custom needs of our portfolio companies, including among investment types and investment terms. Typically we invest in subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. We believe our ability to offer a variety of financing arrangements makes us an attractive partner to lower middle-market companies and enables our Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.

Rigorous Underwriting Policies and Active Portfolio Management.  Our Adviser has implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies, historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, we structure our debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide us with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, we monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. We analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular board meetings. We believe that our initial and ongoing portfolio review process allows us to identify and maintain superior risk adjusted return opportunities in our target portfolio companies.

Minimize Portfolio Concentration.  While we focus our investments in lower middle-market companies, we seek to diversify our portfolio across various industries, geographic sectors and private equity or other sponsors. We actively monitor our investment portfolio to ensure we are not overly concentrated across industries, geographic sectors or financial sponsors. By monitoring our investment portfolio in this manner we seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region.

Access to the Alcentra Group Platform.  We seek to leverage the depth and breadth of resources of the Alcentra Group platform across all aspects of its operations, benefiting from the Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. As of September 30, 2015, the Alcentra Group employs more than 27 senior analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of our investments.

Investment Guidelines for Evaluating Investment Opportunities

We believe that investing in debt of privately held companies provides several potential benefits, including:

•	current income;
•	priority in capital structure;
•	covenants and portfolio monitoring; and
•	predictable exits.

We use the following guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these guidelines have been, or will be, met in connection with each of our investments.

Current Income.  Senior term loans and mezzanine securities contractually provide either a fixed or variable coupon payable on a monthly or quarterly basis. We will seek to invest in debt securities that generate interest rate coupons of between 8 – 10% on our senior term loan investments, and total coupons of between 12 – 15% on our mezzanine investments, comprised of 10 – 12% paid in cash plus 2 – 3% paid in PIK interest.

Priority in Capital Structure.  In liquidation, debt holders typically are repaid first, with the remaining capital distributed to the equity holders. The structural priority of debt investing is a key component of our investment strategy to preserve capital.

Covenant and Portfolio Monitoring.  We debt investments with financial covenants, which are used to proactively address changes in a company’s financial performance. Typical financial covenant tests include minimum EBITDA, total debt/EBITDA and fixed charge coverage. Covenants are negotiated before an investment is completed and are set based on the projected financial performance of the portfolio company. As the portfolio company reports monthly, quarterly or annual results, covenants are tested for compliance. If a portfolio company breaches a covenant, debt holders have several options available including waiving the covenant default, demanding repayment in full or modifying the terms of the debt in exchange for a fee or enhanced economic features, amongst others.

Predictable Exit.  We execute each investment with a particular exit strategy determined by a variety of factors, including the portfolio company’s financial position, anticipated growth dynamics and the existing mergers & acquisitions environment. Mezzanine investments are typically structured with a bullet maturity, which is typically one year greater than the maturity on the senior debt facility. With either security, the investment will have a finite life, whereby the portfolio company is contractually required to repay the loan. Repayment typically occurs in the event of a refinancing, recapitalization or sale/merger of the company.

Transaction Sourcing and Investment Process

Transaction Sourcing.  We source portfolio of investments from a variety of different investment sources, including private equity sponsors, fundless sponsors, family offices, management teams, financial institutions, investment bankers, accounting firms and law firms. We have and will continue to source deal flow and referrals from the BNY Wealth Management Platform. Alcentra Mezzanine has actively marketed its resources and capabilities in the middle-market for nearly 15 years, developing a network of over 5,000 transaction sources as of September 30, 2015, We believe that the breadth and depth of experience of the principals of our Adviser across different industries and transaction types, coupled with their strong relationships built from managing private funds with similar investment objectives, make the principals particularly qualified to source, analyze and execute investment opportunities.

Investment Process.  Our Adviser maintains a rigorous and disciplined investment process, which initiates with the sourcing of a potential transaction. Upon receiving information on a potential transaction, the information is circulated amongst the principals and the investment professionals of our Adviser and discussed during weekly investment meetings. Upon determination that a potential target has investment merit, our Adviser will schedule a meeting with the management team, investment bank, or private equity sponsor.

Typically, after completing a preliminary analysis of the target’s information, the principals of our Adviser will decide whether to “Phase I” the deal for the Investment Committee. A Phase I consists of a situation overview, a company overview, key investment considerations, investment risks, information on the management team, financial data, a financial model and investment return information. If the Phase I memorandum is approved by our Adviser’s Investment Committee, a term sheet will be issued to the target company. Upon mutual acceptance of the term sheet, our Adviser will proceed with extensive due diligence and prepare a more substantive “Phase II” memorandum that is the basis for receiving a formal approval from our Adviser’s Investment Committee. The Phase II memorandum is a comprehensive document, typically 40 – 50 pages in length, which summarizes the results of our Adviser’s due diligence, investment thesis, investment risks and investment return projections. Investment Committee approval of the Phase II memorandum is required prior to issuing a commitment letter. Further, at least two principals of our Adviser will meet the target company’s management team prior to issuing a commitment letter. Additionally, updates are provided to the Investment Committee as to any material changes in the transaction, investment thesis, or any other relevant deal point, ensuring decisions are made utilizing the most current information.

Deal Analysis.  For each investment opportunity that includes a Phase II memorandum, our Adviser conducts rigorous in-house analytics, including a comprehensive analysis of market and operational dynamics as well as historical and projected financial information. Specific attention is given to management and sponsor experience and track record, industry dynamics, revenue growth drivers and valuations and general macroeconomic conditions. Additionally, background checks on company management teams are completed prior to an investment. Our Adviser, typically in conjunction with the control equity investor, often will engage a consultant to interview a range of key customers, suppliers, competitors and other parties deemed relevant to the ongoing performance of the target company. The consultant will typically prepare a report that generally includes a quality of earnings report, a market study and information technology and environmental assessments. Finally, in reviewing each anticipated investment, investment professionals of our Adviser will conduct visits to the target company’s headquarters and potentially auxiliary sites (e.g. factories, distribution centers, international locations).

Issuance of Formal Commitment.  Once we have determined that a potential transaction is suitable for investment, we work with the management and/or sponsor of the target company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. We expect that approximately 2% to 4% of the investments initially reviewed by us eventually result in the issuance of formal commitments.

We expect our debt investments to typically have a term of five to seven years and bear interest at a fixed or floating rate. We expect the average investment holding period to be between three and five years, depending upon portfolio company objectives and conditions in the capital markets.

Ongoing Relationship with and Monitoring of Portfolio Companies.  Our Adviser employs rigorous portfolio monitoring of portfolio companies following an investment. The monitoring process is driven by frequent interaction and discussion with target company management, attending operating meetings and board of director meetings, interacting with industry experts and third party sources for market information and working with third-party consultants. Our Adviser works with management and other investors to develop and continually refine the company’s strategic plan as well as to monitor and evaluate the effects of macro-level industry factors. Additionally, our Adviser receives and analyzes monthly financial data and operating metrics and maintains an active database of historical company information. Finally, our Adviser performs regular detailed portfolio valuation analyses and monitors current and future liquidity needs and covenant compliance.

Managerial Assistance.  As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Adviser or an affiliate of our Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our Adviser or an affiliate of our Adviser for its allocated costs in providing such assistance, subject to the review by our board of directors, including our independent directors.

SBIC License

We intend to apply for a license to form a small business investment company subsidiary, or SBIC subsidiary; however, the application is subject to approval by the SBA and we can make no assurances that the SBA will approve our application. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us, and we believe therefore would represent an attractive source of debt capital. See “Risk Factors — Risks Relating to our Business and Structure — If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.”

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of our Adviser to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the investment professionals of our Adviser enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any direct employees, and our day-to-day investment operations are managed by our Adviser and each of our executive officers is an employee of the Adviser. To the extent necessary, our board of directors may hire additional personnel going forward. Our officers are employees of our Adviser and our allocable portion of the cost of our Chief Accounting Officer and Chief Compliance Officer and their respective staffs will be paid by us pursuant to the Investment Advisory Agreement.

Corporate Information

Our principal executive offices are located at 200 Park Avenue, 7th Floor, New York, New York 10166, and our telephone number is (212) 922-8240.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 200 Park Avenue, 7th Floor, New York, New York 10166. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

The Company is not currently subject to any material legal proceedings, other than as set forth below, nor, to its knowledge, is any material legal proceeding threatened against it. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

On October 13, 2015, Cahaba Disaster Recovery, LLC (“Cahaba”) filed a lawsuit in state court in Jefferson County, Alabama, against DRC Emergency Services, LLC (“DRC”) and Alcentra Capital Corporation (“ACC”), relating to disaster recovery services allegedly provided in the wake of the tornado that struck Joplin, MO in 2011. The complaint alleges that DRC was retained as a first-tier subcontractor on two disaster recovery engagements, and that DRC in turn brought in Cahaba as a second-tier subcontractor for those jobs. The complaint alleges that Cahaba has received only partial payment from DRC and is owed a total of $2,471,680. The complaint alleges that ACC is also liable to Cahaba for those amounts because it was the “alter ego” of DRC, due to what the complaint alleges to be ACC’s “indicia of control” of DRC by Alcentra. Cahaba has agreed to dismiss the case without prejudice (by agreement of parties), subject to its being reinstituted at a later date.

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness. Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates.

We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2015 for each of our portfolio companies. The general terms of our debt and equity investments are described in “Business —  Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than as indicated in the table below, we do not “control” and are not an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Description	Industry	Type of Investment		Percentage of Class Owned	Maturity	Cost(1)	Fair Value
A2Z Wireless Holdings, Inc.(2)(3) 775 Prairie Center Drive, Suite 420 Eden Prairie, MN 55344	Telecommunications	Senior Secured First Lien (LIBOR + 11.75%)		—	3/31/2018	$9,848,070	$10,514,000
ACT Lighting, Inc.(8) 5308 Derry Ave. Unit R Agoura Hills, CA 06468	Wholesale	Senior Subordinated Note (12% Cash, 2% PIK)		—	7/24/2019	8,322,761	8,463,475
		Junior Subordinated PIK Note (8% PIK)		—	7/24/2020	1,769,643	1,924,976
		Warrants	(6)	—	7/24/2019	143,000	1,314,000
Alpine Waste(2)(3) 7475 East 84th Avenue Commerce City, CO 80022	Waste Services	Senior Secured Second Lien (LIBOR + 9.0% Cash, 0.5% PIK with 1.0% Floor)		—	12/30/2020	9,034,419	9,034,419
Aphena Pharma Solutions(4) 1920 Fisk Rd Cookeville, TN 38506	Packaging	Senior Secured First Lien (8.50% Cash, 2.0% PIK)		—	3/3/2019	3,773,371	3,773,371
Battery Solutions, Inc.(8) 5900 Brighton Pines Ct. Howell, MI 48843	Environmental/ Recycling Services	Senior Subordinated Note (6% Cash, 8% PIK)		—	12/20/2018	2,003,931	2,003,931
		Class A Units	(6)	18.20%	—	1,058,000	—
		Class E Units (8% PIK)		—	12/20/2018	3,448,979	3,448,979
Bioventus(3) 4721 Emporer Blvd, Suite 100 Durham, NC 27703	Healthcare: Orthopedic Products	Senior Secured Second Lien (LIBOR + 10.0% Cash with 1.0% Floor)		—	4/10/2020	11,800,437	12,000,000
Black Diamond Rentals Black Diamond Oilfield Lexington Avenue, 71st Floor New York, NY 10174	Oil & Gas Services	Senior Secured First Lien (12% Cash, 2.0% PIK)		—	7/8/2018	12,961,865	12,961,865
City Carting Holding Company, Inc.(5) 8 Viaduct Road Stamford, CT 06907	Waste Services	Series A Preferred Shares (22% PIK)		—	1/31/2016	8,316,783	8,316,783
		Series B Preferred Shares (18% PIK)		—	1/31/2016	4,152,842	3,652,844
Conisus LLC(3) 1300 Parkwood Circle SE Suite 450A Atlanta, GA 30339	Media: Advertising, Printing & Publishing	Senior Secured Second Lien (LIBOR + 10.25% Cash with 1.0% Floor)		—	6/23/2021	11,750,000	11,750,000
DBI Holding, LLC(8) 100 North Conahan Drive Hazleton, PA 18201	Infrastructure Maintenance	Senior Subordinated Note (12% Cash, 4% PIK)		—	9/6/2019	8,941,380	8,941,380
		Junior Subordinated PIK Note (16% PIK)		—	9/6/2019	7,708,218	7,642,000
		Warrants	(6)	6.40%	3/6/2024	519,412	2,979,000
Dentistry For Children, Inc.(2) 1350 Spring Street, NW, Suite 750 Atlanta, GA 30309	Healthcare Services	Senior Subordinated Note (11% Cash, 2.25 PIK)		—	9/1/2017	14,753,344	14,753,344
		Class A-1 Units	(6)	4.50%	—	2,203,000	3,300,000
DRC Emergency Services(7) 740 Museum Drive Mobile, AL 36608	Disaster Recovery Services	Senior Secured First Lien (10% Cash)		—	1/11/2020	5,000,000	5,000,000
		Working Capital Faciltiy (8% Cash)		—	6/30/2016	666,560	666,560
		Preferred Shares (10% PIK)		66.70%	—	7,242,369	5,283,002
FST Technical Services, LLC(7) 1698 S. 140th Pl. Gilbert, AZ 85295	Technology & Telecom	Senior Secured First Lien (12% Cash, 2% PIK)		—	11/18/2018	12,500,000	12,657,000
		Common Shares (9% PIK)		21.40%	—	1,806,542	3,811,000
Graco Supply Company 1001 Miller Avenue Fort Worth, Texas 76105	Aerospace	Senior Secured Second Lien (12% Cash)		—	3/17/2021	4,000,000	4,000,000

Description	Industry	Type of Investment		Percentage of Class Owned	Maturity	Cost(1)	Fair Value
GST Autoleather 20 Oak Hollow Drive Suite 300 Southfield, MI 48033	Automotive	Senior Subordinated Note (11% Cash, 2.0% PIK)		—	1/11/2021	8,200,911	8,200,911
HealthFusion, Inc. 100 North Rios Avenue Solana Beach, CA 92075	High Tech Industries	Senior Secured First Lien (13% Cash)		—	10/7/2018	5,750,000	5,923,000
		Warrants	(6)	1.79%	—	418,000	1,552,000
IGT Holdings, Inc.(2)(3) c/o TRS Services, LLC 2105 Skinner Houston, TX 77093	Industrial Services	Senior Secured First Lien (LIBOR + 8.50% Cash with 1.0% Floor)		—	12/10/2019	9,060,883	9,158,125
		Preferred Shares	(6)	—	—	1,048,961	1,048,961
		Common Shares	(6)	3.30%	—	44,000	44,000
Media Storm, LLC 99 Washington Street S. Norwalk, CT 06854	Media & Entertainment	Senior Subordinated Note (10% Cash)		—	8/28/2019	2,454,546	2,454,546
		Preferred Shares	(6)	1.60%	—	2,346,964	1,038,999
My Alarm Center, LLC 3803 West Chester Pike, Suite 100 Newton Square, PA 19073	Security	Senior Subordinated Note (13% Cash, 3.25% PIK)		—	7/9/2018	9,632,518	9,632,518
Nation Safe Drivers(3) 800 Yamato Road Boca Raton, FL 33431	Automotive Business Services	Senior Secured Second Lien (LIBOR + 8.0% with 2.0% Floor)		—	9/29/2020	11,721,154	11,721,154
Net Access Corporation(8) 9 Wing Drive Cedar Knolls, NJ 07927	Technology	Class A Units	(6)	9.80%	—	8,112,000	11,124,000
Pharmalogic Holdings Corp. 1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Healthcare Services	Senior Subordinated Note (12% Cash)		—	9/1/2021	15,500,000	15,500,000
Radiant Logistics(3) 405 114th Avenue SE, Third Floor Bellevue, WA 98004	Transportation Logistics	Senior Subordinated Note (LIBOR + 11% Cash with 1.0% Floor)		—	4/2/2021	10,000,000	10,000,000
Response Team Holdings LLC(3) 850 W. Adams St. Chicago, IL 60607	Restoration Services	Senior Secured First Lien (LIBOR + 8.50% Cash with 2.0% Floor, 1.00% PIK)		—	3/28/2019	9,353,409	9,353,409
		Preferred Shares (12% PIK)		21.70%	3/28/2019	2,844,651	2,132,999
		Warrants	(6)	3.00%	—	—	—
Show Media, Inc.(8) 1100 Glendon Ave Los Angeles, CA 90024	Media & Entertainment	Senior Secured First Lien Note (5.5% Cash, 5.5% PIK)		—	8/10/2017	3,693,801	3,825,000
		Preferred Units	(6)	18.00%	—	3,747,428	—
Southern Technical Institute, Inc.(3)(8) 1485 Florida Mall Ave. Orlando, FL 32809"	Education	Senior Secured Second Lien (LIBOR + 9.75% with 1.0% Floor)		—	12/2/2020	12,000,000	12,000,000
		Class A Units	(6)	8.60%	—	2,167,000	3,428,999
		Warrants	(6)	—	—	110,267	142,000
Stancor, Inc.(3) 515 Fan Hill Road Monroe, CT 06468	Wholesale/ Distribution	Senior Secured First Lien (LIBOR + 8.00% Cash with 0.75% Floor)		—	8/19/2019	7,000,000	7,000,000
Triton Technologies(4) 115 Plymouth Street Mansfield, MA 02048	Call Center Services	Senior Secured First Lien (8.50% Cash, 2.00% PIK)		—	10/23/2018	1,187,941	1,200,000
Wholesome Sweeteners, Inc. 8016 Highway 90A Sugar Land, TX"	Food & Beverage	Common Shares	(6)	5.27%	—	5,000,000	4,264,000
						285,119,360	288,936,550

*	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	The investment has an unfunded commitment to extend credit or provide financing as of September 30, 2015, which requires us to fund an investment when requested by the portfolio company in accordance with the terms of the underlying investment agreement. The unfunded portion of a commitment to a portfolio company is excluded from the presentation because it does not represent as asset of ours until we fund it.

(3)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(4)	The investments are portfolio companies of Enhanced Equity Fund, L.P. (“EEF”). EEF has guaranteed the portfolio company’s obligations to the company pursuant to this investment.
(5)	City Carting Holding Company, Inc. is in the process of exploring strategic alternatives. As a result, the maturity dates of the Preferred Shares have been extended to January 31, 2016.
(6)	Non-income producing security.
(7)	These portfolio companies are controlled and affiliated portfolio companies.
(8)	These portfolio companies are non-controlled and affiliated portfolio companies.

Set forth below is a brief description of each portfolio company representing greater than 5% of the fair value of our portfolio as of September 30, 2015:

DBI Holdings, LLC, founded in 1978, provides transportation infrastructure operations management and maintenance services through its three core business units, which include: Asset Management, General Services and Road Management (where is specializes in vegetation management). The Company’s primary customers are states and municipalities, railroads, industrial, and energy companies. DBI is headquartered in Hazelton, PA.

Dentistry for Children, Inc. operates 50 affiliated pediatric dental care centers located in the Southeast U.S. The company focuses on children’s oral health services by providing the complete range of care, including pediatric dentistry, orthodontics, and oral surgery. Dentistry for Children was initially formed through the simultaneous purchase of two Atlanta-based pediatric dental care companies in November 2010. Dentistry for Children is headquartered in Atlanta, GA.

FST Technical Services, LLC was founded in 1984 and is an outsourced business service provider to the semiconductor and biopharmaceutical industries. The company provides quality assurance/quality control and analytical testing for ultra-pure gas delivery tubing in semiconductor and biopharmaceutical production facilities, equipment services, specialty equipment sales, and technical staffing for its customers. FST is headquartered in Phoenix, AZ.

Southern Technical Institute, Inc. was founded in 2000 and is a for-profit vocational college with nine campuses located in Florida. The company’s academic programs focus on career training and education in applied technology, such as heating, ventilation, and air conditioning technology and electrical trade technology, medical billing and coding, medical assisting, and massage therapy. The Company currently enrolls over 1,000 students. They are headquartered in Orlando, FL.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of September 30, 2015 and December 31, 2014. The information as of September 30, 2015 has been derived from our unaudited consolidated financial statements. The information as of December 31, 2014 has been derived from our audited consolidated financial statements included herein. “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Results of Operations” for more detailed information regarding the senior securities.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)

Class and Year
Credit Facility
2015 (through September 30, 2015) (Unaudited)	$52,654,738	$3,177.26	N/A
2014	$62,499,154	$4,215.87	N/A
Alcentra Capital InterNotes®
2015 (through September 30, 2015) (unaudited)	$40,000,000	$3,177.26	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	Not applicable because senior securities are not registered for public trading.

MANAGEMENT

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of five members, three of whom are not “interested persons” of our Adviser or its affiliates, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities.

Board of Directors

We have adopted provisions in our articles of incorporation that divide our board of directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Paul J. Echausse	54	President and Chief Executive Officer	2013	2017
Paul Hatfield	53	Chairman of the Board	2013	2016
Independent Directors
T. Ulrich Brechbühl	51	Director	2014	2018
Douglas J. Greenlaw	70	Director	2014	2016
Rudolph L. Hertlein	74	Director	2014	2017

The address for each of our directors is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Steven Levinson	49	Chief Compliance Officer
Ellida McMillan	48	Chief Accounting Officer, Treasurer and Secretary
David Scopelliti	50	Senior Vice President

The address for each of our executive officers is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Biographical Information

The board of directors considers whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors also considers whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

T. Ulrich Brechbühl.  Mr. Brechbühl currently serves the President of Appenzeller Point LLC, a family investment management business. Mr. Brechbühl previously served as both the Executive Vice President for Emdeon’s provider business as well as the Chief Executive Officer of Chamberlin Edmonds and Associates Inc. (CEA), an Emdeon Company. Mr. Brechbühl joined CEA in 2004 as the company’s COO. Shortly thereafter he became the President and Chief Executive Officer of CEA and was appointed to the board. In 2010 he joined the Emdeon executive team upon the sale of CEA to Emdeon. Prior to joining CEA, Mr. Brechbühl served as a director and as the Chief Executive Officer and Chief Financial Officer of MigraTEC, Inc., a publicly traded software business. He joined MigraTEC in 2000 as the Chief Financial Officer and was soon elected to the board and promoted to Chief Executive Officer, serving in those capacities until the end of 2003. From 1998 – 2000 Mr. Brechbühl was a founder and the Chief Financial Officer of Thayer Aerospace, a provider of structural components to the aerospace and defense industries. Mr. Brechbühl previously served as a Manager of Bain & Company from 1994 to 1998, during which time he led teams in a variety of assignments in high tech, aerospace and defense, and construction. Mr. Brechbühl is a graduate with distinction from the United States Military Academy at West Point and received an M.B.A. from Harvard Business School.

We believe Mr. Brechbühl’s extensive finance and corporate leadership experience bring important and valuable skills to the Board.

Douglas J. Greenlaw.  Mr. Greenlaw currently serves as Chairman of Community Journals, LLC, a community newspaper, and has since 1999. Mr. Greenlaw also currently serves as Chief Executive Officer of OneMinuteNews.com, an internet news company, and has since 2010. Mr. Greenlaw previously served as the Chairman and Chief Executive Officer of Greenlaw-Marshall Communications, a company that operates small market television companies utilizing digital spectrum and the internet to enhance profitability, from 2007 to 2014. Mr. Greenlaw also previously served as the Chief Executive Officer and a Director of Switchboard, Inc. from 1999 until 2004, during which time he led the company’s post-IPO turn-around during the tech crash and eventual sale to InfoSpace. From 1994 until 1997 Mr. Greenlaw served as President and Chief Operating Officer of Multimedia, Inc., during which time he led all divisions of the public broadcast, print, cable, and entertainment media company. Mr. Greenlaw also served as Chief Executive Officer of the Venture Division of Whittle Communications from 1991 until 1994 and also previously served as President of Advertising and Marketing at MTV Network from 1986 until 1991. Mr. Greenlaw received a B.S. from Indiana University, and is a former U.S. Army Company Commander, receiving two Purple Hearts, One Silver Star and 2 Bronze Stars for valor in combat in Vietnam.

We believe that Mr. Greenlaw’s depth of experience in corporate managerial positions brings important and valuable skills to the Board.

Rudolph L. Hertlein, CPA.  Mr. Hertlein is currently the Managing Director of Hertlein & Associates LLC, which provides consulting services to small businesses. He has over 45 years of experience in accounting and auditing, including the financial services industry and an understanding of the complex accounting matters for financial service companies. Mr. Hertlein served as a Senior Vice President, Corporate Development — Viacom Inc. from 1994 until 2000. He previously served as Senior Vice President and Controller of Paramount Communications Inc. from 1993 until 1994, during which time as chief accounting officer was responsible for SEC financial reporting for the company. Mr. Hertlein previously served as a Director of Rogar Studios Inc., a creative programming company, from 2004 until 2009. He currently serves as an Independent Director, and Chairman of the Board of Directors of CPA.COM (formerly known as CPA2BIZ.com), a for profit subsidiary of the AICPA that offers web-based technology solutions to financial professionals, and has served in this position since 2001. Since 2011, Mr. Hertlein has also served as an Independent Director and Chair of the Audit Committee of Abacus Federal Savings Bank, a full service bank. Mr. Hertlein received a B.B.A. from St. John’s University and is a licensed CPA in the state of New York since 1968.

We believe that Mr. Hertlein’s extensive experience in accounting and auditing, corporate governance, and leadership brings important and valuable skills to the Board.

Interested Directors

Paul J. Echausse.  Mr. Echausse has served as our President and Chief Executive Officer and a member of our board of directors since our inception and has served as Managing Director and Head of U.S. Mezzanine Investments at Alcentra NY since 2007. Mr. Echausse serves on the Investment Committee of BNY Mellon Private Equity and European Direct Lending. Mr. Echausse is responsible for the overall management and direction of our investment operations, including transaction sourcing, deal execution and the monitoring of our portfolio companies. Mr. Echausse brings more than 20 years of leveraged finance experience to the origination and management of the Alcentra Mezzanine’s investment portfolios. Prior to joining BNY Capital Markets, Inc., a predecessor of BNY Mellon Capital Markets, LLC, in 1998, Paul was President of Kisco Capital Corporation, the growth capital SBIC affiliate of Kohlberg & Co. L.L.C. Previously, he was Chief Operating Officer of IBJS Capital Corporation, the junior capital investment affiliate of IBJ Schroder Bank. Prior to IBJ Schroder Bank, Mr. Echausse was the Assistant Division Head of Southeast Banking for the Bank of New York. Mr. Echausse previously served as President of the Northeast Regional Association of Small Business Investment Companies and on the national board of the National Association of Small Business Investment Companies. Mr. Echausse serves on the board of directors of DRC Emergency Services, LLC, FST Technical Services, LLC, Grindmaster Cecilware Corporation, EB Brands, Emerald Waste and serves on the board of directors of Our Lady of Mercy Academy in Syosset, NY. Mr. Echausse previously served on the board of directors of CYO of Nassau-Suffolk. Mr. Echausse received a B.S. from Fordham University (magna cum laude, Phi Beta Kappa), an M.B.A. from New York University and a J.D. from Fordham Law School and is a member of the New York State Bar.

We believe Mr. Echausse’s extensive leveraged finance experience, especially in connection with originating and managing investments for funds managed by our Adviser, bring important and valuable skills to our board of directors.

Paul Hatfield.  Mr. Hatfield has been Chairman of our board of directors since March 2014 and a director since June 2013 and has been a member of the board of Alcentra NY since July 2008. Mr. Hatfield presently serves as Global Chief Investment Officer of Alcentra NY and Alcentra Ltd. and previously served as President and Chief Investment Officer of Alcentra NY from July 2008 through 2014. From 2003 until July 2008 Mr. Hatfield was the senior portfolio manager for European CLOs at Alcentra Ltd. From April 2002 to March 2003, Mr. Hatfield was a senior analyst for the CDO operations of Intermediate Capital Group, where he covered building products and construction, aerospace and consumer credits. Between 1995 and 2001, Mr. Hatfield worked at Deutsche Bank in London for the Leveraged Finance Group. In 1998, while at Deutsche Bank, Mr. Hatfield worked in New York where he supervised Leveraged Finance and the telecom division. Before joining Deutsche Bank, Mr. Hatfield originated a portfolio of mezzanine and development capital loans at FennoScandia Bank. He originally trained as a chartered accountant in the audit division of Arthur Andersen. Mr. Hatfield received a B.A. (Honors) in Economics from Cambridge University.

We believe Mr. Hatfield’s extensive experience in leveraged finance and as a portfolio manager for funds managed by Alcentra Ltd., bring important and valuable skills to our board of directors.

Executive Officers Who Are Not Directors

Steven Levinson.  Mr. Levinson has served as our Chief Compliance Officer since March 2014. Mr. Levinson has served as Chief Compliance Officer for Alcentra NY since October 2011. Prior to joining Alcentra NY, Mr. Levinson served as Director of Compliance at Stone Tower Capital from May 2008 to October 2011. From March 2003 to December 2006, Mr. Levinson was the Chief Audit Executive at IDT Corporation. He began his career at Price Waterhouse and spent fourteen years in the Internal Audit departments of major financial institutions. Mr. Levinson received a B.A. in Accounting and Economics from Queens College of the City University of New York and an M.B.A. with a concentration in Financial Management from Pace University.

Ellida McMillan.  Ms. McMillan has served as our Chief Accounting Officer, Treasurer and Secretary since November 2013. Prior to joining Alcentra, Ms. McMillan served as a CPA/Partner consultant with Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, from January 2007 through March 2012, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on accounting, financial reporting and analysis, and other financial matters. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC, Ms. McMillan was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ellida began her career as an auditor at Arthur Andersen in the financial service sector. Ms. McMillan holds a B.S. from Fairfield University and is a licensed CPA.

David Scopelliti.  Mr. Scopelliti has served as our Senior Vice President since March 2015 and Senior Vice President of Alcentra NY since July 2014. Since 2004, Mr. Scopelliti has also served as a Director of Student Transportation Inc. (NASDAQ: STB). From June 2007 to June 2013, Mr. Scopelliti was a Principal at GarMark where he focused on investing subordinated debt and equity in middle market companies. Prior to joining GarMark, Mr. Scopelliti served as the Managing Director with Pacific Corporate Group, an alternative asset investment and consulting firm, responsible for discretionary and non-discretionary private investment programs for corporate and governmental entities. Prior to that, Mr. Scopelliti was Head of Private equity for the Connecticut Retirement Plans and Trust Funds. In that role, he was responsible for restructuring, restarting and managing its $4 billion global private equity program. He was also previously head of ING Capital’s Merchant Banking Group in New York investing debt and equity capital into middle-market companies for acquisitions, growth and recapitalizations with a focus on transportation, homeland security, consumer and environmental services.

Board Leadership Structure

The Board does not have a lead independent director. We are aware of the potential conflicts that may arise when an interested director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the board of directors believes that the relationship of Mr. Hatfield with our Adviser provides an effective bridge between the board of directors and management, and encourages an open dialogue between management and our board of directors, ensuring that these groups act with a common purpose. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, our Adviser and the board of directors.

Board’s Role In Risk Oversight

Oversight of our investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Corporate Governance

Committees of the Board of Directors

Our Board met 10 times during the fiscal year 2014. Each director attended at least 75% of the total number of meetings of the Board and the committees on which the director served that were held while the director was a member. The board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below.

Audit Committee

The members of the audit committee are Messrs. Brechbühl, Greenlaw, and Hertlein, each of whom meets the independence standards established by the SEC and the NASDAQ Listing Rules and is independent for purposes of the 1940 Act. Mr. Hertlein serves as chairman of the audit committee. Our board of directors has determined that Mr. Hertlein is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities. The Audit Committee met 3 times during the 2014 fiscal year.

Compensation Committee

The members of the Compensation Committee are Messrs. Brechbühl, Greenlaw, and Hertlein, each of whom is independent for purposes of the 1940 Act and the NASDAQ Listing Rules. Mr. Brechbühl serves as chairman of the Compensation Committee. The compensation committee is responsible for overseeing our compensation policies generally and making recommendations to the board of directors with respect to our incentive compensation and equity-based plans that are subject to board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests. The Compensation Committee did not meet during the 2014 fiscal year.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Brechbühl, Greenlaw, and Hertlein, each of whom is independent for purposes of the 1940 Act and the

NASDAQ Listing Rules. Mr. Greenlaw serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee did not meet during the 2014 fiscal year.

Corporate Governance Documents

We maintain a corporate governance webpage at the “Investor Relations” link at www.alcentracapital.com.

Our Code of Business Conduct and Board committee charters are available at our corporate governance webpage at www.alcentracapital.com and are also available to any stockholder who requests them by writing to our Secretary, Ellida McMillan, at Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Director Independence

In accordance with the rules of NASDAQ, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NASDAQ Listing Rules. Section 5605 provides that a director of a business development company (a “BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or our Adviser.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Echausse and Hatfield, who are interested persons of the Company due to their positions as officers of the Company and officers of our Adviser.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes Board and Board committee discussion.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations department at (212) 922-8240. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct

Our code of business conduct, which applies to directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of business conduct, which is available on our website under the “Investor Relations” link at www.alcentracapital.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members is a present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Transactions with Related Persons

We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to this agreement, we have agreed to pay to our Adviser a base management fee and an incentive fee. We paid our Adviser $615,688 for the year ended December 31, 2014 and $2,367,968 for the nine months ended September 30, 2015. Messrs. Echausse and Hatfield are interested members of our board of directors and have a direct or indirect pecuniary interest in our Adviser.

We have entered into agreements with our Adviser, in which our senior management and members of our Adviser’s Investment Committee have indirect ownership and other financial interests. Our Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by our Adviser or any of its affiliates for a particular investment opportunity, our Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to these kinds of co-investments, our Adviser will determine whether these kinds of potential negotiated investments are more appropriate for us or for one of the funds managed by our Adviser or its affiliates and which entity will proceed with the investment. We generally will not make an investment in any company in which any fund managed by our Adviser holds an investment in a different class of such company’s debt or equity securities or obligations unless we also acquire or own the same class of such company’s debt or equity securities as such fund managed by our Adviser or our Adviser determines that (a) the investment is in our best interests and (b)(i) the possibility of a conflict between the interests of such different classes is remote, (ii) either the potential investment by us or the investment of such other fund managed by our Adviser is not large enough to control any actions taken by the collective holders of securities of such company, or (iii) in light of the particular circumstances, our Adviser believes such investment is appropriate for us, notwithstanding the potential for conflict.

We have entered into a License Agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.”

BNY Mellon-Alcentra Mezzanine III, L.P. (“Fund III”) is private investment fund managed by our Adviser. In connection with our initial public offering (“IPO”), Fund III received shares of our common stock which it distributed to its limited partners. We have granted certain registration rights to the limited partners of Fund III pursuant to which we have agreed to use our reasonable best efforts to file within 720 days following the completion of our initial public offering a registration statement on Form N-2 pursuant to Rule 415 with the SEC to register the resale of the shares of our common stock received by such limited partners. We have also agreed to use our efforts to cause such a registration statement to be declared effective by the SEC within 840 days following the completion of the IPO. We have agreed to use commercially reasonable efforts to keep such registration statement continuously effective until the earlier of (i) the date on which there are no longer any registrable shares (as defined in the registration rights agreement) and (ii) the third anniversary of the registration rights agreement. The costs associated with filing the resale registration statement and having it declared effective by the SEC will be borne by us.

Review, Approval or Ratification of Transactions with Related Person

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act restricts the Company from participating in certain transactions with certain persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.

The Company will not enter into any transactions unless and until we are satisfied that the transaction is not prohibited by the 1940 Act or, if such prohibitions exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that all such persons complied with all Section 16(a) filing requirements except for Scott Gold, Alcentra NY LLC, Bank of New York Mellon Corp, BNY Alcentra Group Holdings, Inc., Alcentra Investments Ltd. and BNY Mellon-Alcentra Mezzanine (GP), L.P., each of whom had late Section 16(a) filings.

Compensation of Directors

The following table shows information regarding the compensation received by our independent directors for the fiscal year ended December 31, 2014. No compensation is paid to directors who are “interested persons” for their service as directors.

Name	Aggregate Cash Compensation from Alcentra Capital Corporation(1)	Total Compensation from Alcentra Capital Corporation Paid to Director(1)
Interested Directors
Paul J. Echausse	$—	$—
Paul Hatfield	$—	$—
Independent Directors
T. Ulrich Brechbühl	$59,500	$59,500
Douglas J. Greenlaw	$62,000	$62,000
Rudolph L. Hertlein	$67,000	$67,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Our independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each board of directors meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee, the nominating and corporate governance committee and the compensation committee receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our principal financial officer and Chief Compliance Officer and their respective staffs is paid by our Adviser, subject to reimbursement by us of the allocable portion of such compensation for services rendered by them to us.

PORTFOLIO MANAGEMENT

Each investment opportunity requires the unanimous approval of our Adviser’s Investment Committee, which is comprised of Messrs. Echausse, Hatfield, Bannon and Scopelliti and Ms. McMillan. Follow-on investments in existing portfolio companies requires the Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The day-to-day management of investments approved by the Investment Committee are overseen by our Adviser’s Investment Committee.

Each of Messrs. Echausse, Hatfield, Bannon and Scopelliti and Ms. McMillan has an indirect ownership and financial interests in, and may receive compensation and/or profit distributions from, our Adviser. None of Messrs. Echausse, Hatfield, Bannon and Scopelliti and Ms. McMillan receives any direct compensation from us. Messrs. Echausse, Hatfield, Bannon and Scopelliti and Ms. McMillan also serve on the investment committees of Fund III and BNY Mezzanine Partners, L.P.

Investment Committee

Our Adviser’s Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Adviser on our behalf. In addition, the Investment Committee reviews and determine by unanimous vote whether to make prospective investments identified by our Adviser and monitor the performance of our investment portfolio.

The members of our Adviser’s Investment Committee receive compensation by our Adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

Biographical information for Messrs. Echausse, Hatfield and Scopelliti and Ms. McMillan may be found at “Management —  Biographical Information.” Biographical information for Mr. Bannon is as follows:

Kevin Bannon.  Mr. Bannon currently serves as a member of the investment committee of our Adviser. From April 2008 to June 2015, Mr. Bannon was a Managing Director of Highmount Capital, a $2 billion wealth management firm with offices in New York, Boston, and Amsterdam. He served as Chief Investment Officer and Chairman of the firm’s Investment Policy Committee and was actively involved in expanding Highmount’s capabilities in the alternative investments area. Mr. Bannon retired from The Bank of New York Mellon Corporation in 2007 after a 28 year career, serving as the Bank’s Chief Investment Officer from 1993 – 2007. In this role, he was responsible for establishing the investment framework for managing assets in excess of $100 billion for institutional and private clients. He was BNY Mellon’s chief spokesperson on economic and financial market issues and appeared regularly in the financial media. He began his career in 1974 at U.S. Trust. Mr. Bannon is a Director of the Prudential Retail Mutual Funds, Prudential’s closed-end funds, and Urstadt Biddle Properties. He serves on the Boards of the Boys and Girls Clubs of Northern Westchester, the Kensico Cemetery and the Hundred Year Association of New York. He has previously served on the Boards of Shorewood Packaging Corp., Regis High School and the Lyndhurst Council of the National Trust for Historic Preservation. He represented BNY Mellon on the Board of the W.K. Kellogg Foundation Trust and was the President of the BNY Hamilton Funds, the Bank’s proprietary mutual fund family, and BNY Private Investment Management, Inc., overseeing the Bank’s BNY Partners Funds for alternative investments. Mr. Bannon received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. in Finance from the Stern School of New York University. He holds a Chartered Financial Analyst designation.

The following table sets out the dollar range of our equity securities beneficially owned by each of our portfolio managers as of December 18, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)(2)(3)
Paul J. Echausse	$500,001 – $1,000,000
Paul Hatfield	$50,001 – $100,000
Kevin Bannon	$100,001 – $500,000
David Scopelliti	$1 – $10,000
Ellida McMillan	$1 – $10,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned is based on the closing price of our common stock of $11.23 per share on December 18, 2015 on the Nasdaq Global Select Market.

MANAGEMENT AGREEMENTS

Alcentra NY serves as our investment adviser and is registered as an investment adviser under the Advisers Act.

Investment Advisory Agreement

Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, our Adviser manages our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, our Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we purchase, retain or sell;
•	performs due diligence on prospective portfolio companies; and
•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Investment Advisory Agreement, we have agreed to pay our Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by our stockholders. Our Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the IPO is completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Management Fee

The base management fee is calculated at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% of our total gross assets if our gross assets are between $625 million and $750 million; and 1.5% of our total gross assets if our assets are greater than $750 million. These various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. For example, if our gross assets were $800 million, we would pay the Adviser a management fee of 1.5% on the entire $800 million of gross assets. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will equal their current market value, not their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

We pay our Adviser an incentive fee. Incentive fees are calculated as below and payable quarterly in arrears. The incentive fee, which provides the Adviser with a share of the income that it generates for us, has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and is 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Adviser receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 50% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. For this purpose, pre-incentive fee net investment income means interest income (including on our investments in U.S. Treasury Bills), dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, administrative expenses payable under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of Alcentra Capital’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of Alcentra Capital for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) is paid to the Adviser, without any interest thereon, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Investment Income
Allocated to Income-Related Portion of Incentive Fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2014, and is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2014 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2014. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.2625%

Incentive fee	= 50% × Pre-incentive fee net investment income (subject to “catch-up”)(4) = 50% × (2.2625% – 2.0%) = 0.13125%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.8625%

Incentive fee	= 50% × Pre-incentive fee net investment income (subject to “catch-up”)(4)
Incentive fee	= 50% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))
“Catch-up”	= 2.5% – 2.0% = 0.5%
Incentive fee	= (50% × 0.5%) + (20% × (2.8625% – 2.5%)) = 0.25% + (20% × 0.3625%) = 0.25% + 0.0725% = 0.3225%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee. For purposes of these examples, we have assumed the maximum amount of Base Management Fees that may be paid, or 1.75% of our gross assets.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), and $3.0 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $5.0 million and fair market value (“FMV”) of Investment B determined to be $3.5 million

Year 3: FMV of Investment B determined to be $2.0 million

Year 4: Investment B sold for $3.25 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $0.6 million — ($3.0 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $0.4 million (20% multiplied by ($3.0 million cumulative capital gains less $1.0 million cumulative capital depreciation)) less $0.6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $50,000 — $0.65 million ($3.25 million cumulative realized capital gains multiplied by 20%) less $0.6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), $5.25 million investment made in Company B (“Investment B”) and $4.5 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $4.5 million, FMV of Investment B determined to be $4.75 million and FMV of Investment C determined to be $4.5 million

Year 3: FMV of Investment B determined to be $5.0 million and Investment C sold for $5.5 million

Year 4: FMV of Investment B determined to be $6.0 million

Year 5: Investment B sold for $4.0 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $0.4 million capital gains incentive fee — 20% multiplied by $2.0 million ($2.5 million realized capital gains on Investment A less $0.5 million unrealized capital depreciation on Investment B)

Year 3: $0.25 million capital gains incentive fee(1) — $0.65 million (20% multiplied by $3.25 million ($3.5 million cumulative realized capital gains less $0.25 million unrealized capital depreciation)) less $0.4 million capital gains incentive fee received in Year 2

Year 4: $0.05 million capital gains incentive fee — $0.7 million ($3.50 million cumulative realized capital gains multiplied by 20%) less $0.65 million cumulative capital gains incentive fee paid in Year 2 and Year 3

Year 5: None — $0.45 million (20% multiplied by $2.25 million (cumulative realized capital gains of $3.5 million less realized capital losses of $1.25 million)) less $0.7 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 1 above, if a portfolio company were to be wound up on a date other than its fiscal year end of any year, it may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if such portfolio company had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our Adviser ($0.70 million) is effectively greater than $0.45 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($2.25 million)).

Payment of Our Expenses

All investment professionals of our Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by our Adviser and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization and offering expenses;
•	the investigation and monitoring of our investments;
•	the cost of calculating our net asset value;
•	management and incentive fees payable pursuant to the Investment Advisory Agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);
•	transfer agent and custodial fees;
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our Adviser or us in connection with administering our business, including the compensation of our Chief Accounting Officer and Chief Compliance Officer, and their respective staffs, that will be based upon our allocable portion of overhead and other expenses incurred by our Adviser in performing its obligations under the Investment Advisory Agreement.

Administrative Services

Under the Investment Advisory Agreement, our Adviser furnishes us with office facilities and equipment and provides us with clerical, recordkeeping and other administrative services at such facilities. Under the Investment Advisory Agreement, our Adviser also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Investment Advisory Agreement are equal to an amount based upon our allocable portion (subject to the review of our board of directors) of our Adviser’s overhead in performing its obligations under the Investment Advisory Agreement, including rent and the fees and expenses associated with performing compliance functions. In addition, if requested to provide significant managerial assistance to our portfolio companies, our Adviser will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Adviser and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, our Adviser and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

Our board of directors approved the Investment Advisory Agreement at an in-person meeting of the board of directors held on March 6, 2014. In its consideration of the Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser, Alcentra NY; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to Alcentra NY from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Alcentra NY and its affiliates; and (g) various other factors.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders. Specifically the board of directors approved the Investment Advisory Agreement for a period of one year beginning on March 6, 2014.

Administration Agreement

Under the Administration Agreement, State Street provides us with financial reporting, post-trade compliance, and treasury services. In providing these services, State Street oversees the performance of, our required administrative services, which includes being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. State Street provides post-trade compliance services including performing the applicable SEC, IRS, and BDC compliance testing, provide monthly and quarterly reporting and maintain a compliance testing matrix and perform an annual update. In addition, State Street assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the administration agreement equal a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. Under the Administration Agreement, we reimburse State Street for out-of-pocket expenses incurred on our behalf for services, as well as direct pass-through vendor fees incurred on our behalf.

License Agreement

We have entered into a License Agreement with our Adviser under which our Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “Alcentra.” Under this agreement, we have a right to use the “Alcentra” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Alcentra” name. The License Agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have entered into agreements with our Adviser, in which our senior management and members of our Adviser’s Investment Committee have indirect ownership and other financial interests. Our Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by our Adviser or any of its affiliates for a particular investment opportunity, our Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates. See the section entitled “Risk Factors — Risks Related to Our Business and Structure — There are significant potential conflicts of interest that could negatively affect our investment returns.”

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to these kinds of co-investments, our Adviser will determine whether these kinds of potential negotiated investments are more appropriate for us or for one of the funds managed by our Adviser or its affiliates and which entity will proceed with the investment. We generally will not make an investment in any company in which any fund managed by our Adviser holds an investment in a different class of such company’s debt or equity securities or obligations unless we also acquire or own the same class of such company’s debt or equity securities as such fund managed by our Adviser or our Adviser determines that (a) the investment is in our best interests and (b)(i) the possibility of a conflict between the interests of such different classes is remote, (ii) either the potential investment by us or the investment of such other fund managed by our Adviser is not large enough to control any actions taken by the collective holders of securities of such company, or (iii) in light of the particular circumstances, our Adviser believes such investment is appropriate for us, notwithstanding the potential for conflict.

See also “Risk Factors — Risks Related to Our Business and Structure — There are significant potential conflicts of interest that could negatively affect our investment returns” and “— The incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders” for the risks related to our incentive fee structure.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to this agreement, we have agreed to pay to our Adviser a base management fee and incentive fee. Messrs. Echausse and Hatfield are interested member of our board of directors and have a direct or indirect pecuniary interest in our Adviser. See “Management Agreements — Investment Advisory Agreement.” The incentive fee is computed and paid on income that we may not have yet received in cash at the time of payment. This fee structure may create an incentive for our Adviser to invest in certain types of speculative securities. Additionally, we rely on investment professionals from our Adviser to assist our board of directors with the valuation of our portfolio investments. Our Adviser’s base management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of our Adviser are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a License Agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.” See “Management Agreements — License Agreement.”

Registration Rights

Following the expiration of the 180-day lock-up period which commenced upon the completion of the IPO, Fund III distributed the shares of our common stock received by it in connection with the Formation Transactions to its limited partners. We granted certain registration rights to the limited partners of Fund III pursuant to which we have agreed to use our reasonable best efforts to file within 720 days following the completion of our initial public offering a registration statement on Form N-2 pursuant to Rule 415 with the SEC to register the resale of the shares of our common stock received by such limited partners. We have also agreed to use our efforts to cause such a registration statement to be declared effective by the SEC within 840 days following the completion of the IPO. We have agreed to use commercially reasonable efforts to keep such registration statement continuously effective until the earlier of (i) the date on which there are no longer any registrable shares (as defined in the registration rights agreement) and (ii) the third anniversary of the registration rights agreement. The costs associated with filing the resale registration statement and having it declared effective by the SEC will be borne by us.

Relationship with BNY Mellon Group

Conflicts of interest may arise between the BNY Mellon Group, on the one hand, and us, on the other hand. We are an affiliate of BNY Mellon. BNY Mellon Group is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. We may benefit from the relationships and activities resulting from these services. However, situations will arise in which the interests of BNY Mellon Group will conflict with our interests and the interests of our stockholders. See “Related Party Transactions and Certain Relationships.”

Affiliation with BNY Mellon

We are an affiliate of the BNY Mellon Group. The BNY Mellon Group is a leading provider of financial services for institutions, corporations and high net worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. We may benefit from the relationships and activities resulting from these services. However, situations will arise in which the interests of BNY Mellon Group will conflict with our interests and the interests of our stockholders.

Transactions with the BNY Mellon Group

BNY Mellon Group may, but is not required to, extend credit to us under credit facilities, derivative instruments or otherwise. The interest of BNY Mellon Group as a creditor of us may conflict with the interests of our investors. BNY Mellon Group, with respect to any such extension of credit, will deal with us on an arm’s-length basis and will be entitled to exercise its rights as a creditor of us without regard to any potential impact therefrom on the interests of our investors.

BNY Mellon Group currently owns or operates, directly or indirectly, several registered investment advisers, registered investment companies, broker-dealers and service providers, or, collectively, the BNYM Affiliates. To the extent permitted by law, BNY Mellon and/or one or more of the BNYM Affiliates may provide us; our Adviser; Alcentra Mezzanine; one or more investments funds or accounts or similar investment vehicles that BNY Mellon Group provides advice to or manages or that may in the future provide advice to or manage as a result of acquiring or merging with an entity that owns or manages such vehicles, or, collectively, the Related Funds; and our portfolio companies with certain non-investment management services and facilities, including, without limitation, administrative, custodial, trustee, distribution, banking, lending, short-term credit, and other financial and securities services. Specifically, BNY Mellon Group may provide administrative, custodial and credit facilities to us.

Neither BNY Mellon Group nor any of the BNYM Affiliates providing these services and facilities to us, our Adviser, Alcentra Mezzanine and/or Related Funds, bear any responsibility for selecting the investments of such entities or for their performance. BNY Mellon Group or the

BNYM Affiliates may charge arm’s length fees to our Adviser to the extent they perform any services that are included in the operating expenses of our Adviser. Additionally, BNY Mellon Group may recommend to its clients and to our investors that they invest some of their assets in us and Related Funds and may have financial interests in promoting investment in such entities.

To the extent permitted by applicable law and our governing documents, we may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which a BNY Mellon Group entity acts as a principal or, on a proprietary basis for its customers, serves as the counterparty.

Competing Funds and Allocation Policies

Certain Related Funds may in the future have investment objectives and utilize strategies similar to or that overlap with our investment objective and strategies. In such instances our Adviser will be permitted to allocate, in its sole discretion, eligible investments and exit opportunities between such investment funds (and their successors) on the one hand and us on the other hand in a manner it deems equitable to the extent possible under the prevailing facts and circumstances considering various factors including those set out in the paragraph below.

Conflicts (and potential conflicts) may arise when we are competing with the Related Funds for investment opportunities and exits. To address these potential conflicts, our Adviser has developed allocation policies and procedures that provide that personnel of our Adviser making portfolio decisions for us and the Related Funds will make purchase and sale decisions and allocate investment opportunities among us and the Related Funds consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across us and the Related Funds. However, in many other cases the investment opportunities will be allocated based on other factors. Related Funds managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain Related Funds may receive an allocation of an investment opportunity when we do not and vice versa.

Our Adviser’s investment allocation policy further provides that allocations among us and other eligible accounts will generally be made in accordance with SEC interpretive positions. Our Adviser seeks to treat all clients fairly and equitably in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.

In addition, we, or any of our portfolio companies, Related Funds, and/or one or more of their affiliates may have relationships with, invest in, engage in transactions with, make voting decisions with respect to, and/or obtain services from, entities for which BNY Mellon Group performs or seeks to perform services or with which BNY Mellon Group engages in or seeks to engage in transactions. Such relationships may provide our Adviser with an incentive to allocate, directly or indirectly, investments to certain of the funds managed by BNY Mellon Group and not others.

Fees From Services to Portfolio Companies

BNY Mellon Group may receive significant advisory, underwriting, or other fees from portfolio companies. Services for advisory fees may range from general corporate financial advice to restructuring advice to merger and acquisition representation. For example, BNY Mellon Group may be compensated as an advisor to a person who sold an investment to us, BNY Mellon Group may earn fees for obtaining equity or debt financing for an investor attempting to consummate an acquisition in which we are a co-investor, or BNY Mellon Group may earn fees acting as a lender, advisor or underwriter to one of our portfolio companies. None of the fees paid to BNY Mellon Group or its affiliates will be shared with us.

Regulated Investor

As a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including us), our Adviser, through Alcentra Mezzanine, may be required or may decide to structure an investment in a manner that would be less favorable to us than structures available to a non-regulated entity. Consequently, our Adviser may choose a structure which may be less favorable to us than other structures. In addition, we may be restricted from making an investment or limited in the amount or may be required to divest an investment as a result of such restriction. See “Risk Factors — Risks Relating to our Business and Structure — Our activities may be limited as a result of being controlled by a bank holding company.”

BNY Mellon has put in place policies and procedures to seek to manage and mitigate the potential conflicts of interests described above.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of December 18, 2015, the beneficial ownership of each current director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially		Percentage of Class
5% Owners
The Bank of New York Mellon Corporation(1)	2,979,035		22.0%
Kemper Corporation(2)	855,555		6.33%
Interested Directors
Paul J. Echausse	67,078	(3)	*
Paul Hatfield	539,000	(4)	3.98%
Independent Directors
T. Ulrich Brechbühl	—		—
Douglas J. Greenlaw	—		—
Rudolph L. Hertlein	6,000		*
Executive Officers
Ellida McMillan	200		—
David Scopelliti	2,650	(5)	*
Executive officers and directors as a group (8 persons)	607,349		4.49%

(1)	Based on the Schedule 13D filed by The Bank of New York Mellon Corporation (“Bank of New York”), BNY Mellon, National Association (“BNY Mellon”), BNY Alcentra Group Holdings, Inc. (“BNY Alcentra”), Alcentra Investments Limited (“Alcentra Investments”) and Alcentra NY, LLC (“Alcentra NY”) on September 28, 2015, as of September 24, 2015, (i) Bank of New York is deemed to have beneficial ownership of 2,979,035 shares or 22.0% of our common stock; (ii) BNY Mellon is deemed to have beneficial ownership of 1,012,039 shares or 7.5% of our common stock; (iii) BNY Alcentra is deemed to have beneficial ownership of 1,966,996 shares or 14.6% of our common stock; and (iv) Alcentra NY is deemed to have beneficial ownership of 1,796,476 shares or 13.3% of our common stock.

Of these shares, (i) Bank of New York shares voting power with respect to 2,979,035 shares of our common stock held by Alcentra NY (1,521,319 shares), BNY Mellon (1,012,039 shares), BNY Mellon Global Credit Alternatives Fund (“Global Credit”) (275,157 shares) and Alcentra Ltd. (170,520 shares); (ii) BNY Mellon shares voting power with respect to 1,012,039 shares of our common stock held by clients of its wealth management branch; (iii) BNY Alcentra shares voting power with respect to 1,966,996 shares of our common stock held by Alcentra NY (1,521,319 shares), Alcentra Ltd. (170,520 shares) and Global Credit (275,157 shares); and (iv) Alcentra NY shares voting power with respect to 1,796,476 shares of our common stock held by Alcentra NY (1,521,319 shares) and Global Credit (275,157 shares).

Of these shares, (i) Bank of New York shares dispositive power with respect to 2,960,616 shares of our common stock held by BNY Mellon (993,620 shares), Alcentra NY (1,521,319 shares), Global Credit (275,157 shares) and Alcentra Ltd. (170,520 shares); (ii) BNY Mellon shares dispositive power with respect to 993,620 shares of our common stock held by clients of its wealth management branch; (iii) BNY Alcentra shares dispositive power with respect to 1,966,996 shares of our common stock held by Alcentra NY (1,521,319 shares), Global Credit (275,157 shares) and Alcentra Ltd. (170,520 shares); and (iv) Alcentra NY shares dispositive power with respect to 1,796,476 shares of our common stock held by Alcentra NY (1,521,319 shares) and Global Credit (275,157 shares).

1,475,620 of the shares of our common stock held by Alcentra NY were acquired by Alcentra Investments in connection with the formation transactions relating to our May 2014 initial public offering (1,450,999 shares) and through participation in our dividend reinvestment plan (24,621 shares) and subsequently transferred to Alcentra NY in connection with an internal restructuring; the remaining 45,699 shares of our common stock held by Alcentra NY were acquired by it in connection with our initial organization in 2013 as well as in connection with a long-term incentive compensation plan (the “LTIP”) maintained by Alcentra NY and Alcentra Ltd. for its employees, including Messrs. Hatfield and Echausse; the 275,157 shares of our common stock held by Global Credit were acquired by it for investment purposes in open market transactions during the fourth quarter of 2014 and the first quarter of 2015; and the 170,520 shares of our common stock held by Alcentra Ltd. were acquired by it in connection with the LTIP.

BNY Mellon’s address is BNY Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. BNY Alcentra’s address and Alcentra Investment’s address is 10 Graham Street, London, England EC2V 7JD.

(2)	Based on the Schedule 13F filed by Kemper Corporation (“Kemper”) and Trinity Universal Insurance Company (“Trinity”), an entity controlled by Kemper Corporation (“Kemper”) on November 6, 2015, as of September 30, 2015 Trinity, a subsidiary of Kemper, is the direct holder of these shares of our common stock and Kemper and Trinity share voting and dispositive power with respect to these shares of our common stock. Kemper’s address is One East Wacker Drive Chicago, Illinois 60601. Trinity’s address is 12790 Merit Drive, Suite 400 Dallas, TX 75251.
(3)	Includes 4,332 shares of phantom stock relating to our shares of common stock that have been allocated to Mr. Echausse pursuant to the LTIP.
(4)	Mr. Hatfield is deemed to have beneficial ownership of (i) 7,381 shares of our common stock held directly by Mr. Hatfield; (ii) 275,157 shares of our common stock held by BNY Mellon Global Credit Alternatives Fund; (iii) 45,699 shares of our common stock held by Alcentra NY, (iv) 170,520 shares of our common stock held by Alcentra Ltd. and (v) 40,243 shares of phantom stock relating to shares of our common stock that have been allocated to Mr. Hatfield pursuant to the LTIP.
(5)	Mr. Scopelliti is deemed to have beneficial ownership of (i) 1,800 shares of our common stock held by the Patricia Scopelliti Trust and (ii) 850 shares of our common stock held directly by Mr. Scopelliti.
*	Represents less than 1%.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of December 18, 2015. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Paul J. Echausse	Over $100,000
Paul Hatfield	Over $100,000
Independent Directors:
T. Ulrich Brechbühl	*
Douglas J. Greenlaw	*
Rudolph L. Hertlein	$50,001 – $100,000

*	Represents less than 1%.
(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act
(3)	The dollar range of equity securities beneficially owned is based on a closing price of $11.23 on December 18, 2015 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance Rule 16a-1(a)(2) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions will be recorded on the trade date. Realized gains or losses will be computed using the specific identification method. Investments for which market quotations are readily available will be valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors will retain one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least quarterly. We also have adopted ASC 820, which requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process will be conducted at the end of each fiscal quarter. Our board of directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. We intend to have independent valuation firms provide us with valuation assistance on a portion of our portfolio on a quarterly basis and our entire portfolio will be reviewed at least annually by independent valuation firms; however, our board of directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation. As part of our quarterly valuation process, we will record an expense accrual relating to the capital gains component of the incentive fee payable by us to Alcentra NY when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to Alcentra NY if we were to liquidate our investment portfolio at such time. The actual incentive fee payable to Alcentra NY related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period computed net of all realized capital losses and unrealized capital depreciation for such period.

A readily available market value is not expected to exist for substantially all of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors — Risks Related to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our Adviser responsible for the portfolio investment;
•	preliminary valuation conclusions will then be documented and discussed with our senior management and our Adviser;
•	the audit committee of our board of directors will then review these preliminary valuations;
•	at least once quarterly, independent valuation firms engaged by our board of directors will prepare preliminary valuations on a selected basis and submit the reports to use; and
•	the board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our Adviser, the independent valuation firm and the audit committee.

Determinations in Connection with Offerings

In connection with offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value, or NAV, of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our board of directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have his or her cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying Computershare Shareowner Services, LLC, the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the Plan Administrator no later than the record date for dividends to stockholders. The Plan Administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the Plan Administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. However, certain brokerage firms may charge brokerage charges or other charges to their customers. We will pay the Plan Administrator’s fees under the plan. If a participant elects by written notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are common stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the Plan Administrator via its website at www.computershare.com/investor by filling out the transaction request form located at the bottom of their statement and sending it to the Plan Administrator at Computershare Trust Company, N.A., PO Box 30170, College Station, TX 77842-3170, or by calling the Plan Administrator at (800) 522-6645.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Computershare Trust Company, N.A., PO Box 30170, College Station, TX 77842-3170.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes material provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. Our common stock has been approved for listing on The Nasdaq Global Select Market under the ticker symbol “ABDC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of December 18, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	13,516,766

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the Control Share Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Alcentra Capital Corporation and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Alcentra Capital Corporation and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure —  Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost, expenses, and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; or
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions.

Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations”, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, warrants, subscription rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•	A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated effective as of our taxable year ended December 31, 2014, and qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which generally is our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Acquisition of Portfolio Assets of the Legacy Funds

We believe that our acquisition of the Legacy Funds’ portfolio assets in exchange for shares of our common stock generally was tax free to us and the Legacy Funds. As a result, our initial adjusted basis in the Legacy Funds’ portfolio assets was equal to the Legacy Funds’ adjusted basis in such assets immediately prior to our acquisition of such assets increased by any gain recognized by the Legacy Funds as a result of such transaction. Such adjusted basis will be used in determining the amount of our taxable gain or loss upon a sale or other disposition of such assets. To the extent that such assets had built-in gain (i.e., assets whose fair market value exceeds our tax basis at the time we acquired them) on the date of acquisition, when such gain is recognized by us upon a sale or other disposition such assets, we will be required to distribute such gain to our shareholders in order to eliminate our liability for corporate-level U.S. federal income tax on such gain and possibly to maintain our qualification as a RIC under the Code. Investors will be subject to tax on the distribution even though such gain accrued prior to our acquisition of such assets and even though the distribution effectively represents a return of their investment.

In addition, to the extent that any beneficial owner of interests in the Legacy Funds on the date of our acquisition of the Legacy Funds’ portfolio assets was a C corporation (a “corporate partner”), we will be required to pay a corporate-level tax on the net amount of any such built-in gains attributable to the corporate partners that we recognize during the ten-year period (or shorter applicable period) beginning on the date of acquisition. Alternatively, we may make a special election to cause the gain to be recognized at the time of the acquisition. In that event, the Legacy Funds would be required to recognize such built-in gain as if a proportionate share of such Funds’ assets were sold at the time of the acquisition. We do not anticipate making this election at this time. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period (or shorter applicable period), the actual amount of net built-in gain or loss present in those assets as of the acquisition date and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all shareholders (not just any former corporate partners) and will reduce the amount available for distribution to shareholders.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus our realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for taxable years prior to December 31, 2013, U.S. source withholding taxes was not imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. The exemption applied to dividends with respect to taxable years of RICs beginning before January 1, 2014. No assurance can be given as to whether this extension of the exemption will be extended for taxable years after 2013. In addition, no assurance can be given whether any of our distributions will be reported as eligible for this exemption from withholding tax (if extended).

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act, or FATCA, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds its units, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (five years for taxable years beginning prior to December 31, 2013), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also may not acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
º	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

º	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(3)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(4)	Securities of any eligible portfolio company which we control.
(5)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in Qualifying Assets categories 1, 2 or 3. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our code of ethics is attached as an exhibit to the registration statement on Form N-2 (file number 333-199622) filed on January 14, 2015, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser. The Proxy Voting Policies and Procedures of our Adviser are set out below. The guidelines will be reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of the portfolio securities we hold. Although our Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our Adviser has established a proxy voting committee and adopted proxy voting guidelines and related procedures. The proxy voting committee establishes proxy voting guidelines and procedures, oversees the internal proxy voting process, and reviews proxy voting issues. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how our Adviser voted proxies by making a written request for proxy voting information to: Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, or by telephone at (212) 922-8240.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We are also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with investment funds, accounts or investment vehicles managed by our Adviser when each of us and such investment fund, account or investment vehicle will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for an investment fund, account or investment vehicle managed by our Adviser to invest in different securities of the same issuer, our Adviser will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by our Adviser has previously invested.

We and our Adviser have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with investment funds, accounts or investment vehicles managed by our Adviser where such investment is consistent with our investment objective, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts or investment vehicles managed by our Adviser may afford us additional investment opportunities and the ability to achieve greater diversification. Accordingly, any application would seek an exemptive order permitting us to negotiate more than price terms when investing with investment funds, accounts or investment vehicles managed by our Adviser in the same portfolio companies.

Moreover, under the terms of the exemptive relief we have requested, it is expected that we would undertake that, in connection with any commitment to a co-investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that an application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

Our Status as an Emerging Growth Company

We are an “emerging growth company, or “EGC,” as defined in the Jumpstart Our Business Startups Act, or the “JOBS Act.” An EGC is defined as a company with total annual gross revenues of less than $1 billion in its most recently completed fiscal year. An EGC will retain such status until the earlier of: (1) the fifth anniversary of the date it first sold securities pursuant to an initial public offering registration statement; (2) the last day of the fiscal year in which it first exceeds $1 billion in annual gross revenues; (3) the time it becomes a large accelerated filer (an SEC registered company with a public float of at least $700 million); or (4) the date on which the EGC has, within the previous three years, issued $1 billion of nonconvertible debt.

The JOBS Act affords an EGC an opportunity to get a temporary reprieve from certain SEC regulations by exempting an EGC from these regulations for up to five years. These eased requirements include an exemption from certain financial disclosure and governance requirements and relaxed restrictions on the sale of securities. The JOBS Act provides scaled disclosure provisions for EGCs, including, among other things, removing the requirement that EGCs comply with Sarbanes-Oxley Act Section 404(b) auditor attestation of internal control over financial reporting.

Section 107(b) of the JOBS Act also permits an EGC to elect an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until such time as these new or revised standards are made applicable to all private companies. We have elected to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates.

Compliance with NASDAQ Global Select Market Listing Requirements

Our shares of common stock are listed on the NASDAQ Global Select Market under the symbol “ABDC.” As a listed company on the NASDAQ Global Select Market, we are subject to various listing standards, including corporate governance listing standards. We will monitor our compliance with all listing standards and will take actions necessary to ensure that we are in compliance therewith.

Compliance with Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Compliance with the Bank Holding Company Act

BNY Mellon is a bank holding company, or a “BHC” under the Bank Holding Company Act of 1956, as amended, or the “BHCA.” BNY Mellon is also a financial holding company, or “FHC,” under the BHCA, which is a status available to BHCs that meet certain criteria. As a BHC and FHC, the activities of BNY Mellon and its affiliates are subject to certain restrictions imposed by the BHCA and related regulations. BHCs and FHCs are subject to supervision and regulation by the Federal Reserve. Because BNY Mellon may be deemed to “control” us within the meaning of the BHCA, restrictions under the BHCA could apply to us. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including, but not limited to, the Federal Reserve, may restrict the transactions and relationships between our Adviser, BNY Mellon and their affiliates, on the one hand, and us on the other hand, and may restrict our investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict our Adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including our Adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments. Additionally, BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on BNY Mellon, us or other funds and accounts managed by our Adviser and its affiliates. “See Risk Factors — Risks Relating to Our Business and Structure — Our activities may be limited as a result of being controlled by a bank holding company.”

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. Computershare Trust Company, N.A. serves as our transfer agent and registrar for our shares of common stock. The principal business address of Computershare Trust Company, N.A. is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Adviser may select a broker based upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLC, Washington, DC and for the underwriters, if any, by the counsel named in the related prospectus supplement.             .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected KPMG LLP as our independent registered public accounting firm. The financial statements of BNY Mellon-Alcentra Mezzanine III, L.P., predecessor to Alcentra Capital Corporation, as of and for the periods from January 1, 2014 through May 7, 2014 and from May 8, 2014 through December 31, 2014 and year ended December 31, 2013 included in this prospectus have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.alcentracapital.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 200 Park Avenue, 7th Floor, New York, New York 10166. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Assets and Liabilities

	Alcentra Capital Corporation and Subsidiary	Alcentra Capital Corporation and Subsidiary
	As of September 30, 2015 (Unaudited)	As of December 31, 2014
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $194,158,069 and $165,921,535, respectively)	$194,281,248	$167,325,100
Non-controlled, affiliated investments, at fair value (cost of $63,745,820 and $61,564,299, respectively)	67,237,740	61,253,192
Controlled, affiliated investments, at fair value (cost $27,215,471 and $26,596,938, respectively)	27,417,562	30,055,562
Total of portfolio investments, at fair value (cost $285,119,360 and $254,082,772, respectively)	288,936,550	258,633,854
Cash	11,472,602	10,022,617
Dividends and interest receivable	2,184,610	1,417,500
Receivable for investments sold	—	4,753
Deferred financing costs	2,187,410	1,986,520
Deferred note offering costs	1,031,906	25,743
Prepaid expenses and other assets	189,274	128,388
Total Assets	$306,002,352	$272,219,375
Liabilities
Credit facility payable	$52,654,738	$62,499,154
Notes payable	40,000,000	—
Payable for investments purchased	—	8,717
Other accrued expenses and liabilities	362,462	539,417
Directors’ fees payable	36,500	85,692
Professional fees payable	330,927	409,628
Interest and credit facility expense payable	1,244,429	216,476
Management fee payable	1,273,705	615,668
Income-based incentive fees payable	1,749,155	—
Distributions payable	4,595,700	4,595,700
Unearned structuring fee revenue	856,612	517,339
Income tax liability	187,269	45,272
Deferred tax liability	977,183	1,697,004
Total Liabilities	104,268,680	71,230,067
Commitments and Contingencies (Note 13)
Net Assets
Common stock, par value $0.001 per share (100,000,000 shares authorized, 13,516,766 and 13,516,766 shares issued and outstanding, respectively)	13,517	13,517
Additional paid-in capital	197,709,624	197,838,155
Accumulated net realized gain	169,263	71,712
Undistributed net investment income	1,193,312	211,846
Net unrealized appreciation (depreciation) on investments, net of provision for taxes of $1,169,234 and $1,697,004 as of September 30, 2015 and December 31, 2014, respectively	2,647,956	2,854,078
Total Net Assets	201,733,672	200,989,308
Total Liabilities and Net Assets	$306,002,352	$272,219,375
Net Asset Value Per Share	$14.92	$14.87

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Operations

	Alcentra Capital Corporation and Subsidiary	Alcentra Capital Corporation and Subsidiary	Alcentra Capital Corporation and Subsidiary	BNY Mellon-Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary
	For the three months ended September 30, 2015 (Unaudited)	For the three months ended September 30, 2014 (Unaudited)	For the nine months ended September 30, 2015 (Unaudited)	For the period from January 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through September 30, 2014 (Unaudited)
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$5,133,259	$2,000,127	$13,577,787	$2,335,475	$3,695,002
Paid-in-kind interest income from portfolio investments	439,608	142,614	2,341,772	569,637	611,686
Other income from portfolio investments	452,038	882,879	1,407,320	649,961	882,879
Dividend income from portfolio investments	—	374,660	302,874	251,752	374,660
From non-controlled, affiliated investments:
Interest income from portfolio investments	1,001,296	968,009	3,209,301	1,089,807	1,542,931
Paid in-kind income from portfolio investments	655,205	411,491	1,897,750	341,850	664,379
Other income from portfolio investments	23,435	947	72,320	788,083	947
From controlled, affiliated investments:
Interest income from portfolio investments	588,627	698,620	1,746,836	769,953	1,157,492
Paid in-kind income from portfolio investments	213,674	209,415	618,532	521,321	393,410
Other income from portfolio investments	—	172,425	64,843	444,055	172,425
Total investment income	8,507,142	5,861,187	25,239,335	7,761,894	9,495,811
Expenses:
Management fees	1,273,705	925,477	3,641,673	699,473	1,450,025
Income-based incentive fees	546,027	—	1,749,155	—	—
Capital gains incentive fees	(434,217)	763,550	1,001,467	—	763,550
Professional fees	167,356	141,252	527,291	84,642	224,822
Valuation services	89,822	—	312,737	—	162,700
Interest and credit facility expense	1,197,553	376,569	2,870,559	50,214	595,924
Amortization of deferred financing costs	229,716	123,905	608,973	—	194,683
Directors’ fees	57,635	26,916	171,826	—	106,916
Insurance expense	67,449	—	204,990	—	—
Other expenses	170,052	281,937	383,564	7	320,983
Total expenses	3,365,098	2,639,606	11,472,235	834,336	3,819,603
Waiver of management fees by the Investment Advisor	—	(610,568)	—	—	(610,568)
Waiver of capital gains incentive fees	—	(763,550)	(1,001,467)	—	(763,550)
Net expenses	3,365,098	1,265,488	10,470,768	834,336	2,445,485
Net investment income	5,142,044	4,595,699	14,768,567	6,927,558	7,050,326
Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	244,000	17,875	97,551	51,961	17,875
Non-controlled, affiliated investments	—	—	—	—	—
Controlled, affiliated investments	—	—	—	—	—
Net realized gain (loss) from portfolio investments	244,000	17,875	97,551	51,961	17,875

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Operations – (continued)

	Alcentra Capital Corporation and Subsidiary	Alcentra Capital Corporation and Subsidiary	Alcentra Capital Corporation and Subsidiary	BNY Mellon-Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary
	For the three months ended September 30, 2015 (Unaudited)	For the three months ended September 30, 2014 (Unaudited)	For the nine months ended September 30, 2015 (Unaudited)	For the period from January 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through September 30, 2014 (Unaudited)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	$(744,397)	$870,554	$(1,280,386)	$2,974,591	$818,361
Non-controlled, affiliated investments	390,429	1,118,082	3,803,027	—	968,571
Controlled, affiliated investments	(2,874,502)	1,299,642	(3,256,533)	—	2,833,819
Net change in unrealized appreciation (depreciation) from portfolio investments	(3,228,470)	3,288,278	(733,892)	2,974,591	4,620,751
Benefit/(Provision) for taxes on unrealized gain on investments	1,096,875	—	527,770	—	—
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	(1,887,595)	3,306,153	(108,571)	3,026,552	4,638,626
Net Increase in Net Assets Resulting from Operations	$3,254,449	$7,901,852	$14,659,996	$9,954,110	$11,688,952

Basic and diluted:
Net investment income per share	$0.38	$0.34	$1.09	N.A.	$0.52
Earnings per share	$0.24	$0.58	$1.08	N.A.	$0.86
Weighted Average Shares of Common Stock Outstanding	13,516,766	13,516,766	13,516,766	N.A.	13,516,766
Dividends declared per common share	$0.340	$0.340	$1.020	N.A.	$0.518

*	Commencement of operations of the Company.

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Changes in Net Assets

	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary
	For the nine months ended September 30, 2015 (unaudited)	For the period from January 1, 2014 through May 7, 2014 (unaudited)	For the period from May 8, 2014 through September 30, 2014 (unaudited)
Beginning Balances
General Partner	N.A.	4,967,879	N.A.
Limited Partners	N.A.	105,671,548	N.A.
Total Beginning Balances	N.A.	110,639,427	N.A.
Capital contributions
General Partner	N.A.	—	N.A.
Limited Partners	N.A.	58,915,014	N.A.
Total	N.A.	58,915,014	N.A.
Distributions
General Partner	N.A.	—	N.A.
Limited Partners	N.A.	(3,941,341)	N.A.
Total	N.A.	(3,941,341)	N.A.
Net increase in net assets resulting from operations
General Partner	N.A.	—	N.A.
Limited Partners	N.A.	9,954,110	N.A.
Total	N.A.	9,954,110	N.A.
Carried interest allocation
General Partner	N.A.	924,599	N.A.
Limited Partners	N.A.	(924,599)	N.A.
Total	N.A.	—	N.A.
Total – General Partner	N.A.		N.A.
Total – Limited Partners	N.A.		N.A.
Ending Balance	N.A.	$175,567,210	N.A.
Increase (decrease) in net assets resulting from operations
Net investment income	$14,768,567	N.A.	$7,050,326
Net realized gain (loss) on investments	97,551	N.A.	17,875
Net change in unrealized appreciation (depreciation) on investments	(733,892)	N.A.	4,620,751
Benefits/(Provision) for taxes on unrealized gain on investments	527,770	N.A.	—
Net increase (decrease) in net assets resulting from operations	14,659,996	N.A.	11,688,952

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Changes in Net Assets – (continued)

	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary
	For the nine months ended September 30, 2015 (unaudited)	For the period from January 1, 2014 through May 7, 2014 (unaudited)	For the period from May 8, 2014 through September 30, 2014 (unaudited)
Capital transactions
Proceeds from issuance of common stock from initial public offering (net of sales load)	—	N.A.	107,912,490
Proceeds from issuance of common stock to Limited Partners	—	N.A.	91,500,000
Offering costs	(128,531)	N.A.	(1,314,602)
Net increase (decrease) in net assets resulting from capital transactions	(128,531)	N.A.	198,097,888
Distributions to shareholders from:
Net investment income	(13,787,101)	N.A.	(7,001,685)
Realized gains	—	N.A.	—
Total distributions to shareholders	(13,787,101)	N.A.	(7,001,685)
Total increase (decrease) in net assets	744,364	N.A.	202,785,155
Net assets at beginning of period	200,989,308	N.A.	1,500
Net assets at end of period [including Accumulated net investment income of $1,193,312 and $48,641, respectively]	$201,733,672	N.A.	$202,786,655

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Cash Flows

	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary
	For the nine months ended September 30, 2015 (Unaudited)	For the period from January 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through September 30, 2014 (Unaudited)
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$14,659,996	$9,954,110	$11,688,952
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from portfolio investments	(97,551)	(51,961)	(17,875)
Net change in unrealized (appreciation) depreciation of portfolio investments	733,892	(2,974,591)	(4,620,751)
Deferred tax liability	(719,821)	—	—
Paid in-kind interest income from portfolio investments	(4,858,054)	(1,432,808)	(1,669,475)
Accretion of discount on debt securities	(350,577)	(2,122,109)	(50,336)
Purchases of portfolio investments	(73,781,836)	(48,769,079)	(143,466,845)
Net proceeds from sales/return of capital of portfolio investments	48,051,430	15,780,666	27,109,542
Amortization of deferred financing costs	608,973	—	194,683
(Increase) decrease in operating assets:
Dividends and interest receivable	(767,110)	87,770	(941,221)
Receivable for investments sold	4,753	—	(263,373)
Due from Limited Partners	—	(30,023)	—
Prepaid expenses and other assets	(60,886)	348,518	(169,202)
Increase (decrease) in operating liabilities:
Payable for investments purchased	(8,717)	—	39,753
Other accrued expenses and liabilities	(176,955)	25,661	970,307
Accrued organization and offering costs	—	—	(1,271,134)
Directors' fees payable	(49,192)	—	60,245
Professional fees payable	(78,701)	—	155,775
Interest and credit facility expense payable	1,027,953	(15,614)	314,708
Management fee payable	658,037	(714,014)	314,910
Income-based incentive fees payable	1,749,155	—	—
Unearned structuring fee revenue	339,273	—	—
Income tax	141,997	—	—
Net cash used in operating activities	(12,973,941)	(29,919,414)	(111,621,337)

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Cash Flows – (continued)

	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary
	For the nine months ended September 30, 2015 (Unaudited)	For the period from January 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through September 30, 2014 (Unaudited)
Cash Flows from Financing Activities
Proceeds from issuance of common stock from initial public offering	$—	$—	$107,912,490
Proceeds from bridge facility	—	—	94,154,819
Payment of bridge facility	—	—	(94,154,819)
Financing costs paid	(809,863)	—	(1,629,074)
Offering costs paid	(1,134,694)	—	—
Proceeds from credit facility payable	147,652,027	15,000,000	76,265,808
Repayments of credit facility payable	(157,496,443)	(30,000,000)	(49,326,654)
Proceeds from notes payable	40,000,000	—	—
Distributions paid to shareholders	(13,787,101)	—	(2,405,985)
Capital contributions received from Partners	—	58,834,796	—
Cash distributions paid to Partners	—	(3,941,341)	—
Net cash provided by (used in) financing activities	14,423,926	39,893,455	130,816,585
Increase (decrease) in cash and cash equivalents	1,449,985	9,974,041	19,195,248
Cash at beginning of period	10,022,617	729,431	1,500
Cash and Cash Equivalents at End of Period	$11,472,602	$10,703,472	$19,196,748
Supplemental and non-cash financing activities:
Cash paid during the period for interest	$3,289,539	$65,828	$475,899
Accrued offering costs	$2,485	$—	$43,468
Accrued distributions payable	$4,595,700	$168	$4,595,700
Acquisition of investments via exchange of common shares of the Company	$—	$—	$91,500,000

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments
As of September 30, 2015
(Unaudited)

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 96.31%
Senior Secured – First Lien — 29.67%
A2Z Wireless Holdings, Inc.(2),(3)	Telecommunications	LIBOR + 11.75%		3/31/2018	10,013,550	$9,848,070	$10,514,000	5.21%
Aphena Pharma Solutions(4)	Packaging	8.50% Cash, 2.0% PIK		3/3/2019	3,773,371	3,773,371	3,773,371	1.87%
Black Diamond Rentals	Oil & Gas Services	12% Cash, 2.0% PIK		7/8/2018	12,961,865	12,961,865	12,961,865	6.43%
HealthFusion, Inc.	High Tech Industries	13% Cash		12/17/2018	5,750,000	5,750,000	5,923,000	2.94%
IGT(2),(3)	Industrial Services	LIBOR + 8.50% Cash	1.00%	12/10/2019	9,158,125	9,060,883	9,158,125	4.54%
Response Team Holdings LLC(3)	Restoration Services	LIBOR + 8.50% Cash, 1.00% PIK	2.00%	3/28/2019	9,353,409	9,353,409	9,353,409	4.64%
Stancor, Inc.(3)	Wholesale/ Distribution	LIBOR + 8.0%	0.75%	8/19/2019	7,000,000	7,000,000	7,000,000	3.47%
Triton Technologies(4)	Call Center Services	8.50% Cash, 2.0% PIK		10/23/2018	1,200,000	1,187,941	1,200,000	0.59%
Total Senior Secured – First Lien						58,935,539	59,883,770	29.69%
Senior Secured – Second Lien — 24.04%
Alpine Waste(2),(3)	Waste Services	LIBOR + 9.0% Cash, 0.5% PIK	1.00%	12/30/2020	9,034,419	$9,034,419	$9,034,419	4.48%
Bioventus(3)	Healthcare: Orthopedic Products	LIBOR + 10.0% Cash	1.00%	4/10/2020	12,000,000	11,800,437	12,000,000	5.95%
Conisus LLC(3)	Media: Advertising, Printing & Publishing	LIBOR + 10.25% Cash	1.00%	6/23/2021	11,750,000	11,750,000	11,750,000	5.82%
Graco Supply Company	Aerospace	12% Cash		3/17/2021	4,000,000	4,000,000	4,000,000	1.98%
Nation Safe Drivers (NSD)(3)	Automotive Business Services	LIBOR + 8.0%	2.00%	9/29/2020	11,721,154	11,721,154	11,721,154	5.81%
Total Senior Secured – Second Lien						48,306,010	48,505,573	24.04%
Senior Subordinated — 30.01%
Dentistry For Children, Inc.(2)	Healthcare Services	11% Cash, 2.25% PIK		9/1/2017	14,753,344	$14,753,344	$14,753,344	7.31%
GST Autoleather	Automotive	11% Cash, 2.0% PIK		1/11/2021	8,200,911	8,200,911	8,200,911	4.07%
Media Storm, LLC	Media & Entertainment	10% Cash		8/28/2019	2,454,546	2,454,546	2,454,546	1.22%
My Alarm Center, LLC	Security	13% Cash, 3.25% PIK		7/9/2018	9,632,518	9,632,518	9,632,518	4.77%
Pharmalogic Holdings Corp.	Healthcare Services	12% Cash		9/1/2021	15,500,000	15,500,000	15,500,000	7.68%
Radiant Logistics(3)	Transportation Logistics	LIBOR + 11% Cash	1.00%	4/2/2021	10,000,000	10,000,000	10,000,000	4.96%
Total Senior Subordinated						60,541,319	60,541,319	30.04%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments
As of September 30, 2015
(Unaudited)

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Equity/Other — 12.57%
City Carting Holding Company, Inc., Series A Preferred Shares(5)	Waste Services	22% PIK		1/31/2016	8,316,783	$8,316,783	$8,316,783	4.13%
Series B Preferred Shares(5)		18% PIK		1/31/2016	4,152,842	$4,152,842	$3,652,844	1.81%
						12,469,625	11,969,627	5.93%
Dentistry For Children, Inc., Class A-1 Units(6)	Healthcare Services				2,000,000	2,203,000	3,300,000	1.64%
HealthFusion, Inc., Warrants(6)	High Tech Industries				418,000	418,000	1,552,000	0.77%
IGT, Preferred Shares(6)	Industrial Services				1,048,961	1,048,961	1,048,961	0.52%
Common Shares(6)					44,000	44,000	44,000	0.02%
						1,092,961	1,092,961	0.54%
Media Storm, LLC, Preferred Shares(6)	Media & Entertainment				1,216,204	2,346,964	1,038,999	0.52%
Response Team Holdings LLC, Preferred Shares	Restoration Services	12% PIK		3/28/2019	2,844,651	2,844,651	2,132,999	1.06%
Warrants(6)					5	—	—	—
						2,844,651	2,132,999	1.06%
Wholesome Sweeteners, Inc., Common Shares(6)	Food & Beverage				5,000	5,000,000	4,264,000	2.11%
Total Equity/Other						26,375,201	25,350,586	12.57%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						194,158,069	194,281,248	96.31%
Investments in Non-Controlled, Affiliated Portfolio Companies — 33.33%*
Senior Secured – First Lien — 1.90%
Show Media, Inc.	Media & Entertainment	5.5% Cash, 5.5% PIK		8/10/2017	3,929,044	$3,693,801	$3,825,000	1.90%
Total Senior Secured – First Lien						3,693,801	3,825,000	1.90%
Senior Secured – Second Lien — 5.95%
Southern Technical Institute, Inc.(3)	Education	LIBOR + 9.75%	1.00%	12/2/2020	12,000,000	$12,000,000	$12,000,000	5.95%
Total Senior Secured – Second Lien						12,000,000	12,000,000	5.95%
Senior Subordinated — 14.36%
ACT Lighting	Wholesale	12% Cash, 2% PIK		7/24/2019	8,463,475	$8,322,761	$8,463,475	4.20%
		8% PIK		7/24/2020	1,924,976	1,769,643	1,924,976	0.95%
						10,092,404	10,388,451	5.15%
Battery Solutions, Inc.	Environmental/ Recycling Services	6% Cash, 8% PIK		12/20/2018	2,003,931	2,003,931	2,003,931	0.99%
DBI Holding, LLC	Infrastructure Maintenance	12% Cash, 4% PIK		9/6/2019	8,941,380	8,941,380	8,941,380	4.43%
		16% PIK		9/6/2019	8,112,633	7,708,218	7,642,000	3.79%
						16,649,598	16,583,380	8.22%
Total Senior Subordinated						28,745,933	28,975,762	14.36%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments
As of September 30, 2015
(Unaudited)

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Equity/Other — 11.12%
ACT Lighting, Warrants(6)	Wholesale			7/24/2019	143,000	$143,000	$1,314,000	0.65%
Battery Solutions, Inc., Class A Units(6)	Environmental/ Recycling Services				5,000,000	$1,058,000	$—	—
Class E Units		8% PIK		12/20/2018	3,448,979	3,448,979	3,448,979	1.71%
						4,506,979	3,448,979	1.71%
DBI Holding, LLC, Warrants(6)	Infrastructure Maintenance			3/6/2024	519,412	519,412	2,979,000	1.48%
Net Access Corporation, Class A Units(6)	Technology				3,000,000	8,112,000	11,124,000	5.51%
Show Media, Inc., Units(6)	Media & Entertainment				4,092,210	3,747,428	—	—
Southern Technical Institute, Inc., Class A Units(6)	Education				3,164,063	2,167,000	3,428,999	1.70%
Warrants(6)					110,267	110,267	142,000	0.07%
						2,277,267	3,570,999	1.77%
Total Equity/Other						19,306,086	22,436,978	11.12%
Total Investments in Non-Controlled, Affiliated Portfolio Companies						63,745,820	67,237,740	33.33%
Investments in Controlled, Affiliated Portfolio Companies — 13.59%**
Senior Secured – First Lien — 9.08%
DRC Emergency Services	Disaster Recovery Services	10% Cash		1/11/2020	5,000,000	$5,000,000	$5,000,000	2.48%
		8% Cash		6/30/2016	666,560	666,560	666,560	0.33%
						5,666,560	5,666,560	2.81%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 2% PIK		11/18/2018	12,500,000	12,500,000	12,657,000	6.27%
Total Senior Secured – First Lien						18,166,560	18,323,560	9.08%
Equity/Other — 4.51%
DRC Emergency Services, Preferred Shares	Disaster Recovery Services	10% PIK			8,503,991	$7,242,369	$5,283,002	2.62%
FST Technical Services, LLC, Common Shares	Technology & Telecom	9% PIK			1,750,000	1,806,542	3,811,000	1.89%
Total Equity/Other						9,048,911	9,094,002	4.51%
Total Investments in Controlled, Affiliated Portfolio Companies						27,215,471	27,417,562	13.59%
Total Investments						285,119,360	288,936,550	143.23%
Liabilities In Excess Of Other Assets							(87,202,878)	(43.23)%
Net Assets							$201,733,672	100.00%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments
As of September 30, 2015
(Unaudited)

*	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the nine months ended September 30, 2015 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2014	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at September 30, 2015
ACT Lighting	$10,849,399	$239,289	$—	$1,035,846	$11,702,451
Battery Solutions, Inc.	4,576,000	3,576,012	3,333,333	473,603	5,452,910
DBI Holding, LLC	16,102,785	1,254,627	—	2,139,750	19,562,380
Net Access Corporation	9,412,000	—	—	34,748	11,124,000
Show Media, Inc.	4,596,000	3,584,262	3,423,107	513,645	3,825,000
Southern Technical Institute, Inc.	15,717,008	—	—	981,779	15,570,999
	$61,253,192	$8,654,190	$6,756,440	$5,179,371	$67,237,740
**	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the nine months ended September 30, 2015 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair Value at December 31, 2014	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at September 30, 2015
The DRC Group	$12,596,562	$618,532	$—	$1,038,284	$10,949,562
FST Technical Services, LLC	17,459,000	—	—	1,391,926	16,468,000
	$30,055,562	$618,532	$—	$2,430,210	$27,417,562
***	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	The investment has an unfunded commitment as of September 30, 2015 which is excluded from the presentation (see Note 13).
(3)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(4)	The investments are portfolio companies of Enhanced Equity Fund, L.P. (“EEF”). EEF has guaranteed the portfolio company’s obligations to the company pursuant to this investment
(5)	City Carting Holding Company, Inc. is in the process of exploring strategic alternatives. As a result, the maturity dates of the Preferred Shares have been extended to January 31, 2016.
(6)	Non-income producing security.

Abbreviation Legend

PIK — Payment-In-Kind

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 83.25%
Senior Secured – First Lien — 36.94%
Aphena Pharma Solutions(8)	Packaging	8.50% Cash, 2.0% PIK		3/3/2019	3,716,716	$3,716,716	$3,716,716	1.85%
Black Diamond Rentals	Oil & Gas Services	12% Cash, 2.0% PIK		7/8/2018	12,767,248	12,767,248	13,044,000	6.49%
Datascan Holdings, Inc.(7)	Business Services	LIBOR + 9.75%	1.00%	12/17/2018	3,000,000	3,000,000	3,000,000	1.49%
HealthFusion, Inc.(2)	Healthcare Services	13% Cash		10/7/2018	5,750,000	5,750,000	5,980,000	2.97%
IGT(2)(7)	Industrial Services	LIBOR + 8.50% Cash	1.00%	12/10/2019	9,000,000	8,893,250	9,000,000	4.48%
North Atlantic Petroleum(3)	Retail Distribution	10.75% Cash		11/13/2017	14,625,000	14,625,000	14,625,000	7.28%
Response Team Holdings LLC(7)	Restoration Services	LIBOR + 8.50% Cash, 1.00% PIK	2.00%	3/28/2019	9,518,307	9,518,307	9,520,288	4.74%
Stancor, Inc.(7)	Wholesale/ Distribution	LIBOR + 8.0%	0.75%	8/19/2019	7,000,000	7,000,000	7,000,000	3.48%
Triton Technologies(8)	Call Center Services	8.50% Cash, 2.0% PIK		10/23/2018	1,200,000	1,185,145	1,201,000	0.60%
Well Biz Brands(8)	Consumer Services	8.50% Cash, 2.0% PIK		10/23/2018	7,167,144	7,167,144	7,167,144	3.56%
Total Senior Secured – First Lien						73,622,810	74,254,148	36.94%
Senior Secured – Second Lien — 17.29%
Alpine Waste(2)(7)	Waste Services	LIBOR + 9.0% Cash, 0.5% PIK	1.00%	12/30/2020	9,000,000	$9,000,000	$9,000,000	4.48%
Bioventus(7)	Healthcare: Orthopedic Products	LIBOR + 10.0% Cash	1.00%	4/10/2020	12,000,000	11,760,000	12,000,000	5.97%
Nation Safe Drivers (NSD)(2)(7)	Automotive	LIBOR + 8.0%	2.00%	9/29/2020	6,173,798	6,173,798	6,173,798	3.07%
Puerto Rico Cable Acquisition Company d/b/a Choice Cable TV(7)	Media: Broadcasting & Subscription	LIBOR + 8.50%	1.00%	5/30/2019	7,500,000	7,397,404	7,575,000	3.77%
Total Senior Secured – Second Lien						34,331,202	34,748,798	17.29%
Senior Subordinated — 12.46%
Dentistry For Children, Inc.(2)	Healthcare Services	11% Cash, 2.25% PIK		9/1/2017	14,506,700	$14,506,700	$14,506,700	7.22%
GST Autoleather	Automotive	11% Cash, 2.0% PIK		1/11/2021	8,077,778	8,077,778	8,077,778	4.02%
Media Storm, LLC	Media & Entertainment	10% Cash		8/28/2019	2,454,545	2,454,545	2,454,545	1.22%
Total Senior Subordinated						25,039,023	25,039,023	12.46%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Equity/Other — 16.56%
American Addiction Centers, Series A Redeemable Preferred Equity(4)	Healthcare & Pharmaceuticals	12% Cash		4/15/2017	8,000,000	$8,000,000	$8,160,000	4.06%
City Carting Holding Company, Inc., Series A Preferred Shares	Waste Management	7% Cash, 15% PIK		4/30/2015	7,478,639	7,478,639	7,478,639	3.72%
Series B Preferred Shares		10% Cash, 8% PIK			3,876,840	3,876,840	3,876,840	1.93%
						11,355,479	11,355,479	5.65%
Dentistry For Children, Inc., Class A-1 Units(5)	Healthcare Services				1,500,000	2,203,000	2,262,000	1.13%
HealthFusion, Inc., Warrants(5)	Healthcare Services				418,000	418,000	754,000	0.38%
IGT, Preferred Shares(5)	Industrial Services				962,651	962,651	962,651	0.48%
Common Shares(5)					44,000	44,000	44,000	0.02%
						1,006,651	1,006,651	0.50%
Media Storm, LLC, Preferred Shares(5)	Media & Entertainment				1,216,204	2,346,964	2,555,000	1.27%
Response Team Holdings LLC, Preferred Shares	Restoration Services	12% PIK		3/28/2019	2,598,406	2,598,406	2,599,001	1.29%
Response Team Holdings LLC, Warrants(5)					5	—	—	—
Wholesome Sweeteners, Inc., Common Shares(5)	Food & Beverage				5,000	5,000,000	4,591,000	2.28%
Total Equity/Other						32,928,500	33,283,131	16.56%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						165,921,535	167,325,100	83.25%
Investments in Non-Controlled, Affiliated Portfolio Companies — 30.48%*
Senior Secured – First Lien — 2.29%
Show Media, Inc.	Media & Entertainment	11.0% PIK		8/10/2017	7,535,778	$6,761,028	$4,596,000	2.29%
Total Senior Secured – First Lien						6,761,028	4,596,000	2.29%
Senior Secured – Second Lien — 5.97%
Southern Technical Institute, Inc.(7)	Education	LIBOR + 9.75%	1.00%	12/2/2020	12,000,000	$12,000,000	$12,000,000	5.97%
Total Senior Secured – Second Lien						12,000,000	12,000,000	5.97%
Senior Subordinated — 14.90%
ACT Lighting	Wholesale	12% Cash, 2% PIK		7/24/2019	8,336,399	$8,177,158	$8,336,399	4.15%
		8% PIK		7/24/2020	1,812,763	1,640,216	1,680,000	0.84%
						9,817,374	10,016,399	4.99%
Battery Solutions, Inc.	Environmental/ Recycling Services	12% Cash, 2% PIK		12/20/2018	5,210,232	5,210,232	4,576,000	2.28%
DBI Holding, LLC	Infrastructure Maintenance	12% Cash, 1% PIK		9/6/2019	8,631,785	8,631,785	8,631,785	4.29%
		13% PIK		9/6/2019	7,167,600	6,709,880	6,723,000	3.34%
						15,341,665	15,354,785	7.63%
Total Senior Subordinated						30,369,271	29,947,184	14.90%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Equity/Other — 7.32%
ACT Lighting, Warrants(5)	Wholesale			7/24/2019	143,000	$143,000	$833,000	0.41%
Battery Solutions, Inc., Class A Units(5)	Environmental/ Recycling Services				5,000,000	1,058,000	—	—
DBI Holding, LLC, Warrants(5)	Infrastructure Maintenance			3/6/2024	519,412	519,412	748,000	0.37%
Net Access Corporation, Class A Units(5)	Technology				3,000,000	8,112,000	9,412,000	4.68%
Show Media, Inc., Units(5),(6)	Media & Entertainment				324,321	324,321	—	—
Southern Technical Institute, Inc., Class A Units(5)	Education				3,164,063	2,167,000	3,606,741	1.80%
Warrants(5)					110,267	110,267	110,267	0.06%
						2,277,267	3,717,008	1.86%
Total Equity/Other						12,434,000	14,710,008	7.32%
Total Investments in Non-Controlled, Affiliated Portfolio Companies						61,564,299	61,253,192	30.48%
Investments in Controlled, Affiliated Portfolio Companies — 14.95%**
Senior Secured – First Lien — 9.23%
DRC Emergency Services	Disaster Recovery Services	10% Cash		1/11/2020	5,000,000	$5,000,000	$5,000,000	2.49%
		8% Cash		6/30/2016	666,560	666,560	666,560	0.33%
						5,666,560	5,666,560	2.82%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 2% PIK		11/18/2018	12,500,000	12,500,000	12,879,000	6.41%
Total Senior Secured – First Lien						18,166,560	18,545,560	9.23%
Equity/Other — 5.72%
DRC Emergency Services, Preferred Shares	Disaster Recovery Services	10% PIK			7,885,459	$6,623,838	$6,930,002	3.44%
FST Technical Services, LLC, Common Shares	Technology & Telecom	9% PIK			1,750,000	1,806,540	4,580,000	2.28%
Total Equity/Other						8,430,378	11,510,002	5.72%
Total Investments in Controlled, Affiliated Portfolio Companies						26,596,938	30,055,562	14.95%
Total Investments						254,082,772	258,633,854	128.68%
Liabilities In Excess Of Other Assets							(57,644,546)	(28.68)%
Net Assets							$200,989,308	100.00%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

*	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2014 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2013	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2014
ACT Lighting	$—	$11,419,162	$1,500,000	$685,229	$10,849,399
Battery Solutions, Inc.	6,075,969	68,663	—	819,578	4,576,000
DBI Holding, LLC	—	15,637,081	—	2,240,640	16,102,785
Net Access Corporation	11,964,457	—	3,920,230	359,709	9,855,000
Show Media, Inc.	6,294,000	643,862	—	818,199	4,596,000
Southern Technical Institute, Inc.	10,702,958	787,500	9,520,833	1,177,952	15,717,008
	$35,037,384	$28,556,269	$14,941,063	$6,101,307	$61,696,192
**	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2014 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2013	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2014
The DRC Group	$11,906,520	$8,690,664	$8,774,638	$1,928,028	$12,596,562
FST Technical Services, LLC	14,034,723	37,779	156,873	2,306,535	17,459,000
	$25,941,243	$8,728,443	$8,931,511	$4,234,563	$30,055,562
***	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	The investment has an unfunded commitment as of December 31, 2014 which is excluded from the presentation (see Note 12).
(3)	Investment is not a qualifying investment as defined under section 55 (a) of the investment Company act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition.
(4)	The Company provided financing to Behavioral Healthcare Realty, a wholly owned subsidiary of American Addiction Centers.
(5)	Non-income producing security.
(6)	As part of the December 2013 amendment, the senior secured notes of Show Media, Inc., contain a provision that, under certain circumstances, allow the holder to convert a portion of the notes into equity, subject to a maximum ownership of 49% of the Common Stock of the business. On December 31, 2014, we entered into an amendment whereby we elected to convert 50% of our Notes into Redeemable Convertible Preferred Stock (the “Preferred”). The Preferred has an 11% accrued dividend. The remaining note has an 11% coupon that is payable at 5.5% cash and 5.5% PIK commencing June 30, 2015.

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

(7)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(8)	The investments are guaranteed by Enhanced Equity Fund, L.P. (“EEF”).

Abbreviation Legend

PIK — Payment-In-Kind

See notes to unaudited consolidated financial statements

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

1. Organization and Purpose

Alcentra Capital Corporation (the “Company”, “Alcentra”, “we”, “us” or “our”) was formed as a Maryland corporation on June 6, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies. Alcentra is managed by Alcentra NY, LLC (the “Adviser” or “Alcentra NY”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, for U.S. federal income tax purposes, Alcentra has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its tax year ending December 31, 2014.

The Company was formed for the purpose of acquiring certain assets held by BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”). The Partnership is a Delaware limited partnership, which commenced operations on May 14, 2010 (the “Commencement Date”). BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY, LLC and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY is wholly-owned by BNY Alcentra Group Holdings, Inc. (“Alcentra Group”), which is wholly-owned by The Bank of New York Mellon Corporation.

On May 8, 2014 (commencement of operations), the Company acquired all of the assets of the Partnership other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) for $64.4 million in cash and $91.5 million in shares of Alcentra’s common stock. Concurrent with Alcentra’s acquisition of the Fund III Acquired Assets from the Partnership, Alcentra also purchased for $29 million in cash certain debt investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio debt investments were originated by the investment professionals of the Adviser and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the initial public offering of Alcentra’s shares of common stock. Except for the $1,500 seed capital, the Company had no assets or operations prior to the acquisition of the investment portfolios of the Partnership and as a result, the Partnership is considered a predecessor entity of the Company.

On May 14, 2014, Alcentra completed its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 6,666,666 shares for gross proceeds of approximately $100 million. Alcentra used $94.2 million of the proceeds from the Offering to fund the purchase of the warehouse portfolio, and the cash portion of the consideration paid to Fund III. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 8, 2014, the Company formed Alcentra BDC Equity Holdings, LLC, a wholly-owned subsidiary for tax purposes. This subsidiary allows us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The financial statements of this entity are consolidated into the financial statements of Alcentra. All intercompany balances and transactions have been eliminated.

The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies. The Company seeks to achieve its investment objective by originating

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

1. Organization and Purpose  – (continued)

and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. It sources investments primarily through the network of relationships that the principals of its investment adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Upon commencement of operations, the Company also entered into an administration and custodian agreement (the “Agreement”) with State Street Bank and Trust Company (the “Administrator”).

Capitalized terms used but not defined here in, shall have the meaning assigned to them in the amended and restated Limited Partnership Agreement dated as of April 5, 2012, as amended.

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements of the Partnership and the Company have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 10 of Regulation S-X. Accordingly, certain financial information that is normally included in annual financial statements, including certain financial statement notes, prepared in accordance with GAAP, is not required for interim reporting purposes and have been omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments considered necessary for the fair presentation of financial statements for the interim periods included herein. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2015.

The accounting records of the Company and the Partnership are maintained in United States dollars.

Alcentra NY purchased the initial 100 shares for $1,500 on March 12, 2014.

Use of Estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The most significant estimates relate to the valuation of the Company’s portfolio investments.

Consolidation — In accordance with Regulation S-X Article 6.03 and ASC Topic 810 —  Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

Portfolio Investment Classification — The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash — At September 30, 2015, cash balances totaling $11.5 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company’s cash deposits are held by the Administrator and management believes that the risk of loss associated with any uninsured balance is remote.

Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the credit facility (as defined in Note 11) and are capitalized at the time of payment. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the credit facility.

Deferred Note Offering Costs — Deferred Note Offering costs consist of fees and expenses paid in connection with the series of Senior Securities issued (as defined in Note 10) and are capitalized at this time as these fees and expenses were incurred before the issuance commenced. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Notes.

Valuation of Portfolio Investments — Portfolio investments are carried at fair value as determined by the General Partner of the Partnership and, in case of the fair value as of September 30, 2015, by the Board of Directors (the “Board”) of Alcentra.

The methodologies used in determining these valuations include:

(1) Preferred shares/membership units and common shares/membership units

In determining estimated fair value for common shares/membership units and preferred shares, the Company or the Partnership makes assessments of the methodologies and value measurements which market participants would use in pricing comparable investments, based on market data obtained from independent sources as well as from the Partnership’s or Company’s own assumptions and taking into account all material events and circumstance which would affect the estimated fair value of such investments. Several types of factors, circumstances and events could affect the estimated fair value of the investments. These include but are not limited to the following:

(i) Any material changes in the (a) competitive position of the portfolio investment, (b) legal and regulatory environment within which the portfolio investment operates, (c) management or key managers of the portfolio investment, (d) terms and/or cost of financing available to the portfolio investment, and (e) financial position or operating results of the investment; (ii) pending disposition by the Company or Partnership of all or a major portfolio investments; and (iii) sales prices of recent public or private transactions in identical or comparable investments.

One or a combination of the following valuation techniques are used to fair value these investments: Market Approach and Income Approach. The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Income Approach uses valuation techniques to convert future amounts to a present amount (i.e., discounting estimated future cash flows to a net present value amount).

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

(2) Debt

The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

(3) Warrants

Where warrants are considered to be in the money, their incremental value is included within the valuation of the investments.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value. The valuation process begins with each investment being initially valued by the investment professionals of the General Partner or for the Company, its Adviser. Preliminary valuation conclusions are then documented and discussed with senior investment professionals of the General Partner of the Partnership or for the Company, its Adviser. The Investment Committee reviews the valuation of the investment professionals and then determines the fair value of each investment in good faith based on the input of the investment professionals.

With respect to the Company’s valuation process, the Board undertakes a similar multi-step valuation process each quarter, as described below:

•	Alcentra’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;
•	preliminary valuation conclusions will then be documented and discussed with Alcentra’s senior management and the Adviser;
•	the audit committee of the Board then reviews these preliminary valuations;
•	at least once quarterly, independent valuation firms engaged by the Board prepare preliminary valuations on a selected basis and submit the reports to the Board; and
•	the Board then discusses valuations and determine the fair value of each investment in Alcentra’s portfolio in good faith, based on the input of the Adviser, the independent valuation firms and the audit committee.

The Board has authorized the engagement of independent valuation firms to provide Alcentra with valuation assistance. Alcentra intends to have independent valuation firms provide it with valuation assistance on a portion of its portfolio on a quarterly basis and its entire portfolio will be reviewed at least annually by independent valuation firms; however, the Board is ultimately and solely responsible for the valuation of its portfolio investments at fair value as determined in good faith pursuant to its valuation policy and a consistently applied valuation process.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a readily available market for the securities existed or from those which will ultimately be realized.

Organizational and Offering Costs — Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s consolidated statement of operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. Offering expenses consist

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

principally of underwriter’s fee, legal, accounting, printing fees and other related expenses associated with the filing of a registration statement. Offering costs are offset against proceeds of the offering in paid-in capital in excess of par in the consolidated statement of changes in net assets. $1.56 million of offering costs were incurred with the initial public offering.

The Partnership is obligated to reimburse the General Partner for 100% of the placement fee and for organizational costs of the Partnership in an amount not to exceed $1,250,000 on a cumulative basis. Organizational costs paid by the Partnership in excess of $1,250,000 (“Excess Organizational Expenses”) and all placement fees paid by the Partnership will reduce the management fee as described in Note 7. No costs were charged for the Partnership for the nine months ended September 30, 2015 or September 30, 2014.

Paid-In-Capital — The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions.

Earnings and Net Asset Value Per Share — Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reported period. Net Asset Value per share is calculated using the number of shares outstanding as of the end of the period.

Investments — Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Company and Partnership in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Original Issue Discount — When the Company and Partnership receive warrants with a nominal or discounted exercise price upon origination of a debt or preferred stock investment, a portion of the cost basis is allocated to the warrants. When the investment is made concurrently with the sale of a substantial amount of equity, the value of the warrants is based on the sales price. The value of the warrants is recorded as original issue discount (“OID”) to the value of the debt or preferred stock investment and the OID is amortized over the life of the investment.

Interest and Dividend Income — Interest is recorded on the accrual basis to the extent that the Company and Partnership expect to collect such amounts. The Company and Partnership accrue paid in-kind interest (“PIK”) by recording income and an increase to the cost basis of the related investments. Dividend income is recorded on ex-dividend date. Dividends in-kind are recorded as an increase in cost basis of investments and as income.

Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on non-accrual designated investments may be recognized as income or applied to principal depending on management’s judgment. There were no non-accrual investments as of September 30, 2015 and December 31, 2014.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

Other Income — The Company may also receive structuring or closing fees in connection with its investments. Such upfront fees are accreted into income over the life of the investment.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

Income Taxes — The Company has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RIC’s. To obtain and maintain our qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Company must distribute to our stockholders, for each taxable year, at least 90% of “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement. As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to stockholders as dividends.

The Partnership is structured as a partnership for U.S. Federal income tax purposes, and as such, is not subject to income taxes; each Partner (depending on its structure for tax purposes) may be individually liable for income taxes, if any, on its share of the Partnership’s taxable income.

Alcentra BDC Equity Holdings LLC has elected to be a taxable entity (the “Taxable Subsidiary”). The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements. For the three and nine months ended September 30, 2015, we recognized a provision for income tax on unrealized gain on investments of $0.5 million and $(0.1) million for the Taxable Subsidiaries, respectively. For the period ended September 30, 2014 we recognized no income tax or benefit related to the taxable subsidiaries. As of September 30, 2015 and December 31, 2014, $1.6 million and $1.7 million was included in the deferred tax liability on the Consolidated Statement of Assets and Liabilities, respectively.

The following is the major tax jurisdiction for the Partnership and the earliest tax year subject to examination: United States — 2010.

As of September 30, 2015, Wholesome Sweeteners and Dentistry for Children were sold from Alcentra BDC Equity Holdings LLC to Alcentra Capital Corporation. This sale resulted in a tax liability which is reflected in our financial statements.

Indemnification — In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

Recent Accounting Pronouncements — In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update 2015-03, Interest — Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. The update requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. Public companies are required to apply ASU 2015-03 retrospectively for interim and annual reporting periods beginning after December 15, 2015. Accordingly, the Company is currently evaluating the impact of the adoption of ASU 2015-03 on its consolidated financial statements and disclosures.

3. Fair Value of Portfolio Investments

The Company and Partnership account for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value. ASC Topic 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Company and Partnership has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Company and Partnership, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company and Partnership holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair value is determined through the use of models or other valuation methodologies.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Company and Partnership. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Company and Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

3. Fair Value of Portfolio Investments  – (continued)

The following tables summarize the levels in the fair value hierarchy into which the Company and Partnership’s financial instruments are categorized as of September 30, 2015 and December 31, 2014:

As of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Senior Secured – First Lien	$—	$—	$82,032,330	$82,032,330
Senior Secured – Second Lien	—	—	60,505,573	60,505,573
Subordinated Debt	—	—	89,517,081	89,517,081
Equity/Other	—	—	56,881,566	56,881,566
Total investments	$—	$—	$288,936,550	$288,936,550
As of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Senior Secured – First Lien	$—	$—	$97,395,708	$97,395,708
Senior Secured – Second Lien	—	—	46,748,798	46,748,798
Subordinated Debt	—	—	54,986,207	54,986,207
Equity/Other	—	8,160,000	51,343,141	59,503,141
Total investments	$—	$8,160,000	$250,473,854	$258,633,854

During the period from May 8, 2014 to December 31, 2014, our ability to observe valuation inputs has resulted in a reclassification of $8,160,000 investment from Level 3 to Level 2 with no other reclassifications of assets between levels. This transfer was reported at the end of the reporting period in which it occurred. There were no transfers between levels for the nine months ended September 30, 2015.

Transfers between levels of the fair value hierarchy are reported at the end of the reporting period in which they occur.

The changes in investments classified as Level 3 are as follows for the nine months ended September 30, 2015 and September 30, 2014.

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/Other	Total
Balance as of January 1, 2015	$97,395,708	$46,748,798	$54,986,207	$51,343,141	$250,473,854
Amortized discounts/premiums	213,171	48,358	89,048	—	350,577
Paid in-kind interest	519,512	34,419	2,123,245	2,180,878	4,858,054
Net realized gain (loss)	2,876	94,675	—	—	97,551
Net change in unrealized appreciation (depreciation)	2,391,120	(218,033)	651,914	(3,398,893)	(573,892)
Purchases	10,728,040	21,297,356	35,000,000	6,756,440	73,781,836
Sales/Return of capital	(29,218,097)	(7,500,000)	(3,333,333)	—	(40,051,430)
Balance as of September 30, 2015	$82,032,330	$60,505,573	$89,517,081	$56,881,566	$288,936,550
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015	$2,289,884	$(40,437)	$246,154	$(3,947,892)	$(1,452,291)

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

3. Fair Value of Portfolio Investments  – (continued)

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/Other	Total
Balance as of May 8, 2014*	$68,848,668	$—	$61,151,338	$54,590,510	$184,590,516
Amortized discounts/premiums	—	5,299	45,037	—	50,336
Paid in-kind interest	521,740	—	655,228	492,507	1,669,475
Net realized gain (loss)	—	—	17,875	—	17,875
Net change in unrealized appreciation (depreciation)	249,662	—	(233,944)	4,605,033	4,620,751
Purchases	14,545,032	13,561,298	22,127,000	142,999	50,376,329
Sales/Return of capital	(7,716,362)	—	(19,388,527)	(4,653)	(27,109,542)
Balance as of September 30, 2014	$76,448,740	$13,566,597	$64,374,007	$59,826,396	$214,215,740
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2014	$249,662	$—	$(233,944)	$4,929,354	$4,945,072

*	Investment portfolios acquired from the Partnership and the Warehouse Portfolios

The following is a summary of the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of September 30, 2015 and December 31, 2014, respectively.

As of September 30, 2015:

Assets at Fair Value	Fair Value at September 30, 2015	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured – First Lien	$82,032,330	Yield to Maturity	Comparable Market Rate	8.75% – 14.0%	11.52%
Senior Secured – Second Lien	$60,505,573	Yield to Maturity	Comparable Market Rate	10.0% – 12.0%	10.80%
Senior Subordinated	$89,517,081	Yield to Maturity	Comparable Market Rate	8.0% – 23.0%	14.02%
Preferred Ownership	$24,922,567	Market Approach	Enterprise Value/LTM EBITDA Multiple	7.41x – 8.87x	8.14x
Common Ownership/Common Warrants	$31,958,999	Market Approach	Enterprise Value/LTM EBITDA Multiple	10.38x – 10.44x	10.41x
Total	$288,936,550

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

3. Fair Value of Portfolio Investments  – (continued)

As of December 31, 2014:

Assets at Fair Value	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured – First Lien	$97,395,708	Yield to Maturity	Comparable Market Rate	8.75% – 36.3%	11.82%
Senior Secured – Second Lien	$46,748,798	Yield to Maturity	Comparable Market Rate	9.5% – 11.0%	10.27%
Senior Subordinated	$54,986,207	Yield to Maturity	Comparable Market Rate	13.0% – 20.0%	11.23%
Preferred Ownership	$24,402,133	Market Approach	Enterprise Value/LTM EBITDA Multiple	7.56x – 8.35x	7.95x
Common Ownership/Common Warrants	$26,941,008	Market Approach	Enterprise Value/LTM EBITDA Multiple	10.19x – 10.99x	10.59x
Total	$250,473,854

4. Share Transactions/Partners’ Capital

For the nine months ended September 30, 2015, there were no shares issued or proceeds received by the Company.

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offering for the period ended June 30, 2014 (May 8, 2014 – September 30, 2014).

	Shares	Amount
Issuance of shares to Limited Partners of the Partnership	6,100,000	$91,500,000
Issuance of shares in the Offering	6,666,666	99,999,990
Overallotment	750,000	11,250,000
Total shares issued	13,516,666	202,749,990
Less:
Underwriting costs (sales load)	—	3,337,500
Offering costs	—	1,314,602
Total shares outstanding/net proceeds to Company	13,516,666	$198,097,888

The Partnership held its initial closing on May 14, 2010, accepting capital commitments amounting to $105,850,000 from Limited Partners. Seven additional closings were held subsequent to May 14, 2010. The most recent of which being the final closing, took place on August 10, 2012, bringing total commitments to $210,200,000. As of May 7, 2014, Limited Partners have contributed $226,397,552 or 107.71% of their total capital commitments to the Partnership, respectively. As of May 7, 2014, the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 70.02% and 30.02% of total partners’ capital, respectively.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

5. Distributions

Alcentra Capital Corporation

The Company intends to make quarterly distributions of available net investment income determined on a tax basis to its stockholders. Distributions to stockholders are recorded on the record date. The amount, if any, to be distributed to stockholders is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, will be distributed at least annually, although the Company may decide to retain such capital gains for investment and pay a 4% excise tax on such excess.

The following table reflects the Company’s dividends declared and paid or to be paid on its common stock for the nine months ended September 30, 2015:

Date Declared	Record Date	Payment Date	Amount Per Share
March 10, 2015	March 31, 2015	April 6, 2015	$0.340
May 11, 2015	June 30, 2015	July 6, 2015	$0.340
August 10, 2015	September 30, 2015	October 6, 2015	$0.340

The following table reflects the Company’s dividends declared and paid or to be paid on its common stock for the nine months ended September 30, 2014:

Date Declared	Record Date	Payment Date	Amount Per Share
June 24, 2014	June 30, 2014	July 7, 2014	$0.178
August 12, 2014	September 30, 2014	October 6, 2014	$0.340

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the stockholders who have not “opted out” of the DRIP no later than the record date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the common stock on the NASDAQ Global Select Market on the dividend payment date. Shares purchased in the open market to satisfy the DRIP requirements will be valued upon the average price of the applicable shares purchased by the Plan Administrator, before any associated brokerage or other costs.

BNY Mellon-Alcentra Mezzanine III, L.P.

Proceeds from portfolio investments will be distributed to the partners in proportion to their contributions to such investment until the partners have received a) first, 100% to all Limited Partners until the Limited Partners have received an amount equal to their aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); b) second, 100% to all Limited Partners until the Limited Partners have received preferred returns of 8% and 5%, for Class A Limited Partners and Class B Limited Partners, respectively, per annum on the aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); c) third, for Class A Limited Partners only, 100% to the General Partner as a carried interest distribution until the General Partner has received an amount equal to 20% of the aggregate amount of distributions; and d) thereafter (a) 80% to such Partner and (b) 20% to the

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

5. Distributions  – (continued)

General Partner. Income from short-term investments is distributed to all partners in proportion to such partners’ contributions to such investments.

For the period from January 1, 2014 to May 7, 2014, the Partnership made distributions to the General Partner and the Limited Partners totaling $3,941,341. For the period from January 1, 2014 to May 7, 2014, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 70.48% and 29.52% of total distributions, respectively.

Upon the termination of the Partnership, if it is determined that the General Partner has received carried interest distributions in excess of the amount it would have received had such distributions been determined on a cumulative basis, a clawback payment of such excess is required of the General Partner.

Distributions to Limited Partners during the period from January 1, 2014 to May 7, 2014 are broken down as follows:

Return on capital	$3,191,341
Return of capital	750,000
Total	$3,941,341

6. Allocation of Profits and Losses

Allocations of Partnership profits are made in a manner which is consistent with, and gives effect to, the distribution procedures outlined in Note 5 above. Partnership losses are allocated to all partners in proportion to such partners’ capital commitments or to such partners’ percentage ownership in such investment from which the losses arose, or if there is no such investment, in proportion to their capital commitment. For the period from January 1, 2014 to May 7, 2014, the General Partner was allocated carried interest distributions of $924,600. As a result of the completion of Alcentra’s initial public offering, the General Partner’s allocated carried interest as of May 7, 2014 was reallocated to the Limited Partners in accordance with the provisions of the Partnership’s Limited Partnership Agreement (December 31, 2013, as revised). Accordingly, the carried interest allocated to the General Partner through May 7, 2014 of approximately $6 million was reallocated to the Limited Partners.

7. Related Party Transactions

Management Fee
Alcentra Capital Corporation

Under the Investment Advisory Agreement, we have agreed to pay Alcentra NY an annual base management fee based on our gross assets as well as an incentive fee based on our performance. The base management fee is calculated at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% if our gross assets are between $625 million and $750 million; and 1.5% if our gross assets are greater than $750 million. The various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. The base management fee will be payable quarterly in arrears and shall be calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarter.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

7. Related Party Transactions  – (continued)

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter (8% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash.

Capital Gains and Income Incentive Accrual — We accrue payment of the Capital Gains and Income Incentive distribution (the “Incentive Distribution”) to the Investment Manager based on the fair market value of the portfolio at the end of each quarter, which includes the net increase in value in the investment securities, accrued dividends and payment-in-kind interest under the assumption that those assets will be realized in full at the stated values carried on our balance sheet. As the capital gain incentive accrual is estimated quarterly, the current quarter accrual can be positive or negative. Please note however, that the actual payment of those Incentive Accruals is based on the cash proceeds collected on those investment securities. The Investment Management Agreement states that we are required to pay these Incentive Distributions based upon the receipt of cash collection in full. Incentive Distributions will be paid based on the cash collected on our investment securities, and therefore may differ in size and timing from when the accrual is reflected on the balance sheet.

For the three and nine months ended September 30, 2015, the Company recorded expenses for base management fees of $1,273,705 and $3,641,673, respectively, of which none was waived by the Adviser and $1,273,705 was payable at September 30, 2015. For the three months ended September 30, 2014 and for the period from May 8, 2014 to September 30, 2014, the Company recorded an expense for base management fee of $925,477 and $1,450,025, respectively of which $314,910 was payable at September 30, 2014. For the period from April 1, 2014 through May 7, 2014 and for the period from January 1, 2014 to May 7, 2014 the Partnership recorded $0 and $699,473 in management fees, respectively.

Our Adviser may waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the initial public offering is completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the three and nine months ended September 30, 2015, the Company incurred

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

7. Related Party Transactions  – (continued)

income-based incentive fees of $546,027 and $1,749,155, respectively, of which none was waived by the Adviser. For the three months ended September 30, 2014 and for the period from May 8, 2014 to September 30, 2014 the Company incurred incentive fees of $763,550, of which $0 was payable at September 30, 2014. For the three and nine months ended September 30, 2015, the Company incurred capital gains incentive fees of $(434,217) and $1,001,467, respectively, of which $0 and $1,001,467, respectively, was waived by the Adviser. For the three months ended September 30, 2014 and for the period from May 8, 2014 to September 30, 2014, the Company recorded a waiver of management and incentive fees of $1,374,118.

BNY Mellon-Alcentra Mezzanine III, L.P.

For the period from the Commencement Date to the fifth anniversary of the Final Closing Date, the Partnership will pay to the Manager a management fee at an annual rate equal to the product of 1.50% for each Class A Limited Partner and 1.00% – 1.25% for each Class B Limited Partner, in each case multiplied by such Limited Partner’s capital commitment. After the fifth anniversary of the Final Closing Date, the management fee will be paid at annual rates of 1.50% and 1.00% – 1.25% for Class A Limited Partners and Class B Limited Partners, respectively, in each case multiplied by the aggregate amount of such Limited Partner’s capital contributions used to fund the cost of investments that have not been the subject of a disposition less the aggregate amount of such Limited Partner’s capital contributions with respect to all investments which have not been disposed of prior to the date of such distribution and which have been permanently written off. The management fee is payable quarterly in advance. For the period from January 1, 2014 to May 7, 2014, Class A Limited Partners were charged $751,956, and Class B Limited Partners were charged $242,850 in management fees.

The management fee is reduced by the placement fees and Excess Organization Expenses paid by the Partnership. The management fee is further reduced by 100% of all transaction fees, investment fees, monitoring fees, management fees and directors’ fees received by the General Partner or any affiliate thereof, net of unreimbursed out-of-pocket expenses. For the period from January 1, 2014 to May 7, 2014, there were no placement fees, Excess Organizational Expenses, or fees received by the Manager that reduced management fee expense in the reporting period.

Certain employees of the Manager are Limited Partners of the Partnership. As of May 7, 2014, an affiliate of the Partnership also had a $50.0 million commitment to the Partnership as a Limited Partner. As of May 7, 2014, this Limited Partner has contributed $56,602,997, or 113.21%, of its total capital commitments to the Partnership.

8. Directors Fees

The independent directors of the Company each receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each board of directors meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee, the nominating and corporate governance committee and the compensation committee will receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

8. Directors Fees  – (continued)

For the three and nine months ended September 30, 2015 the Company recorded directors' fee expense of $57,635 and $171,826, respectively, of which $36,500 was payable at September 30, 2015. For the three months ended September 30, 2014 and for the period from May 8, 2014 to September 30, 2014 the Company recorded directors' fee expense of $26,916 and $106,916, respectively, of which $60,245 was payable at September 30, 2014. For the period from January 1, 2014 to May 7, 2014 the Partnership did not record any directors' fees expense.

9. Purchases and Sales (Investment Transactions)

Investment purchases, sales and principal payments/paydowns are summarized below for the nine months ended September 30, 2015, the period from May 8, 2014 through September 30, 2014, and the period from January 1, 2014 through May 7, 2014.

	For the nine months ended September 30, 2015	For the period from May 8, 2014* through September 30, 2014		For the period from January 1, 2014 through May 7, 2014
Investment purchases, at cost (including PIK interest)	$78,639,890	$52,045,804	**	$50,201,887
Investment sales, proceeds (including Principal payments/paydown proceeds)	48,051,430	27,109,542		15,780,666

*	Commencement of operations of the Company
**	Excludes $185 million of investment portfolios acquired by the Company from the Partnership and the Warehouse Portfolios (see Note 1).

10. Alcentra Capital InterNotes®

On January 30, 2015, we entered into a Selling Agent Agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance of $40 million of Alcentra Capital InterNotes® (the “InterNotes® Offering”).

These notes are direct unsecured obligations and each series of notes will be issued by a separate trust (administered by U.S. Bank). These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

During the nine months ended September 30, 2015, we issued $40.0 million in aggregate principal amount of our Alcentra Capital InterNotes for net proceeds of $39.2 million. These notes were issued with stated interest rates of 6.25%, 6.375%, 6.5%, and 6.75%. These notes mature between February 15, 2020 and April 15, 2022. For the three and nine months ended September 30, 2015, the Company borrowed an average of $40.0 million and $26.1 million with a weighted average interest rate of 6.47% and 6.43%, respectively.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

10. Alcentra Capital InterNotes®  – (continued)

The following table summarizes the Alcentra Capital InterNotes® issued and outstanding during the nine months ended September 30, 2015.

Tenor at Origination (in years)	Principal Amount (000’s omitted)	Interest Rate Range	Maturity Date Range
7	$1,331	6.500%	January 15, 2022
5	2,055	6.375%	February 15, 2020
5	1,000	6.375%	February 15, 2020
5	1,050	6.375%	February 15, 2020
5	500	6.375%	March 15, 2020
5	124	6.375%	April 15, 2020
7	87	6.750%	April 15, 2020
5	17,000	6.250%	April 15, 2020
5	16,853	6.500%	April 15, 2020
	$40,000

During the nine months ended September 30, 2015, we redeemed $0 aggregate principal amount of our Alcentra Capital InterNotes®. The net proceeds of this offering were used to repay outstanding indebtedness under the Credit Facility.

In connection with the issuance of the Alcentra Capital InterNotes®, we incurred $0.78 million of fees which are being amortized over the term of the notes and are included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of September 30, 2015. During the nine months ended September 30, 2015 we recorded $1.3 million of interest costs and amortization of financing costs on the Alcentra Capital InterNotes® as interest expense.

11. Credit Facility/Line of Credit

On May 8, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC (“ING”), as administrative agent, collateral agent and lender to provide liquidity in support of its investment and operational activities. The Credit Facility has an initial commitment of $80 million with an accordion feature that allows for an increase in the total commitments up to $160 million, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable. The Credit Facility is secured primarily by the Company’s assets. Costs of $2,313,355 were incurred in connection with obtaining and amending the Credit Facility, which have been recorded as deferred financing costs on the Statements of Assets and Liabilities and are being amortized over the life of the Credit Facility.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, portfolio company leverage which may affect the borrowing base and therefore amounts available to borrow.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

11. Credit Facility/Line of Credit  – (continued)

The Company pays a commitment fee between 0.5% and 1.0% per annum based on the size of the unused portion of the Credit Facility. This fee is included in interest expense on the Company’s consolidated statements of operations.

The Company has made customary representations and warranties and is required to comply with various covenants and reporting requirements. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of September 30, 2015, the Company was in compliance in all material respects with the terms of the Credit Facility.

As of September 30, 2015 and December 31, 2014 the Company had United States dollar borrowings of $52.7 million and $62.5 million outstanding under the Credit Facility, respectively. For the three and nine months ended September 30, 2015, the Company borrowed an average of $37.5 million and $45.5 million with a weighted average interest rate of 3.56% and 3.52%, respectively.

The Partnership entered into a credit agreement with the Administrator under which the Partnership can borrow an aggregate principal amount of $15 million for the financing of portfolio investments. Interest is charged at the LIBOR Rate plus 1.00%. The credit agreement terminated on April 24, 2014. For the nine months ended September 30, 2014, Alcentra and the Partnership borrowed an average of $21,953,080.

12. Market and Other Risk Factors

At September 30, 2015, the Company’s portfolio investments are comprised of non-publicly-traded securities. The non-publicly-traded securities trade in an illiquid marketplace. The portfolio is concentrated in the twenty-four industries listed in Note 14. Risks affecting these industries include, but are not limited to, increasing competition, rapid changes in technology, government actions and changes in economic conditions. These risk factors could have a material effect on the ultimate realizable value of the Company’s investments.

Economic conditions in 2015 continued to impact revenues and operating cash flows for most businesses and continued to impact the lending markets, leaving many businesses unable to borrow or refinance debt obligations. These restrictions on obtaining available financing, coupled with the continuing economic slowdown, have resulted in a low volume of purchase and sale transactions across all industries, which have limited the amount of observable inputs available to the Company in estimating the fair value of the Company’s investments. The Company estimates the fair value of investments for which observable market prices in active markets do not exist based on the best information available, which may differ significantly from values that would have otherwise been used had a ready market for the investments existed and the differences could be material.

Market conditions may deteriorate, which may negatively impact the estimated fair value of the Company’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

13. Commitments and Contingencies

In the normal course of business, the Company and the Partnership enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Company has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Company from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Company, provided they acted in good faith. The Company expects the risk of loss related to its indemnifications to be remote.

On October 13, 2015, Cahaba Disaster Recovery, LLC (“Cahaba”) filed a lawsuit in state court in Jefferson County, Alabama, against DRC Emergency Services, LLC (“DRC”) and Alcentra Capital Corporation (“ACC”), relating to disaster recovery services allegedly provided in the wake of the tornado that struck Joplin, MO in 2011. The complaint alleges that DRC was retained as a first-tier subcontractor on two disaster recovery engagements, and that DRC in turn brought in Cahaba as a second-tier subcontractor for those jobs. The complaint alleges that Cahaba has received only partial payment from DRC and is owed a total of $2,471,680. The complaint alleges that ACC is also liable to Cahaba for those amounts because it was the “alter ego” of DRC, due to what the complaint alleges to be ACC’s “indicia of control” of DRC by Alcentra. Cahaba has agreed to dismiss the case without prejudice (by agreement of parties), subject to its being reinstituted at a later date.

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2015, the Company had $9.8 million in unfunded commitments under loan and financing agreements. As of September 30, 2015 and December 31, 2014, the Company’s unfunded commitment under loan and financing agreements are presented below.

	As of
	September 30, 2015	December 31, 2014
A2Z Wireless Holdings, Inc.	$1,004,270	$—
Alpine Waste	5,000,000	5,000,000
Dentistry For Children, Inc.	3,500,000	3,500,000
HealthFusion, Inc.	—	2,500,000
IGT	250,000	500,000
Nation Safe Drivers (NSD)	—	826,202
Total	$9,754,270	$12,326,202

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

14. Classification of Portfolio Investments

As of September 30, 2015, the Company’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Industry
Healthcare Services	$33,027,344	$33,553,344	16.63%
Waste Services	21,504,044	21,004,046	10.41%
Automotive Business Services	19,922,065	19,922,065	9.88%
Infrastructure Maintenance	17,169,010	19,562,379	9.70%
Technology & Telecom	14,306,542	16,468,000	8.16%
Education	14,277,267	15,570,999	7.72%
Oil & Gas Services	12,961,865	12,961,865	6.43%
Healthcare Products	11,800,437	12,000,000	5.95%
Media: Advertising, Printing & Publishing	11,750,000	11,750,000	5.82%
Wholesale	10,235,404	11,702,451	5.80%
Restoration Services	12,198,059	11,486,407	5.69%
Technology	8,112,000	11,124,000	5.51%
Disaster Recovery Services	12,908,929	10,949,562	5.43%
Telecommunications	9,848,070	10,514,000	5.21%
Industrial Services	10,166,970	10,251,086	5.08%
Transportation Logistics	10,000,000	10,000,000	4.96%
Security	9,632,518	9,632,518	4.77%
High Tech Industries	6,168,000	7,475,000	3.71%
Media & Entertainment	12,242,738	7,318,545	3.63%
Wholesale/Distribution	7,000,000	7,000,000	3.47%
Environmental/Recycling Solutions	6,510,910	5,452,910	2.70%
Food & Beverage	4,185,000	4,264,000	2.11%
Aerospace	4,000,000	4,000,000	1.98%
Packaging	3,773,371	3,773,371	1.87%
Call Center Services	1,187,941	1,200,000	0.59%
Total	$284,888,484	$288,936,550	143.23%
Geographic Region
South East	$71,978,212	$72,563,123	35.97%
South	67,023,059	65,718,666	32.58%
Eastern	60,372,604	63,982,070	31.72%
West	32,879,052	32,036,870	15.88%
Mid West	24,559,891	24,167,821	11.98%
South West	18,306,542	20,468,000	10.15%
North West	10,000,000	10,000,000	4.96%
Total	$285,119,360	$288,936,550	143.23%
Investment Type
Senior Subordinated	$89,287,252	$89,517,081	44.37%
Senior Secured – First Lien	80,795,900	82,032,330	40.66%
Senior Secured – Second Lien	60,306,010	60,505,573	29.99%
Equity/Other	54,730,198	56,881,566	28.20%
Total	$285,119,360	$288,936,550	143.23%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

14. Classification of Portfolio Investments  – (continued)

As of December 31, 2014, the Company’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Industry
Healthcare Services	$22,877,700	$23,502,700	11.69%
Technology & Telecom	14,306,541	17,459,000	8.69%
Infrastructure Maintenance	15,861,076	16,102,785	8.01%
Education	14,277,267	15,717,008	7.82%
Retail Distribution	14,625,000	14,625,000	7.28%
Automotive	14,251,576	14,251,576	7.09%
Oil & Gas Services	12,767,248	13,044,000	6.49%
Disaster Recovery Services	12,290,398	12,596,562	6.26%
Restoration Services	12,116,713	12,119,289	6.03%
Healthcare: Orthopedic Products	11,760,000	12,000,000	5.97%
Waste Management	11,355,479	11,355,479	5.65%
Wholesale	9,960,374	10,849,399	5.40%
Industrial Services	9,899,901	10,006,651	4.98%
Media & Entertainment	11,886,858	9,605,545	4.78%
Technology	8,112,000	9,412,000	4.68%
Waste Services	9,000,000	9,000,000	4.48%
Healthcare & Pharmaceuticals	8,000,000	8,160,000	4.06%
Media: Broadcasting & Subscription	7,397,404	7,575,000	3.77%
Consumer Services	7,167,144	7,167,144	3.57%
Wholesale/Distribution	7,000,000	7,000,000	3.48%
Food & Beverage	5,000,000	4,591,000	2.28%
Environmental/Recycling Services	6,268,232	4,576,000	2.28%
Packaging	3,716,716	3,716,716	1.85%
Business Services	3,000,000	3,000,000	1.49%
Call Center Services	1,185,145	1,201,000	0.60%
Total	$254,082,772	$258,633,854	128.68%
Geographic Region
South	$63,408,612	$65,129,019	32.39%
South East	52,303,129	52,764,705	26.25%
Eastern	48,315,209	50,080,809	24.92%
West	39,380,867	38,346,543	19.08%
South West	14,306,541	17,459,000	8.69%
Canada	14,625,000	14,625,000	7.28%
Mid West	14,346,010	12,653,778	6.30%
Puerto Rico	7,397,404	7,575,000	3.77%
Total	$254,082,772	$258,633,854	128.68%
Investment Type
Senior Secured – First Lien	$98,550,397	$97,395,708	48.46%
Equity/Other	53,792,879	59,503,141	29.60%
Senior Subordinated	55,408,294	54,986,207	27.36%
Senior Secured – Second Lien	46,331,202	46,748,798	23.26%
Total	$254,082,772	$258,633,854	128.68%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

15. Financial Highlights

The following per share data and financial ratios have been derived from information provided in the consolidated financial statements of the Company. The following is a schedule of financial highlights for one share of common stock for the nine months ended September 30, 2015 and for the period from May 8, 2014 through September 30, 2014.

	For the nine months ended September 30, 2015 (Unaudited)		For the period May 8, 2014 through September 30, 2014 (Unaudited)*
Per share data(1)
Net asset value, beginning of period	$14.87		$14.55
Net investment income (loss)	1.09		0.52
Net realized and unrealized gains (losses)	(0.06)		0.55
Benefit for taxes on unrealized appreciation on investments	0.04		—
Net increase (decrease) in net assets resulting from operations	1.07		1.07
Distributions to shareholders:(2)
From net investment income	(1.02)		(0.52)
Offering costs	—		(0.10)
Net asset value, end of period	$14.92		$15.00
Market value per share, end of period	$11.59		$13.28
Total return based on net asset value(3)(4)	7.2%		3.5% (5)
Total return based on market value(3)(4)	0.9%		(8.0)% (5)
Shares outstanding at end of period	13,516,766		13,516,766
Ratio/Supplemental Data:
Net assets, at end of period	$201,733,672		$202,786,655
Ratio of total expenses before waiver to average net assets(6)	7.60%		4.87%
Ratio of interest expenses to average net assets(6)	2.31%		1.01%
Ratio of incentive fees to average net assets(6)	1.82%		0.97%
Ratio of waiver of management and incentive fees to average net assets(6)	0.66%		1.75%
Ratio of net expenses to average net assets(6)	6.94%		3.12%
Ratio of net investment income (loss) before waiver to average net assets(6)	9.12%		7.24%
Ratio of net investment income (loss) after waiver to average net assets(6)	9.78%		8.99%
Total Credit Facility payable outstanding	$52,654,738		$26,939,154
Total Notes payable outstanding	$40,000,000		$—
Asset coverage ratio(7)	3.2		8.5
Portfolio turnover rate(4)	18	%(8)	13	%(9)

*	Commencement of operations of the Company.
(1)	The per share data was derived by using the average shares outstanding during the period.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

15. Financial Highlights  – (continued)

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $15.00 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(6)	Annualized.
(7)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.
(8)	For the nine months ended September 30, 2015.
(9)	For the period from May 8, 2014 to September 30, 2014.

The following performance ratios and internal rate of return (“IRR”) (since inception) are presented for the Limited Partners as a single class, taken as a whole. The actual ratios of each individual investor may vary and are dependent upon the specific allocations of income and expense to such investor and the timing of capital transactions for such investor.

The net investment income (loss) ratio and the expense ratio are computed using the weighted average capital of the Limited Partners during the periods. The net investment income (loss) ratio does not include the effects of the carried interest allocation. The weighted average capital calculation reflects a measure of capital after each capital contribution, distribution or other significant change in capital at the end of each quarterly accounting period. The IRR was computed based on the actual dates of Limited Partners’ cash inflows (capital contributions) and outflows (cash and stock distributions), and the residual value of the Limited Partners’ capital accounts as from January 1, 2014 through May 7, 2014.

January 1, 2014 to May 7, 2014
Net investment income (loss) ratio before carried interest allocation	15.06%
Expense ratio before carried interest allocation	1.81%
Carried interest allocation	(4.51)%
Expense ratio after carried interest allocation	(2.70)%
Cumulative IRR after carried interest allocation	13.69%

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

16. Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we have subsidiaries that are not required to be consolidated. We have certain unconsolidated significant subsidiaries that pursuant to Rule 4-08(g) of Regulation S-X, summarized financial information is presented below in aggregate as of and for the nine months ended September 30, 2015 and as of and for the year ended December 31, 2014.

Balance Sheet	As of September 30, 2015	Income Statement	For the nine months ended September 30, 2015
Current Assets	15,219,136	Net Sales	19,163,262
Noncurrent Assets	25,565,840	Gross Profit	3,729,742
Current Liabilities	5,741,410	Net Income (Loss)	(5,150,170)
Noncurrent Liabilities	20,000,000

Balance Sheet	As of December 31, 2014	Income Statement	For the year ended December 31, 2014
Current Assets	21,752,296	Net Sales	73,379,709
Noncurrent Assets	26,765,177	Gross Profit	26,108,240
Current Liabilities	5,827,408	Net Income (Loss)	9,166,096
Noncurrent Liabilities	20,000,000

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in each of these entities. In this regard, DRC Emergency Services LLC (“DRC ES”) derives significantly all of its revenue from contracts with federal, state and local governments and governmental agencies. As a result, if it does not comply with the terms of a contract or with regulations or statutes, it could be subject to downward contract price adjustments or refund obligations or could in extreme circumstances be assessed penalties or be debarred or suspended from obtaining future contracts for a specified period of time. Any such suspension or debarment or other sanction could have an adverse effect on its business.

Similarly, the business and growth of FST Technical Services, LLC (“FST”) depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

On August 29, 2014, DRC ES was suspended from Federal Government contracting and from directly or indirectly receiving the benefits of federal assistance programs. In DRC ES’s opinion the suspension primarily resulted from alleged actions taken by former employees and subcontractors related to two particular contracts. None of the employees in question work for DRC ES or any of its affiliates. DRC ES fully cooperated with all Government investigations. The suspension was terminated on October 1, 2014. DRC ES’s contracts and customer relationships were not materially impacted by the suspension.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015 (Unaudited)

16. Unconsolidated Significant Subsidiaries  – (continued)

On October 13, 2015, Cahaba Disaster Recovery, LLC (“Cahaba”) filed a lawsuit in state court in Jefferson County, Alabama, against DRC Emergency Services, LLC (“DRC”) and Alcentra Capital Corporation (“ACC”), relating to disaster recovery services allegedly provided in the wake of the tornado that struck Joplin, MO in 2011. The complaint alleges that DRC was retained as a first-tier subcontractor on two disaster recovery engagements, and that DRC in turn brought in Cahaba as a second-tier subcontractor for those jobs. The complaint alleges that Cahaba has received only partial payment from DRC and is owed a total of $2,471,680. The complaint alleges that ACC is also liable to Cahaba for those amounts because it was the “alter ego” of DRC, due to what the complaint alleges to be ACC’s “indicia of control” of DRC by Alcentra. Cahaba has agreed to dismiss the case without prejudice (by agreement of parties), subject to its being reinstituted at a later date.

17. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Subsequent to September 30, 2015, the following activity occurred:

On October 15, 2015, Alcentra funded a $5,500,000 investment in Xpress Global Systems, LLC (13.5% 2nd Lien).

On October 15, 2015, Stancor repaid a portion of its debt in the amount of $1,028,364.

On October 16, 2015, Alcentra funded a $7,875,000 investment in NTI Holdings, LLC (9% Unitranche) and $350,000 in equity.

On October 20, 2015, Alcentra amended the terms of its deal with My Alarm Company from 16.25% subordinated debt to 12% 2nd lien debt and extended the maturity to July 2019.

On October 20, 2015, Cologix, Inc. announced the purchase of Net Access, LLC in a transaction expected to close before year end. Net Access LLC is an existing portfolio company and Alcentra has an equity investment in Net Access LLC.

On October 30, 2015, Alcentra funded an additional $2,000,000 investment to Alpine, an existing portfolio company.

On October 30, 2015, Quality Systems, Inc. announced an agreement to acquire Health Fusion Holdings, Inc. for $165 million plus potential additional contingent consideration of up to $25 million. HealthFusion is an existing portfolio company and Alcentras investment consists of $5,923,000 of 1st lien debt and 1.79% of warrants. Expected closing date is before December 31, 2015.

On November 5th, 2015, the Board of Directors approved the 2015 fourth quarter dividend of $0.34 per share for shareholders of record date December 31, 2015 and payable January 7, 2016.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Alcentra Capital Corporation:

We have audited the accompanying consolidated statement of assets and liabilities of Alcentra Capital Corporation and subsidiaries as of December 31, 2014 and the related consolidated statements of operations, changes in net assets, and cash flows for the period from May 8, 2014 (commencement of operations) through December 31, 2014, including the schedule of investments, and the statements of operations, changes in net assets and cash flows of BNY Mellon-Alcentra Mezzanine III, L.P for the period from January 1, 2014 through May 7, 2014, and related notes to the financial statements. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alcentra Capital Corporation and subsidiaries as of December 31, 2014 and the results of its operations and its cash flows for the period from May 8, 2014 (commencement of operations) through December 31, 2014 and the results of BNY Mellon-Alcentra Mezzanine III, L.P.’s operations and its cash flows for the period from January 1, 2014 through May 7, 2014 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
March 18, 2015

Report of Independent Registered Public Accounting Firm

The Partners
BNY Mellon-Alcentra Mezzanine III, L.P.:

We have audited the accompanying statements of assets and liabilities of BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”), including the schedule of investments as of December 31, 2013 and the related statements of operations, changes in net assets, and cash flows for the years ended December 31, 2013 and 2012, and related notes to the financial statements. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BNY Mellon-Alcentra Mezzanine III, L.P. as of December 31, 2013, and the results of its operations and its cash flows for the years ended December 31, 2013 and 2012 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
March 18, 2015

Alcentra Capital Corporation and Subsidiary

Consolidated Statement of Assets and Liabilities

	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.
	As of December 31, 2014	As of December 31, 2013
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $165,921,535 and $57,569,745, respectively)	$167,325,100	$63,987,210
Non-controlled, affiliated investments, at fair value (cost $61,564,299 and $35,529,197, respectively)	61,253,192	35,037,384
Controlled, affiliated investments, at fair value (cost $26,596,938 and $27,274,576, respectively)	30,055,562	25,941,243
Total of portfolio investments, at fair value (cost $254,082,772 and $120,373,518, respectively)	258,633,854	124,965,837
Cash	10,022,617	729,431
Dividends and interest receivable	1,417,500	736,223
Receivable for investments sold	4,753	—
Due from Limited Partners	—	6,635
Deferred financing costs	1,986,520	—
Deferred note offering costs	25,743	—
Prepaid expenses and other assets	128,388	350,000
Total Assets	$272,219,375	$126,788,126
Liabilities
Credit facility payable	$62,499,154	$15,000,000
Payable for investments purchased	8,717	—
Other accrued expenses and liabilities	539,417	326,696
Due to affiliate	—	10,989
Directors' fees payable	85,692	—
Professional fees payable	409,628	—
Interest and credit facility expense payable	216,476	15,614
Management fee payable	615,668	715,014
Distributions payable	4,595,700	168
Unearned structuring fee revenue	517,339	—
Income tax liability	45,272	—
Deferred tax liability	1,697,004	—
Capital contributions paid in advance	—	80,218
Total Liabilities	71,230,067	16,148,699
Commitments and Contingencies (Note 12)
Net Assets
General Partner	—	4,967,879
Limited Partners	—	105,671,548
Common stock, par value $0.001 per share (100,000,000 shares authorized, 13,516,766 shares issued and outstanding)	13,517	—
Additional paid-in capital	197,838,155	—
Accumulated net realized gain (loss)	71,712	—
Undistributed investment income	211,846	—
Net unrealized appreciation (depreciation) on investments, net of provision for taxes of $1,697,004 and $0 as of December 31, 2014 and December 31, 2013, respectively	2,854,078	—
Total Net Assets	200,989,308	110,639,427
Total Liabilities and Net Assets	$272,219,375	$126,788,126
Net Asset Value Per Share	$14.87	N.A.

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statement of Operations

	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	BNY Mellon- Alcentra Mezzanine III, L.P.
	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$2,335,475	$7,099,277	$5,389,235	$6,724,545
Paid in-kind income from portfolio investments	569,637	1,793,553	1,569,746	1,824,251
Other income from portfolio investments	649,961	316,063	160,829	610,019
Dividend income from portfolio investments	251,752	576,520	—	—
From non-controlled, affiliated investments:
Interest income from portfolio investments	1,089,807	2,676,843	3,011,199	2,702,534
Paid in-kind income from portfolio investments	341,850	1,201,757	105,732	170,230
Other income from portfolio investments	788,083	2,967	45,622	375,482
Dividend income from portfolio investments	—	—	—	280,000
From controlled, affiliated investments:
Interest income from portfolio investments	769,953	1,701,725	727,777	—
Paid in-kind income from portfolio investments	521,321	625,083	30,556	—
Other income from portfolio investments	444,055	172,426	10,687	—
Dividend income from portfolio investments	—	—	—	—
Total investment income	7,761,894	16,166,214	11,051,383	12,687,061
Expenses:
Management fees	699,473	2,506,937	2,828,119	4,358,653
Incentive fees	—	966,059	—	—
Professional fees	84,642	800,873	416,181	498,198
Valuation services	—	376,405	—	—
Interest and credit facility expense	50,214	1,016,505	138,224	89,808
Amortization of deferred financing costs	—	326,835	—	—
Directors' fees	—	192,608	—	—
Insurance expense	—	183,882	—	—
Other expenses	7	212,248	159,212	105,891
Total expenses	834,336	6,582,352	3,541,736	5,052,550
Waiver of management and incentive fees by the Investment Advisor	—	(2,017,870)	—	—
Net expenses	834,336	4,564,482	3,541,736	5,052,550
Net investment income	6,927,558	11,601,732	7,509,647	7,634,511
Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	51,961	178,297	3,547,235	2,827,117
Non-controlled, affiliated investments	—	29,203	—	368,371
Controlled, affiliated investments	—	71,711	—	—
Net realized gain (loss) from portfolio investments	51,961	279,211	3,547,235	3,195,488
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	2,974,591	1,403,565	2,420,675	3,970,531
Non-controlled, affiliated investments	—	(311,107)	(2,491,813)	648,000
Controlled, affiliated investments	—	3,458,624	(1,333,333)	—
Net change in unrealized appreciation (depreciation) from portfolio investments	2,974,591	4,551,082	(1,404,471)	4,618,531
Benefit/(Provision) for taxes on unrealized gain on investments	—	(1,697,004)	—	—
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	3,026,552	3,133,289	2,142,764	7,814,019
Net Increase in Net Assets from Operations	$9,954,110	$14,735,021	$9,652,411	$15,448,530
Basic and diluted:
Net investment income per share	N.A.	$0.86	N.A.	N.A.
Earnings per share	N.A.	$1.09	N.A.	N.A.
Weighted Average Shares of Common Stock Outstanding	N.A.	13,516,766	N.A.	N.A.

*	Commencement of operations of the Company

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statement of Changes in Net Assets

	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	BNY Mellon- Alcentra Mezzanine III, L.P.
	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Beginning Balances
General Partner	$4,967,879	N.A.	$3,237,056	$—
Limited Partners	105,671,548	N.A.	93,482,529	73,380,256
Total Beginning Balances	110,639,427	N.A.	96,719,585	73,380,256
Capital contributions
General Partner	—	N.A.	—	—
Limited Partners	58,915,014	N.A.	29,183,860	63,322,390
Total	58,915,014	N.A.	29,183,860	63,322,390
Distributions
General Partner	—	N.A.	(74,140)	—
Limited Partners	(3,941,341)	N.A.	(24,842,289)	(55,431,591)
Total	(3,941,341)	N.A.	(24,916,429)	(55,431,591)
Net increase in net assets resulting from operations
General Partner	924,600	N.A.	—	—
Limited Partners	9,029,510	N.A.	9,652,411	15,448,530
Total	9,954,110	N.A.	9,652,411	15,448,530
Carried interest allocation
General Partner	(5,966,619)	N.A.	1,804,963	3,237,056
Limited Partners	5,966,619	N.A.	(1,804,963)	(3,237,056)
Total	—	N.A.	—	—
Total – General Partner	(74,140)		4,967,879	3,237,056
Total – Limited Partners	175,641,350		105,671,548	93,482,529
Ending Balance	$175,567,210	N.A.	$110,639,427	$96,719,585
Increase (decrease) in net assets resulting from operations
Net investment income	N.A.	$11,601,732	N.A.	N.A.
Net realized gain (loss) on investments	N.A.	279,211	N.A.	N.A.
Net change in unrealized appreciation (depreciation) on investments	N.A.	4,551,082	N.A.	N.A.
Benefit/(Provision) for taxes on unrealized gain on investments	N.A.	(1,697,004)	N.A.	N.A.
Net increase (decrease) in net assets resulting from operations	N.A.	14,735,021	N.A.	N.A.
Capital transactions
Proceeds from issuance of common stock from initial public offering (net of sales load)	N.A.	107,912,490	N.A.	N.A.
Proceeds from issuance of common stock to the Partnership	N.A.	91,500,000	N.A.	N.A.
Offering costs	N.A.	(1,562,318)	N.A.	N.A.
Net increase (decrease) in net assets resulting from capital transactions	N.A.	197,850,172	N.A.	N.A.
Distributions to shareholders from:
Net investment income	N.A.	(11,597,385)	N.A.	N.A.
Realized gains	N.A.	—	N.A.	N.A.
Total distributions to shareholders	N.A.	(11,597,385)	N.A.	N.A.
Total increase (decrease) in net assets	N.A.	200,987,808	N.A.	N.A.
Net assets at beginning of period	N.A.	1,500	N.A.	N.A.
Net assets at end of period [including Undistributed net investment income of $211,846]	N.A.	$200,989,308	N.A.	N.A.
Dividends declared per common share	N.A.	$0.858	N.A.	N.A.

*	Commencement of operations of the Company

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Cash Flows

	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	BNY Mellon- Alcentra Mezzanine III, L.P.
	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$9,954,110	$14,735,021	$9,652,411	$15,448,530
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from portfolio investments	(51,961)	(279,211)	(3,547,235)	(3,195,488)
Net change in unrealized (appreciation) depreciation of portfolio investments	(2,974,591)	(4,551,082)	1,404,471	(4,618,531)
Deferred tax liability	—	1,697,004	—	—
Paid in-kind interest income from portfolio investments	(1,432,808)	(2,884,534)	(1,706,034)	(1,994,481)
Accretion of discount on debt securities	(2,122,109)	(562,728)	(190,362)	(933,165)
Purchases of portfolio investments	(48,769,079)	(203,211,258)	(40,716,147)	(61,718,230)
Net proceeds from sale/return of capital of portfolio investments	15,780,666	44,354,959	19,707,026	44,514,170
Amortization of deferred financing costs	—	326,835	—	—
(Increase) decrease in operating assets:
Dividends and interest receivable	87,770	(1,417,500)	(434,873)	(115,780)
Receivable for investments sold	—	(4,753)	—	—
Due from Limited Partners	(30,023)	—	232,738	(224,277)
Deferred note offering costs	—	(25,743)	—	—
Prepaid expenses and other assets	348,518	(128,388)	—	—
Escrow receivable	—	—	180,525	(180,525)
Due from affiliate	—	—	—	165,775
Increase (decrease) in operating liabilities:
Payable for investments purchased	—	8,717	—	—
Other accrued expenses and liabilities	25,661	507,730	195,769	(365,147)
Due to affiliate	(5,940)	—	9,273	1,716
Directors' fees payable	—	85,692	—	—
Professional fees payable	—	409,628	—	—
Interest and credit facility expense payable	(15,614)	216,476	9,202	(5,267)
Management fee payable	(714,014)	615,668	715,014	(466,271)
Unearned structuring fee revenue	—	517,339	—	—
Income tax liability	—	45,272	—	—
Net cash provided by (used in) operating activities	(29,919,414)	(149,544,856)	(14,488,222)	(13,686,971)
Cash Flows from Financing Activities
Proceeds from issuance of common stock from initial public offering	—	107,912,490	—	—
Offering costs paid	—	(1,530,631)	—	—
Proceeds from bridge facility	—	94,154,819	—	—
Payment of bridge facility	—	(94,154,819)	—	—
Proceeds from credit facility payable	15,000,000	96,386,654	39,071,413	45,000,000
Repayments of credit facility payable	(30,000,000)	(33,887,500)	(29,071,413)	(40,000,000)
Deferred financing costs	—	(2,313,355)	—	—
Distributions paid to shareholders	—	(7,001,685)	—	—
Capital contributions received from Partners	58,834,796	—	29,264,078	63,322,390
Cash distributions paid to Partners	(3,941,341)	—	(24,916,261)	(55,431,648)
Net cash provided by (used in) financing activities	39,893,455	159,565,973	14,347,817	12,890,742
Increase (decrease) in cash and cash equivalents	9,974,041	10,021,117	(140,405)	(796,229)
Cash and cash equivalents at beginning of period	729,431	1,500	869,836	1,666,065
Cash at End of Period	$10,703,472	$10,022,617	$729,431	$869,836
Supplemental and non-cash financing activities:
Cash paid during the period for interest	$65,828	$800,029	$129,022	$95,075
Accrued offering costs	$—	$31,687	$—	$—
Accrued distributions payable	$168	$4,595,700	$—	$—
Acquisition of investments via exchange of common shares of the Company	$—	$91,500,000	$—	$—

*	Commencement of operations of the Company

See notes to consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 83.25%
Senior Secured – First Lien — 36.94%
Aphena Pharma Solutions(8)	Packaging	8.50% Cash, 2.0% PIK		3/3/2019	3,716,716	$3,716,716	$3,716,716	1.85%
Black Diamond Rentals	Oil & Gas Services	12% Cash, 2.0% PIK		7/8/2018	12,767,248	12,767,248	13,044,000	6.49%
Datascan Holdings, Inc.(7)	Business Services	LIBOR + 9.75%	1.00%	12/17/2018	3,000,000	3,000,000	3,000,000	1.49%
HealthFusion, Inc.(2)	Healthcare Services	13% Cash		10/7/2018	5,750,000	5,750,000	5,980,000	2.97%
IGT(2)(7)	Industrial Services	LIBOR + 8.50% Cash	1.00%	12/10/2019	9,000,000	8,893,250	9,000,000	4.48%
North Atlantic Petroleum(3)	Retail Distribution	10.75% Cash		11/13/2017	14,625,000	14,625,000	14,625,000	7.28%
Response Team Holdings LLC(7)	Restoration Services	LIBOR + 8.50% Cash, 1.00% PIK	2.00%	3/28/2019	9,518,307	9,518,307	9,520,288	4.74%
Stancor, Inc.(7)	Wholesale/ Distribution	LIBOR + 8.0%	0.75%	8/19/2019	7,000,000	7,000,000	7,000,000	3.48%
Triton Technologies(8)	Call Center Services	8.50% Cash, 2.0% PIK		10/23/2018	1,200,000	1,185,145	1,201,000	0.60%
Well Biz Brands(8)	Consumer Services	8.50% Cash, 2.0% PIK		10/23/2018	7,167,144	7,167,144	7,167,144	3.56%
Total Senior Secured – First Lien						73,622,810	74,254,148	36.94%
Senior Secured – Second Lien — 17.29%
Alpine Waste(2)(7)	Waste Services	LIBOR + 9.0% Cash, 0.5% PIK	1.00%	12/30/2020	9,000,000	$9,000,000	$9,000,000	4.48%
Bioventus(7)	Healthcare: Orthopedic Products	LIBOR + 10.0% Cash	1.00%	4/10/2020	12,000,000	11,760,000	12,000,000	5.97%
Nation Safe Drivers (NSD)(2)(7)	Automotive	LIBOR + 8.0%	2.00%	9/29/2020	6,173,798	6,173,798	6,173,798	3.07%
Puerto Rico Cable Acquisition Company d/b/a Choice Cable TV(7)	Media: Broadcasting & Subscription	LIBOR + 8.50%	1.00%	5/30/2019	7,500,000	7,397,404	7,575,000	3.77%
Total Senior Secured - Second Lien						34,331,202	34,748,798	17.29%
Senior Subordinated — 12.46%
Dentistry For Children, Inc.(2)	Healthcare Services	11% Cash, 2.25% PIK		9/1/2017	14,506,700	$14,506,700	$14,506,700	7.22%
GST Autoleather	Automotive	11% Cash, 2.0% PIK		1/11/2021	8,077,778	8,077,778	8,077,778	4.02%
Media Storm, LLC	Media & Entertainment	10% Cash		8/28/2019	2,454,545	2,454,545	2,454,545	1.22%
Total Senior Subordinated						25,039,023	25,039,023	12.46%

See notes to consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Equity/Other — 16.56%
American Addiction Centers, Series A Redeemable Preferred Equity(4)	Healthcare & Pharmaceuticals	12% Cash		4/15/2017	8,000,000	$8,000,000	$8,160,000	4.06%
City Carting Holding Company, Inc., Series A Preferred Shares	Waste Management	7% Cash, 15% PIK		4/30/2015	7,478,639	7,478,639	$7,478,639	3.72%
Series B Preferred Shares		10% Cash, 8% PIK			3,876,840	3,876,840	3,876,840	1.93%
						11,355,479	11,355,479	5.65%
Dentistry For Children, Inc., Class A-1 Units(5)	Healthcare Services				1,500,000	2,203,000	2,262,000	1.13%
HealthFusion, Inc., Warrants(5)	Healthcare Services				418,000	418,000	754,000	0.38%
IGT, Preferred Shares(5)	Industrial Services				962,651	962,651	962,651	0.48%
Common Shares(5)					44,000	44,000	44,000	0.02%
						1,006,651	1,006,651	0.50%
Media Storm, LLC, Preferred Shares(5)	Media & Entertainment				1,216,204	2,346,964	2,555,000	1.27%
Response Team Holdings LLC, Preferred Shares	Restoration Services	12% PIK		3/28/2019	2,598,406	2,598,406	2,599,001	1.29%
Response Team Holdings LLC, Warrants(5)					5	—	—	—
Wholesome Sweeteners, Inc., Common Shares(5)	Food & Beverage				5,000	5,000,000	4,591,000	2.28%
Total Equity/Other						32,928,500	33,283,131	16.56%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						165,921,535	167,325,100	83.25%
Investments in Non-Controlled, Affiliated Portfolio Companies — 30.48%*
Senior Secured – First Lien — 2.29%
Show Media, Inc.	Media & Entertainment	11.0% PIK		8/10/2017	7,535,778	$6,761,028	$4,596,000	2.29%
Total Senior Secured – First Lien						6,761,028	4,596,000	2.29%
Senior Secured – Second Lien — 5.97%
Southern Technical Institute, Inc.(7)	Education	LIBOR + 9.75%	1.00%	12/2/2020	12,000,000	$12,000,000	$12,000,000	5.97%
Total Senior Secured – Second Lien						12,000,000	12,000,000	5.97%
Senior Subordinated — 14.90%
ACT Lighting	Wholesale	12% Cash, 2% PIK		7/24/2019	8,336,399	$8,177,158	$8,336,399	4.15%
		8% PIK		7/24/2020	1,812,763	1,640,216	1,680,000	0.84%
						9,817,374	10,016,399	4.99%
Battery Solutions, Inc.	Environmental/ Recycling Services	12% Cash, 2% PIK		12/20/2018	5,210,232	5,210,232	4,576,000	2.28%
DBI Holding, LLC	Infrastructure Maintenance	12% Cash, 1% PIK		9/6/2019	8,631,785	8,631,785	8,631,785	4.29%
		13% PIK		9/6/2019	7,167,600	6,709,880	6,723,000	3.34%
						15,341,665	15,354,785	7.63%
Total Senior Subordinated						30,369,271	29,947,184	14.90%

See notes to consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Equity/Other — 7.32%
ACT Lighting, Warrants(5)	Wholesale			7/24/2019	143,000	$143,000	$833,000	0.41%
Battery Solutions, Inc., Class A Units(5)	Environmental/ Recycling Services				5,000,000	1,058,000	—	—
DBI Holding, LLC, Warrants(5)	Infrastructure Maintenance			3/6/2024	519,412	519,412	748,000	0.37%
Net Access Corporation, Class A Units(5)	Technology				3,000,000	8,112,000	9,412,000	4.68%
Show Media, Inc., Units(5),(6)	Media & Entertainment				324,321	324,321	—	—
Southern Technical Institute, Inc., Class A Units(5)	Education				3,164,063	2,167,000	3,606,741	1.80%
Warrants(5)					110,267	110,267	110,267	0.06%
						2,277,267	3,717,008	1.86%
Total Equity/Other						12,434,000	14,710,008	7.32%
Total Investments in Non-Controlled, Affiliated Portfolio Companies						61,564,299	61,253,192	30.48%
Investments in Controlled, Affiliated Portfolio Companies — 14.95%**
Senior Secured - First Lien — 9.23%
DRC Emergency Services	Disaster Recovery Services	10% Cash		1/11/2020	5,000,000	$5,000,000	$5,000,000	2.49%
		8% Cash		6/30/2016	666,560	666,560	666,560	0.33%
						5,666,560	5,666,560	2.82%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 2% PIK		11/18/2018	12,500,000	12,500,000	12,879,000	6.41%
Total Senior Secured – First Lien						18,166,560	18,545,560	9.23%
Equity/Other — 5.72%
DRC Emergency Services, Preferred Shares	Disaster Recovery Services	10% PIK			7,885,459	$6,623,838	$6,930,002	3.44%
FST Technical Services, LLC, Common Shares	Technology & Telecom	9% PIK			1,750,000	1,806,540	4,580,000	2.28%
Total Equity/Other						8,430,378	11,510,002	5.72%
Total Investments in Controlled, Affiliated Portfolio Companies						26,596,938	30,055,562	14.95%
Total Investments						254,082,772	258,633,854	128.68%
Liabilities In Excess Of Other Assets							(57,644,546)	(28.68)%
Net Assets							$200,989,308	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	The investment has an unfunded commitment as of December 31, 2014 which is excluded from the presentation (see Note 12).
(3)	Investment is not a qualifying investment as defined under section 55 (a) of the investment Company act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition.
(4)	The Company provided financing to Behavioral Healthcare Realty, a wholly owned subsidiary of American Addiction Centers.
(5)	Non-income producing security.

See notes to consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

(6)	As part of the December 2013 amendment, the senior secured notes of Show Media, Inc., contain a provision that, under certain circumstances, allow the holder to convert a portion of the notes into equity, subject to a maximum ownership of 49% of the Common Stock of the business. On December 31, 2014, we entered into an amendment whereby we elected to convert 50% of our Notes into Redeemable Convertible Preferred Stock (the “Preferred”). The Preferred has an 11% accrued dividend. The remaining note has an 11% coupon that is payable at 5.5% cash and 5.5% PIK commencing June 30, 2015.
(7)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(8)	The investments are guaranteed by Enhanced Equity Fund, L.P. (“EEF”).

Abbreviation Legend

PIK — Payment-In-Kind

*	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2014 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2013	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2014
ACT Lighting	$—	$11,419,162	$1,500,000	$685,229	$10,849,399
Battery Solutions, Inc.	6,075,969	68,663	—	819,578	4,576,000
DBI Holding, LLC	—	15,637,081	—	2,240,640	16,102,785
Net Access Corporation	11,964,457	—	3,920,230	359,709	9,855,000
Show Media, Inc.	6,294,000	643,862	—	818,199	4,596,000
Southern Technical Institute, Inc.	10,702,958	787,500	9,520,833	1,177,952	15,717,008
	$35,037,384	$28,556,269	$14,941,063	$6,101,307	$61,696,192
**	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2014 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2013	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2014
The DRC Group	$11,906,520	$8,690,664	$8,774,638	$1,928,028	$12,596,562
FST Technical Services, LLC	14,034,723	37,779	156,873	2,306,535	17,459,000
	$25,941,243	$8,728,443	$8,931,511	$4,234,563	$30,055,562
***	Pledged as collateral under the Credit Facility with ING Capital LLC.

See notes to consolidated financial statements

BNY Mellon-Alcentra Mezzanine III, L.P.

Schedule of Investments
December 31, 2013

Investment Description	Industry	Type of investment	Par/Share Amount	Maturity	Cost as of December 31, 2013(1)	Fair Value as of December 31, 2013
Investments in Non-Controlled, Non-Affiliated Portfolio Companies
Proserv Offshore Group	Energy Services	Warrant	—	6/21/2018	$5	$793,000
City Carting Holding Company, Inc.	Waste Management	Series A Preferred Shares (7% Cash, 15% PIK)(2)	571	4/30/2015	7,028,768	7,028,768
		Series B Preferred Shares (10% Cash, 8% PIK)	329	—	3,774,016	3,774,016
Dentistry For Children, Inc.	Healthcare Services	Senior Subordinated Note (11% Cash, 2.25% PIK)	$10,638,182	9/1/2017	10,622,797	10,622,797
		Equity	1,500,000	—	1,500,000	1,703,000
GTT Communications Inc.	Telecommunication Services	Senior Subordinated Note (11% Cash)	$4,750,000	6/30/2016	4,343,184	4,343,184
		Common Shares	666,666.66	—	2,000,000	4,769,000
		Warrant	—	—	410,939	1,381,000
HealthFusion, Inc.	Healthcare Services	Senior Subordinated Note (13% Cash)	$5,750,000	11/18/2018	5,665,994	5,665,994
		Warrants	—	—	—	418,000
Kaseman Holdings, LLC/Sallyport Holdings, LLC	Defense Service	Class A interest	500,000	—	500,000	594,409
Media Storm, LLC	Media & Entertainment	Senior Subordinated Note (12% Cash, 2% PIK)	$8,219,008	10/23/2017	8,155,514	8,155,514
		Preferred Shares	1,216,204	—	1,176,964	2,346,964
Wholesome Sweeteners, Inc.	Food Distribution	Senior Subordinated Notes (12% Cash, 2% PIK)	$8,079,306	10/6/2017	7,891,564	7,891,564
		Common Shares	4,500	—	4,500,000	4,500,000
Total Non-Controlled, Non-Affiliated					$57,569,745	$63,987,210
Investments in Non-Controlled, Affiliated Portfolio Companies**
Battery Solutions, Inc.	Energy Services	Senior Subordinated Note (12% Cash, 2% PIK)	$5,105,732	12/20/2018	$5,017,969	$5,017,969
		Class A Units	5,000,000	—	5,000,000	1,058,000
Net Access Corporation	Technology	Senior Subordinated Note (13% Cash)	$3,920,230	7/19/2018	3,852,457	3,852,457
		Class A Units	3,000,000	—	3,000,000	8,112,000
Show Media, Inc.	Media & Entertainment	Senior Secured Note (5.5% Cash, 5.5% PIK)(3)	$7,068,750	8/10/2017	7,068,750	6,294,000
Southern Technical Institute, Inc.	Education	Senior Subordinated Note (12.5% Cash)	$8,483,333	10/15/2016	8,425,691	8,425,691
		Class A Units	3,000,000	—	3,164,063	2,167,000
		Warrants	—	—	267	110,267
Total Non-Controlled, Affiliated Portfolio Companies					$35,529,197	$35,037,384
Investments in Controlled, Affiliated Portfolio Companies***
The DRC Group	Disaster Recovery	Senior Secured Note (10% Cash)	$5,000,000	1/11/2020	4,906,520	4,906,520
	Services	Preferred Shares (10% PIK)	—	—	8,333,333	7,000,000
FST Technical Services, LLC	Technology and Telecom	Senior Subordinated Note (12% Cash, 2% PIK)	$12,530,556	11/18/2018	12,284,723	12,284,723
		Common Shares	1,750,000		1,750,000	1,750,000
Total Non-Controlled, Affiliated Portfolio Companies					$27,274,576	$25,941,243
Total Portfolio Investments					$120,373,518	$124,965,837

(1)	The cost of debt securities is adjusted for accretion of discount and interest paid in-kind on such securities.
(2)	Paid in-kind.

See notes to consolidated financial statements

BNY Mellon-Alcentra Mezzanine III, L.P.

Schedule of Investments
December 31, 2013

(3)	Amended on December 31, 2013 (due to default) to 5.5% cash and 5.5% PIK effective January 1, 2014.
*	Fair value as a percentage of Net Assets.
**	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2013 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2012	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2013
Battery Solutions, Inc.	$9,902,220	$115,749	$—	$735,815	$6,075,969
Kaseman Holdings, LLC/Sallyport Holdings, LLC (aka KS International, LLC)	471,000	—	—	—	—
Net Access Corporation	8,593,721	8,736	250,000	536,957	11,964,457
Show Media, Inc.	10,529,000	—	2,931,250	715,656	6,294,000
Southern Technical Institute, Inc.	12,778,476	178,212	1,366,667	1,174,125	10,702,958
	$42,274,417	$302,697	$4,547,917	$3,162,553	$35,037,384
***	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2013 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair Value at December 31, 2012	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2013
The DRC Group	$—	$13,239,853	$—	$550,964	$11,906,520
FST Technical Services	—	14,034,723	—	218,056	14,034,723
	$—	$27,274,576	$—	$769,020	$25,941,243

See notes to consolidated financial statements

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

1. Organization and Purpose

Alcentra Capital Corporation (the “Company”, “Alcentra”, “we”, “us” or “our”) was formed as a Maryland corporation on June 6, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies. Alcentra is managed by Alcentra NY, LLC (the “Adviser” or “Alcentra NY”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, for U.S. federal income tax purposes, Alcentra intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its tax year ending December 31, 2014.

The Company was formed for the purpose of acquiring certain assets held by BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”). The Partnership is a Delaware limited partnership, which commenced operations on May 14, 2010 (the “Commencement Date”). BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY, LLC and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY is wholly-owned by BNY Alcentra Group Holdings, Inc. (“Alcentra Group”), which is wholly-owned by The Bank of New York Mellon Corporation.

On May 8, 2014 (commencement of operations), the Company acquired all of the assets of the Partnership other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) for $64.4 million in cash and $91.5 million in shares of Alcentra’s common stock. Concurrent with Alcentra’s acquisition of the Fund III Acquired Assets from the Partnership, Alcentra also purchased for $29 million in cash certain debt investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio debt investments were originated by the investment professionals of the Adviser and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the initial public offering of Alcentra’s shares of common stock. Except for the $1,500 seed capital, the Company had no assets or operations prior to the acquisition of the investment portfolios of the Partnership and as a result, the Partnership is considered a predecessor entity of the Company.

On May 14, 2014, Alcentra completed its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 6,666,666 shares for gross proceeds of approximately $100 million. Alcentra used $94.2 million of the proceeds from the Offering to fund the purchase of the warehouse portfolio, and the cash portion of the consideration paid to Fund III. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 8, 2014, the Company formed Alcentra BDC Equity Holdings, LLC, a wholly-owned subsidiary for tax purposes. This subsidiary allows us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The financial statements of this entity are consolidated into the financial statements of Alcentra. All intercompany balances and transactions have been eliminated.

The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies. The Company seeks to achieve its investment objective by originating

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

1. Organization and Purpose  – (continued)

and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. It sources investments primarily through the extensive network of relationships that the principals of its investment adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Upon commencement of operations, the Company also entered into an administration and custodian agreement (the “Agreement”) with State Street Bank and Trust Company (the “Administrator”).

Capitalized terms used but not defined here in, shall have the meaning assigned to them in the amended and restated Limited Partnership Agreement dated as of April 5, 2012, as amended.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Partnership and the Company have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 10 of Regulation S-X.

In the opinion of management, the consolidated financial results included herein contain all adjustments considered necessary for the fair presentation of financial statements for the interim periods included herein.

The accounting records of the Company and the Partnership are maintained in United States dollars.

As of December 31, 2013, the Company had not yet begun investment operations. Alcentra NY purchased the initial 100 shares for $1,500 on March 12, 2014. As such any per share data is not calculable as of December 31, 2013.

Use of Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The most significant estimates relate to the valuation of the Company’s portfolio investments.

Consolidation

In accordance with Regulation S-X Article 6.03 and ASC Topic 810 — Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

Portfolio Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash

At December 31, 2014, cash balances totaling $10,022,617 exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company’s cash deposits are held by the Administrator and management believes that the risk of loss associated with any uninsured balance is remote.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the credit facility (as defined in Note 10) and are capitalized at the time of payment. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the credit facility.

Deferred Note Offering Costs

Deferred Note Offering costs consist of fees and expenses paid in connection with the series of Senior Securities issued (as defined in Note 18) and are capitalized at this time as these fees and expenses were incurred before the issuance commenced.

Valuation of Portfolio Investments

Portfolio investments are carried at fair value as determined by the General Partner of the Partnership and, in case of the fair value as of December 31, 2014, by the Board of Directors (the “Board”) of Alcentra.

The methodologies used in determining these valuations include:

(1) Preferred shares/membership units and common shares/membership units

In determining estimated fair value for common shares/membership units and preferred shares, the Company or the Partnership makes assessments of the methodologies and value measurements which market participants would use in pricing comparable investments, based on market data obtained from independent sources as well as from the Partnership’s or Company’s own assumptions and taking into account all material events and circumstance which would affect the estimated fair value of such investments. Several types of factors, circumstances and events could affect the estimated fair value of the investments. These include but are not limited to the following:

(i) Any material changes in the (a) competitive position of the portfolio investment, (b) legal and regulatory environment within which the portfolio investment operates, (c) management or key managers of the portfolio investment, (d) terms and/or cost of financing available to the portfolio investment, and (e) financial position or operating results of the investment; (ii) pending disposition by the Company or Partnership of all or a major portfolio investments; and (iii) sales prices of recent public or private transactions in identical or comparable investments.

One or a combination of the following valuation techniques are used to fair value these investments: Market Approach and Income Approach. The Market Approach uses prices and other relevant information generated by market transactions involving identical or

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

comparable assets or liabilities. The Income Approach uses valuation techniques to convert future amounts to a present amount (i.e., discounting estimated future cash flows to a net present value amount).

(2) Debt

The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

(3) Warrants

Where warrants are considered to be in the money, their incremental value is included within the valuation of the investments.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value. The valuation process begins with each investment being initially valued by the investment professionals of the General Partner or for the Company, its Adviser. Preliminary valuation conclusions are then documented and discussed with senior investment professionals of the General Partner of the Partnership or for the Company, its Adviser. The Investment Committee reviews the valuation of the investment professionals and then determines the fair value of each investment in good faith based on the input of the investment professionals.

With respect to the Company’s valuation process, the Board undertakes a similar multi-step valuation process each quarter, as described below:

•	Alcentra’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;
•	preliminary valuation conclusions will then be documented and discussed with Alcentra’s senior management and the Adviser;
•	the audit committee of the Board then reviews these preliminary valuations;
•	at least once quarterly, independent valuation firms engaged by the Board prepare preliminary valuations on a selected basis and submit the reports to the Board; and
•	the Board then discusses valuations and determine the fair value of each investment in Alcentra’s portfolio in good faith, based on the input of the Adviser, the independent valuation firms and the audit committee.

The Board has authorized the engagement of independent valuation firms to provide Alcentra with valuation assistance. Alcentra intends to have independent valuation firms provide it with valuation assistance on a portion of its portfolio on a quarterly basis and its entire portfolio will be reviewed at least annually by independent valuation firms; however, the Board is ultimately and solely responsible for the valuation of its portfolio investments at fair value as determined in good faith pursuant to its valuation policy and a consistently applied valuation process.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a readily available market for the securities existed or from those which will ultimately be realized.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

Organizational and Offering Costs — Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s consolidated statement of operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. Offering expenses consist principally of underwriter’s fee, legal, accounting, printing fees and other related expenses associated with the filing of a registration statement. Offering costs are offset against proceeds of the offering in paid-in capital in excess of par in the consolidated statement of changes in net assets. $1.56 million of offering costs were incurred with the initial public offering.

The Partnership is obligated to reimburse the General Partner for 100% of the placement fee and for organizational costs of the Partnership in an amount not to exceed $1,250,000 on a cumulative basis. Organizational costs paid by the Partnership in excess of $1,250,000 (“Excess Organizational Expenses”) and all placement fees paid by the Partnership will reduce the management fee as described in Note 7. Organizational costs amounted to $118,048 in 2012 and were included in other expenses in the Statement of Operations. No costs were charged for the Partnership for the period ended December 31, 2014 or the year ended December 31, 2013.

Paid-In-Capital — The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions.

Earnings and Net Asset Value Per Share — Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reported period. Net Asset Value per share is calculated using the number of shares outstanding as of the end of the period.

Investments — Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Company and Partnership in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Original Issue Discount — When the Company and Partnership receive warrants with a nominal or discounted exercise price upon origination of a debt or preferred stock investment, a portion of the cost basis is allocated to the warrants. When the investment is made concurrently with the sale of a substantial amount of equity, the value of the warrants is based on the sales price. The value of the warrants is recorded as original issue discount (“OID”) to the value of the debt or preferred stock investment and the OID is amortized over the life of the investment.

Interest and Dividend Income — Interest is recorded on the accrual basis to the extent that the Company and Partnership expect to collect such amounts. The Company and Partnership accrue paid in-kind interest (“PIK”) by recording income and an increase to the cost basis of the related investments. Dividend income is recorded on ex-dividend date. Dividends in-kind are recorded as increase in cost basis of investments and as income.

Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

remaining principal and interest obligations. Cash interest payments received on non-accrual designated investments may be recognized as income or applied to principal depending on management’s judgment. There were no non-accrual investments as of December 31, 2014 and December 31, 2013.

Other Income — The Company may also receive structuring or closing fees in connection with its investments. Such upfront fees are accreted into income over the life of the investment.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

Income Taxes — Beginning with its first taxable year, the Company intends to elect for U.S. federal income tax purposes to be treated as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RIC’s. To obtain and maintain our qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Company must distribute to our stockholders, for each taxable year, at least 90% of “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement. As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to stockholders as dividends.

The Partnership is structured as a partnership for U.S. Federal income tax purposes, and as such, is not subject to income taxes; each Partner (depending on its structure for tax purposes) may be individually liable for income taxes, if any, on its share of the Partnership’s taxable income.

Alcentra BDC Equity Holdings LLC has elected to be a taxable entity (the “Taxable Subsidiary”). The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements. For the year ended December 31, 2014, we recognized a provision for income tax on unrealized gain on investments of $1.6 million for the Taxable Subsidiaries. For the year ended December 31, 2013 and December 31, 2012, we recognized no income tax or benefit related to the taxable subsidiaries. As of December 31, 2014, $1.6 million were included in the deferred tax liability on the Consolidated Statement of Assets and Liabilities.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The General Partner has concluded that no provision for income tax is required in the Partnership’s financial statements. However, the General Partner’s conclusions regarding uncertain tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

The Company has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for tax years that may be open for the period ended December 31, 2014 and the year ended December 31, 2013. This conclusion may be subject to review and adjustment at a later date based on factors, including but not limited to, ongoing analysis and changes to laws, regulations, and interpretations thereof.

Permanent differences between investment company taxable income and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the period ended December 31, 2014, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of dividend reclasses, as follows:

As of December 31, 2014
Distributions in excess of net investment income	$207,499
Accumulated net realized gain	(207,499)

The tax character of distributions paid by the company were ordinary income of $11,597,385.

At December 31, 2014, the components of distributable earnings on a tax basis are as follows:

As of December 31, 2014
Undistributed net investment income	$211,846
Accumulated net realized gain (losses)	71,712
Unrealized appreciation (depreciation)	2,854,078
Components of tax distributable earnings at year end	$3,137,636

The following is the major tax jurisdiction for the Partnership and the earliest tax year subject to examination: United States — 2010.

Indemnification — In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

3. Fair Value of Portfolio Investments

The Company and Partnership account for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value. ASC Topic 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

3. Fair Value of Portfolio Investments  – (continued)

measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Company and Partnership has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Company and Partnership, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company and Partnership holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair value is determined through the use of models or other valuation methodologies.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Company and Partnership. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Company and Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the levels in the fair value hierarchy into which the Company and Partnership’s financial instruments are categorized as of December 31, 2014 and December 31, 2013:

As of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Senior Secured – First Lien	$—	$—	$97,395,708	$97,395,708
Senior Secured – Second Lien	—	—	46,748,798	46,748,798
Subordinated Debt	—	—	54,986,207	54,986,207
Equity/Other	—	8,160,000	51,343,141	59,503,141
Total investments	$—	$8,160,000	$250,473,854	$258,633,854
As of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Debt	$—	$—	$77,460,413	$77,460,413
Common Shares/Membership Units	—	4,769,000	19,884,409	24,653,409
Preferred Shares/Membership Units	—	—	20,149,748	20,149,748
Warrants	—	—	2,702,267	2,702,267
Total investments	$—	$4,769,000	$120,196,837	$124,965,837

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

3. Fair Value of Portfolio Investments  – (continued)

During the period from May 8, 2014 to December 31, 2014, our ability to observe valuation inputs has resulted in a reclassification of $8,160,000 investment from Level 3 to Level 2 with no other reclassifications of assets between levels. This transfer was reported at the end of the reporting period in which it occurred.

There were no transfers between Levels 1, 2 and 3 in 2013.

During the year ended December 31, 2013, a portion of one of the Level 3 investments held by the Partnership was converted from debt to preferred shares.

Transfers between levels of the fair value hierarchy are reported at the end of the reporting period in which they occur.

The changes in investments classified as Level 3 are as follows for the period from May 8, 2014 to December 31, 2014 and the year ended December 31 2013.

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/Other	Total
Balance as of May 8, 2014(*)	$68,848,668	$—	$61,151,338	$54,590,510	$184,590,516
Amortized discounts/premiums	145	9,904	552,679	—	562,728
Paid in-kind interest	836,331	—	1,142,207	905,996	2,884,534
Net realized gain (loss)	—	—	47,078	232,133	279,211
Net change in unrealized appreciation (depreciation)	(1,154,690)	417,596	(422,086)	5,710,262	4,551,082
Purchases	39,623,282	46,321,298	22,127,000	2,049,162	110,120,742
Sales/Return of capital	(10,758,028)	—	(29,612,009)	(3,984,922)	(44,354,959)
Transfers in	—	—	—	—	—
Transfers out	—	—	—	(8,160,000)	(8,160,000)
Balance as of December 31, 2014	$97,395,708	$46,748,798	$54,986,207	$51,343,141	$250,473,854
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$(1,154,690)	$417,596	$(422,086)	$7,092,583	$5,933,403

*	Investment portfolios acquired from the Partnership and the Warehouse Portfolios (see Note 1)

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

3. Fair Value of Portfolio Investments  – (continued)

	Debt	Common Shares/ Membership Units	Preferred Shares/ Membership Units	Warrants	Total
Balance as of January 1, 2013	$65,446,132	$21,874,000	$10,858,157	$1,739,267	$99,917,556
Amortized discounts/premiums	190,362	—	—	—	190,362
Paid in-kind interest	640,407	—	1,065,627	—	1,706,034
Net realized gain (loss)	317,374	3,229,861	—	—	3,547,235
Net change in unrealized appreciation (depreciation)	(774,750)	(2,843,413)	(1,107,369)	552,061	(4,173,471)
Purchases	32,057,812	1,914,063	4,333,333	410,939	38,716,147
Sales/Return of capital	(15,416,924)	(4,290,102)	—	—	(19,707,026)
Transfers in	—	—	5,000,000	—	5,000,000
Transfers out	(5,000,000)	—	—	—	(5,000,000)
Balance as of December 31, 2013	$77,460,413	$19,884,409	$20,149,748	$2,702,267	$120,196,837
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2013	$(774,750)	$(2,013,654)	$(1,107,369)	$552,061	$(3,343,712)

During the year ended December 31, 2013, a portion of one of the Level 3 investments held by the Partnership was converted from debt to preferred shares.

The following is a summary of the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2014 and December 31, 2013, respectively.

As of December 31, 2014:

Assets at Fair Value	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured – First Lien	$97,395,708	Yield to Maturity	Comparable Market Rate	8.75% – 36.3%	11.82%
Senior Secured – Second Lien	$46,748,798	Yield to Maturity	Comparable Market Rate	9.5% – 11.0%	10.27%
Senior Subordinated	$54,986,207	Yield to Maturity	Comparable Market Rate	13.0% – 20.0%	11.23%
Preferred Ownership	$24,402,133	Market Approach	Enterprise Value/LTM EBITDA Multiple	7.56x – 8.35x	7.95x
Common Ownership/ Common Warrants	$26,941,008	Market Approach	Enterprise Value/LTM EBITDA Multiple	10.19x – 10.99x	10.59x
Total	$250,473,854

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

3. Fair Value of Portfolio Investments  – (continued)

As of December 31, 2013:

Assets at Fair Value	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Preferred Ownership	$20,149,748	Market Approach	Enterprise Value/LTM EBITDA Multiple	5.25x – 9.0x	7.5x
Common Ownership/ Common Warrants	$22,586,676	Market Approach	Enterprise Value/LTM EBITDA Multiple	5.0x – 14.0x	9.2x
Debt	$77,460,413	Yield Analysis/ Market Approach	Yield to Maturity	6.7x – 14.0x	12.3
Total	$120,196,837

4. Share Transactions/Partners’ Capital

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offering for the period ended December 31, 2014 (May 8, 2014 —  December 31, 2014).

	Shares	Amount
Issuance of shares to Limited Partners of the Partnership	6,100,000	$91,500,000
Issuance of shares in the Offering	6,666,666	99,999,990
Overallotment	750,000	11,250,000
Total shares issued	13,516,666	202,749,990
Less:
Underwriting costs (sales load)	—	3,337,500
Offering costs	—	1,562,318
Total shares outstanding/net proceeds to Company	13,516,666	$197,850,172

The Partnership held its initial closing on May 14, 2010, accepting capital commitments amounting to $105,850,000 from Limited Partners. Seven additional closings were held subsequent to May 14, 2010. The most recent of which being the final closing, took place on August 10, 2012, bringing total commitments to $210,200,000. Such capital commitments are due and payable when called by the General Partner. As of May 7, 2014, December 31, 2013, and December 31, 2012, Limited Partners have contributed $226,397,552, $167,482,538, and $138,298,678 or 107.71%, 79.68%, and 65.79% of their total capital commitments to the Partnership, respectively. As of May 7, 2014, the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 70.02% and 30.02% of total partners’ capital, respectively. As of December 31, 2013 the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 66.60% and 28.91% of total partners’ capital, respectively. As of December 31, 2012, the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 64.34% and 32.31% of total partners’ capital, respectively.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

5. Distributions

Alcentra Capital Corporation

The Company intends to make quarterly distributions of available net investment income determined on a tax basis to its stockholders. Distributions to stockholders are recorded on the record date. The amount, if any, to be distributed to stockholders is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, will be distributed at least annually, although the Company may decide to retain such capital gains for investment and pay a 4% excise tax on such excess.

The following table reflects the Company’s dividends declared and paid or to be paid on its common stock:

Date Declared	Record Date	Payment Date	Amount Per Share
June 24, 2014	June 30, 2014	July 7, 2014	$0.178
August 12, 2014	September 30, 2014	October 6, 2014	$0.340
November 4, 2014	December 30, 2014	January 6, 2015	$0.340

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the stockholders who have not “opted out” of the DRIP no later than the record date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the common stock on the NASDAQ Global Select Market on the dividend payment date. Shares purchased in the open market to satisfy the DRIP requirements will be valued upon the average price of the applicable shares purchased by the Plan Administrator, before any associated brokerage or other costs.

BNY Mellon-Alcentra Mezzanine III, L.P.

Proceeds from portfolio investments will be distributed to the partners in proportion to their contributions to such investment until the partners have received a) first, 100% to all Limited Partners until the Limited Partners have received an amount equal to their aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); b) second, 100% to all Limited Partners until the Limited Partners have received preferred returns of 8% and 5%, for Class A Limited Partners and Class B Limited Partners, respectively, per annum on the aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); c) third, for Class A Limited Partners only, 100% to the General Partner as a carried interest distribution until the General Partner has received an amount equal to 20% of the aggregate amount of distributions; and d) thereafter (a) 80% to such Partner and (b) 20% to the General Partner. Income from short-term investments is distributed to all partners in proportion to such partners’ contributions to such investments.

For the period from January 1, 2014 to May 7, 2014 and the years ended December 31, 2013 and December 31, 2012, the Partnership made distributions to the General Partner and the Limited Partners totaling $3,941,341, $24,916,429 and $55,431,591, respectively. For the period from January 1, 2014 to May 7, 2014, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 70.03% and 29.97% of total distributions, respectively. For the years

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

5. Distributions  – (continued)

ended December 31, 2013 and December 31, 2012, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 69.82% and 29.88%, and 66.69% and 33.31% of total distributions, respectively.

Upon the termination of the Partnership, if it is determined that the General Partner has received carried interest distributions in excess of the amount it would have received had such distributions been determined on a cumulative basis, a clawback payment of such excess is required of the General Partner.

Distributions to Limited Partners in 2014, 2013 and 2012 are broken down as follows:

	For the period from January 1, 2014 to May 7, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Return of capital	750,000	12,826,908	15,092,266
Return on capital	$3,191,341	$12,015,381	$40,339,325
Total	$3,941,341	$24,842,289	$55,431,591

6. Allocation of Profits and Losses

Allocations of Partnership profits are made in a manner which is consistent with, and gives effect to, the distribution procedures outlined in Note 5 above. Partnership losses are allocated to all partners in proportion to such partners’ capital commitments or to such partners’ percentage ownership in such investment from which the losses arose, or if there is no such investment, in proportion to their capital commitment. For the period from January 1, 2014 to May 7, 2014 and the year ended December 31, 2013 and December 31, 2012, the General Partner was allocated carried interest distributions of $(5,966,619), $1,804,963 and $3,237,056 respectively. As a result of the completion of Alcentra’s initial public offering, the General Partner’s allocated carried interest as of May 7, 2014 was reallocated to the Limited Partners in accordance with the provisions of the Partnership’s Limited Partnership Agreement (December 31, 2013, as revised). Accordingly, the carried interest allocated to the General Partner through May 7, 2014 of approximately $6 million was reallocated to the Limited Partners.

7. Related Party Transactions

Management Fee
Alcentra Capital Corporation

Under the Investment Advisory Agreement, we have agreed to pay Alcentra NY an annual base management fee based on our gross assets as well as an incentive fee based on our performance. The base management fee is calculated at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% if our gross assets are between $625 million and $750 million; and 1.5% if our gross assets are greater than $750 million. The various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. The base management fee will be payable quarterly in arrears and shall be calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarter.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

7. Related Party Transactions  – (continued)

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter (8% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash.

For the period from May 8, 2014 to December 31, 2014, the Company recorded an expense for base management fees of $2,506,937, of which $1,051,811 was waived by the Adviser and $615,668 was payable at December 31, 2014. For the period from January 1, 2014 to May 7, 2014, the Partnership recorded an expense for base management fee of $699,473 of which $0 was payable at December 31, 2014. For the years ended December 31, 2013 and December 31, 2012, the Partnership recorded an expense for base management fees of $2,828,119 and $4,358,653 of which $715,014 and $0 were payable at December 31, 2013 and December 31, 2012, respectively.

Our Adviser may waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the initial public offering is completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the period from May 8, 2014 to December 31, 2014, the Company incurred incentive fees of $966,059, of which $966,059 was waived by the Adviser.

For the period from May 8, 2014 to December 31, 2014, the Company recorded a waiver of management and incentive fees which totaled $2,017,870.

BNY Mellon-Alcentra Mezzanine III, L.P.

For the period from the Commencement Date to the fifth anniversary of the Final Closing Date, the Partnership will pay to the Manager a management fee at an annual rate equal to the product of 1.50% for each Class A Limited Partner and 1.00% – 1.25% for each Class B Limited Partner, in each case multiplied by such Limited Partner’s capital commitment. After the fifth anniversary of the Final Closing Date, the management fee will be paid at annual rates of 1.50% and 1.00% – 1.25% for Class A Limited Partners and Class B Limited Partners, respectively, in each case multiplied by the aggregate amount of such Limited Partner’s capital contributions used to fund the cost of investments that have not been the subject of a disposition less the aggregate

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

7. Related Party Transactions  – (continued)

amount of such Limited Partner’s capital contributions with respect to all investments which have not been disposed of prior to the date of such distribution and which have been permanently written off. The management fee is payable quarterly in advance. For the period from January 1, 2014 to May 7, 2014, Class A Limited Partners were charged $528,719 and Class B Limited Partners were charged $170,754 in management fees. For the years ended December 31, 2013 and December 31, 2012, Class A Limited Partners were charged $2,118,358 and $3,085,023 and Class B Limited Partners were charged $709,761 and $1,273,630 in management fees, respectively.

The management fee is reduced by the placement fees and Excess Organization Expenses paid by the Partnership. The management fee is further reduced by 100% of all transaction fees, investment fees, monitoring fees, management fees and directors’ fees received by the General Partner or any affiliate thereof, net of unreimbursed out-of-pocket expenses. For the period from January 1, 2014 to May 7, 2014, the years ended December 31, 2013 and December 31, 2012, there were no placement fees, Excess Organizational Expenses, or fees received by the Manager that reduced management fee expense in the reporting period.

Certain employees of the Manager are Limited Partners of the Partnership. As of May 7, 2014, an affiliate of the Partnership also had a $50.0 million commitment to the Partnership as a Limited Partner. For the period January 1, 2014 through May 7, 2014 and the years ended December 31, 2013 and December 31, 2012, this Limited Partner has contributed $56,602,997, $40,136,386 and $33,137,763, respectively, or 113.21%, 80.27% and 66.28%, respectively, of its total capital commitments to the Partnership.

As of December 31, 2013, the amounts due from Limited Partners, amounts due to affiliates and distributions payable amounting to $6,635, $10,989 and $168, respectively, relate to capital activity during the period. Additionally, the Partnership incurred $699,473 in management fees, for the period from January 1, 2014 to May 7, 2014 and $2,828,119 and $4,358,653 for the years ended December 31, 2013 and December 31, 2012, respectively. The base management fee payable at May 7, 2014 and December 31, 2013 were $0 and $715,014, respectively.

As of December 31, 2012, there were no placement fees, Excess Organizational Expenses, or fees received by the Manager that reduced management fee expense in the reporting period.

8. Directors Fees

The independent directors of the Company each receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each board of directors meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee, the nominating and corporate governance committee and the compensation committee will receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

For the period May 8, 2014 through December 31, 2014, the Company recorded directors fee expense of $192,608, of which $85,692 was payable at December 31, 2014. For the years ended December 31, 2013 and December 31, 2012, the Company did not record any directors’ fee expense.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

9. Purchases and Sales (Investment Transactions)

Investment purchases, sales and principal payments/paydowns are summarized below for the period from January 1, 2014 through May 7, 2014, the period from May 8, 2014 through December 31, 2014 and the years ended December 31, 2013 and December 31, 2012.

	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Investment purchases, at cost (including PIK interest)	$50,201,887	$113,005,276 **	$42,422,181	$63,712,711
Investment sales, proceeds (including Principal payments/ paydown proceeds)	15,780,666	44,354,959	19,707,026	44,514,170

*	Commencement of operations of the Company
**	Excludes $185 million of investment portfolios acquired by the Company from the Partnership and the Warehouse Portfolios (see Note 1)

10. Credit Facility/Line of Credit

On May 8, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC (“ING”), as administrative agent, collateral agent and lender to provide liquidity in support of its investment and operational activities. The Credit Facility has an initial commitment of $80 million with an accordion feature that allows for an increase in the total commitments up to $160 million, subject to certain conditions and the satisfaction of specified financial covenants. Effective December 19, 2014 the Company entered into an amendment to the Credit Facility to upsize the revolver to a commitment size of $115 million. The Credit Facility is secured primarily by the Company’s assets. The stated maturity date for the Credit Facility is May 8, 2017, which may be extended by mutual agreement. Costs of $2,313,355 were incurred in connection with obtaining and amending the Credit Facility, which have been recorded as deferred financing costs on the Statements of Assets and Liabilities and are being amortized over the life of the Credit Facility.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, portfolio company leverage which may affect the borrowing base and therefore amounts available to borrow.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, at a rate per annum equal to (i) the one, three or six month LIBOR, as applicable, plus 3.25% or (ii) 2.25% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company pays a commitment fee between 0.5% and 1.0% per annum based on the size of the unused portion of the Credit Facility. This fee is included in interest expense on the Company’s consolidated statements of operations.

The Company has made customary representations and warranties and is required to comply with various covenants and reporting requirements. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2014, the Company was in compliance in all material respects with the terms of the Credit Facility.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

10. Credit Facility/Line of Credit  – (continued)

As of December 31, 2014 and December 31, 2013, the Company had United States dollar borrowings of $62.5 million and $15.0 million outstanding under the Credit Facility, respectively.

The Partnership entered into a credit agreement with the Administrator under which the Partnership can borrow an aggregate principal amount of $15 million for the financing of portfolio investments. Interest is charged at the LIBOR Rate plus 1.00%. The credit agreement terminated on April 24, 2014. As of December 31, 2013, the Partnership had outstanding borrowings of $15,000,000. For the period May 8, 2014 through December 31, 2014, Alcentra borrowed an average of $28,678,508. For the period January 1, 2014 through May 7, 2014 and the year ended December 31, 2013, the Partnership borrowed an average of $21,953,080 and $9,484,749, respectively. Alcentra’s weighted average interest rate for the period May 8, 2014 through December 31, 2014 is 3.78%. The Partnership’s weighted average interest rate for the period January 1, 2014 through May 7, 2014 and the years ended December 31, 2013 and December 31, 2012 is 1.76%, 1.46% and 2.31%, respectively.

11. Market and Other Risk Factors

At December 31, 2014, the Company’s portfolio investments are comprised of non-publicly-traded securities. The non-publicly-traded securities trade in an illiquid marketplace. The portfolio is concentrated in the twenty industries listed in Note 13. Risks affecting these industries include, but are not limited to, increasing competition, rapid changes in technology, government actions and changes in economic conditions. These risk factors could have a material effect on the ultimate realizable value of the Company’s investments.

Economic conditions in 2014 continued to impact revenues and operating cash flows for most businesses and continued to impact the lending markets, leaving many businesses unable to borrow or refinance debt obligations. These restrictions on obtaining available financing, coupled with the continuing economic slowdown, have resulted in a low volume of purchase and sale transactions across all industries, which have limited the amount of observable inputs available to the Company in estimating the fair value of the Company’s investments. The Company estimates the fair value of investments for which observable market prices in active markets do not exist based on the best information available, which may differ significantly from values that would have otherwise been used had a ready market for the investments existed and the differences could be material.

Market conditions may deteriorate, which may negatively impact the estimated fair value of the Company’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

12. Commitments and Contingencies

In the normal course of business, the Company and the Partnership enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Company has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Company from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Company, provided they acted in good faith. The Company expects the risk of loss related to its indemnifications to be remote.

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2014, the Company had five unfunded commitments under loan and financing agreements. As of December 31, 2013, the Partnership had one unfunded commitment.

	As of
	December 31, 2014	December 31, 2013
Alpine Waste	$5,000,000	$—
Dentistry for Children, Inc.	3,500,000	2,625,000
HealthFusion, Inc.	2,500,000	—
IGT	500,000	—
Nation Safe Drivers (NSD)	826,202	—
Total	$12,326,202	$2,625,000

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

13. Classification of Portfolio Investments

As of December 31, 2014, the Company’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Industry
Healthcare Services	$22,877,700	$23,502,700	11.69%
Technology & Telecom	14,306,541	17,459,000	8.69%
Infrastructure Maintenance	15,861,076	16,102,785	8.01%
Education	14,277,267	15,717,008	7.82%
Retail Distributions	14,625,000	14,625,000	7.28%
Automotive	14,251,576	14,251,576	7.09%
Oil & Gas Services	12,767,248	13,044,000	6.49%
Disaster Recovery Services	12,290,398	12,596,562	6.26%
Restoration Services	12,116,713	12,119,289	6.03%
Healthcare: Orthopedic Products	11,760,000	12,000,000	5.97%
Waste Management	11,355,479	11,355,479	5.65%
Wholesale	9,960,374	10,849,399	5.40%
Industrial Services	9,899,901	10,006,651	4.98%
Media & Entertainment	11,886,858	9,605,545	4.78%
Technology	8,112,000	9,412,000	4.68%
Waste Services	9,000,000	9,000,000	4.48%
Healthcare & Pharmaceuticals	8,000,000	8,160,000	4.06%
Media: Broadcasting & Subscription	7,397,404	7,575,000	3.77%
Consumer Services	7,167,144	7,167,144	3.57%
Wholesale/Distribution	7,000,000	7,000,000	3.48%
Food & Beverage	5,000,000	4,591,000	2.28%
Environmental/Energy Services	6,268,232	4,576,000	2.28%
Packaging	3,716,716	3,716,716	1.85%
Business Services	3,000,000	3,000,000	1.49%
Call Center Services	1,185,145	1,201,000	0.60%
Total	$254,082,772	$258,633,854	128.68%
Geographic Region
South	$63,408,612	$65,129,019	32.39%
South East	52,303,129	52,764,705	26.25%
Eastern	48,315,209	50,080,809	24.92%
West	39,380,867	38,346,543	19.08%
South West	14,306,541	17,459,000	8.69%
Canada	14,625,000	14,625,000	7.28%
Mid West	14,346,010	12,653,778	6.30%
Puerto Rico	7,397,404	7,575,000	3.77%
Total	$254,082,772	$258,633,854	128.68%
Investment Type
Senior Secured – First Lien	$98,550,397	$97,395,708	48.46%
Equity/Other	53,792,879	59,503,141	29.60%
Senior Subordinated	55,408,294	54,986,207	27.36%
Senior Secured – Second Lien	46,331,202	46,748,798	23.26%
Total	$254,082,772	$258,633,854	128.68%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

13. Classification of Portfolio Investments  – (continued)

As of December 31, 2013, the Partnership’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Industry
Technology	$27,641,303	$36,492,364	32.98%
Healthcare	17,788,791	18,409,791	16.64%
Media & Entertainment	16,401,228	16,796,478	15.18%
Food and Beverage	12,391,564	12,391,564	11.20%
Disaster Recovery Services	13,239,853	11,906,520	10.76%
Waste Management Services	10,802,784	10,802,784	9.76%
Education	11,590,021	10,702,958	9.68%
Energy Service Company	10,017,974	6,868,969	6.21%
Defense Services	500,000	594,409	0.54%
Total	$120,373,518	$124,965,837	112.95%
Geographic Region
Eastern United States	$78,263,263	$85,586,587	77.36%
Midwest United States	22,409,538	19,260,533	17.41%
West United States	19,700,717	20,118,717	18.18%
Total	$120,373,518	$124,965,837	112.95%
Investment Type
Debt	$78,235,163	$77,460,413	70.02%
Common Shares/Membership Units	21,414,063	24,653,409	22.28%
Preferred Shares/Membership Units	20,313,081	20,149,748	18.21%
Warrants	411,211	2,702,267	2.44%
Total	$120,373,518	$124,965,837	112.95%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

14. Financial Highlights

The following per share data and financial ratios have been derived from information provided in the consolidated financial statements of the Company. The following is a schedule of financial highlights for one share of common stock for the period May 8, 2014 through December 31, 2014.

Per share data(1)
Net asset value, beginning of period	$14.55 *
Net investment income (loss)	0.86
Net realized and unrealized gains (losses)	0.57
Provision for taxes on unrealized appreciation on investments	(0.13)
Net increase (decrease) in net assets resulting from operations	1.30
Distributions to shareholders:(2)
From net investment income	(0.86)
Offering costs	(0.12)
Net increase (decrease) in net assets resulting from capital share transactions	(0.12)
Net asset value, end of period	$14.87
Market value per share, end of period	$12.50
Total return based on net asset value(3)(4)(5)	4.9%
Total return based on market value(3)(4)(5)	(10.9)%
Shares outstanding at end of period	13,516,766
Ratio/Supplemental Data:
Net assets, at end of period	$200,989,308
Ratio of total expenses before waiver to average net assets(6)	5.12%
Ratio of interest expense to average net assets(6)	1.04%
Ratio of incentive fees to average net assets(6)	0.75%
Ratio of waiver of management and incentive fees to average net assets(6)	1.57%
Ratio of net expenses to average net assets(6)	3.55%
Ratio of net investment income (loss) before waiver to average net assets(6)	7.45%
Ratio of net investment income (loss) after waiver to average net assets(6)	9.02%
Total Credit Facility payable outstanding	$62,499,154
Asset coverage ratio(7)	4.2
Portfolio turnover rate(5)(8)	20%

*	Net asset value at beginning of period reflects the deduction of the sales load of $0.45 per share paid by the shareholder from the $15.00 offering price.
(1)	The per share data was derived by using the shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $15.00 per

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

14. Financial Highlights  – (continued)

share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(5)	Not Annualized.
(6)	Annualized.
(7)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.
(8)	For the period from May 8, 2014 to December 31, 2014.

The following performance ratios and internal rate of return (“IRR”) (since inception) are presented for the Limited Partners as a single class, taken as a whole. The actual ratios of each individual investor may vary and are dependent upon the specific allocations of income and expense to such investor and the timing of capital transactions for such investor.

The net investment income (loss) ratio and the expense ratio are computed using the weighted average capital of the Limited Partners during the periods. The net investment income (loss) ratio does not include the effects of the carried interest allocation. The weighted average capital calculation reflects a measure of capital after each capital contribution, distribution or other significant change in capital at the end of each quarterly accounting period. The IRR was computed based on the actual dates of Limited Partners’ cash inflows (capital contributions) and outflows (cash and stock distributions), and the residual value of the Limited Partners’ capital accounts from January 1, 2014 through May 7, 2014 and the years ended December 31, 2013, December 31, 2012, December 31, 2011 and the period from May 14, 2010 (Commencement of Operations) to December 31, 2010.

	January 1, 2014 to May 7, 2014	December 31, 2013	December 31, 2012	December 31, 2011	Period from May 14, 2010 to December 31, 2010
Net investment income (loss) ratio before carried interest allocation	15.06%	7.50%	8.94%	6.88%	(85.80)%
Expense ratio before carried interest allocation	1.81%	3.54%	5.92%	6.86%	97.39%
Carried interest allocation	(4.51)%	1.80%	3.79%	—	—
Expense ratio after carried interest allocation	(2.70)%	5.34%	9.71%	6.86%	97.39%
Cumulative IRR after carried interest allocation	13.69%	10.03%	11.30%	4.40%	(66.20)%

These financial highlights may not be indicative of future performance.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

15. Tax Information

As of December 31, 2014, the Company’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$254,082,772
Gross unrealized appreciation	9,141,663
Gross unrealized depreciation	(4,590,581)
Net unrealized investment appreciation	$4,551,082

The tax cost of the Company’s investments as of December 31, 2014, approximates their amortized cost.

16. Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we have subsidiaries that are not required to be consolidated. We have certain unconsolidated significant subsidiaries that pursuant to Rule 4-08(g) of Regulation S-X, summarized financial information is presented below in aggregate as of and for the year ended December 31, 2014.

Balance Sheet	As of December 31, 2014	Income Statement	As of December 31, 2014
Current Assets	21,752,296	Net Sales	73,379,709
Noncurrent Assets	26,765,177	Gross Profit	26,108,240
Current Liabilities	5,827,408	Net Income/EBITDA	9,166,096
Noncurrent Liabilities	20,000,000

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in each of these entities. In this regard, DRC Emergency Services LLC (“DRC ES”) derives significantly all of its revenue from contracts with federal, state and local governments and governmental agencies. As a result, if it does not comply with the terms of a contract or with regulations or statutes, it could be subject to downward contract price adjustments or refund obligations or could in extreme circumstances be assessed penalties or be debarred or suspended from obtaining future contracts for a specified period of time. Any such suspension or debarment or other sanction could have an adverse effect on its business.

Similarly, the business and growth of FST Technical Services, LLC (“FST”) depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

On August 29, 2014, DRC ES was suspended from Federal Government contracting and from directly or indirectly receiving the benefits of federal assistance programs. In DRC ES’s opinion the suspension primarily resulted from alleged actions taken by former employees and subcontractors related to two particular contracts. None of the employees in question work for DRC ES or any of its affiliates. DRC ES is fully cooperating with all Government investigations. The suspension was terminated on October 1, 2014. At this time we believe the DRC ES’s contracts and customer relationships were not materially impacted by the suspension.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

16. Unconsolidated Significant Subsidiaries  – (continued)

The aggregate summarized financial information for DRC ES and FST as of and for the year ended December 31, 2013 are presented below.

Balance Sheet	As of December 31, 2013	Income Statement	For the year ended December 31, 2013
Current Assets	14,298,448	Net Sales	38,655,576
Noncurrent Assets	32,385,291	Gross Profit	11,532,026
Current Liabilities	4,606,485	Net Income (Loss)	(8,157,148)
Noncurrent Liabilities	20,295,994

17. Selected Quarterly Financial Data (Unaudited)

	2014
	For the quarter ended December 31	For the quarter ended September 30	For the period from May 8, 2014 through June 30	For the period from April 1, 2014 through May 7	For the quarter ended March 31
Total investment income	$6,670,403	$5,861,187	$3,634,624	$3,766,431	$3,995,463
Total investment income per common share	0.49	0.43	0.27	N.A.	N.A.
Net investment income	4,551,406	4,595,699	2,454,627	3,751,842	3,175,716
Net investment income per common share	0.34	0.34	0.18	N.A.	N.A.
Net realized and unrealized (loss) gain	(1,505,337)	3,306,153	1,332,473	(264,414)	3,290,966
Net realized and unrealized (loss) gain per common share	(0.11)	0.24	0.10	N.A.	N.A.
Net (decrease) increase in net assets resulting from operations	3,046,069	7,901,852	3,787,100	3,487,428	6,466,682
Basic and diluted earnings per common share	0.23	0.58	0.28	N.A.	N.A.
Net asset value per common share at the end of quarter	14.87	15.00	14.76	N.A.	N.A.

	2013
	For the quarter ended December 31	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$3,435,712	$2,225,597	$2,749,663	$2,640,411
Net investment income	2,314,995	1,351,985	1,953,426	1,889,241
Net realized and unrealized (loss) gain	102,603	248,538	1,549,271	242,352
Net (decrease) increase in net assets resulting from operations	2,417,598	1,600,523	3,502,697	2,131,593

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

18. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Subsequent to December 31, 2014, the following activity occurred:

On January 6, 2015, a $0.34 per share dividend was paid to shareholders of record as of December 30, 2014.

On January 20, 2015, Radiant Logistics obtained committed financing from Alcentra Capital in the amount of $10,000,000 of subordinated debt.

On January 29, 2015, the Company commenced note offerings which mature on January 15,2022, February 15, 2020 and March 15, 2020. These notes may be redeemed in whole or in part at any time or from time to time at the Company’s option (the “Notes”). The Notes bear interest at a rate of 6.50% and 6.375% per year payable semi-annually. The net proceeds to the Company from the sale of the Notes, after underwriting discounts and offering expenses, were approximately $5.8 million. The Company used all of the net proceeds from this offering to repay a portion of the amount outstanding under the Credit Facility.

On February 24, 2015, we realized our investment in American Addiction Centers. They returned the principal amount of $8,000,000 along with the applicable interest income due and a 3% prepayment penalty for a total redemption of $8,528,400.

On March 2, 2015, Alcentra funded an $8,500,000 investment into A2Z Wireless Holdings, Inc. (LIBOR + 10.75%)

On March 5, 2015, Alcentra received a breakage fee of $233,811.78 on Hotel Systems Pro.

On March 10, 2015, the Board of Directors approved the 2015 First quarter dividend of $0.34 per share for shareholders of record date March 31 2015 and payable April 6, 2015.

On March 13, 2015, Alcentra committed to funding an additional $5.5 million to Nation Safe Drivers, an existing portfolio company.

Alcentra Capital Corporation

$

6.50% Notes due 2021

PRELIMINARY PROSPECTUS SUPPLEMENT

           , 2016